UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BRANDYWINEGLOBAL – GLOBAL INCOME OPPORTUNITIES FUND INC.	WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.
CLARION PARTNERS REAL ESTATE INCOME FUND INC.	WESTERN ASSET INTERMEDIATE MUNI FUND INC.
CLEARBRIDGE ENERGY MIDSTREAM OPPORTUNITY FUND INC.	WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.
CLEARBRIDGE MLP AND MIDSTREAM FUND INC.	WESTERN ASSET MANAGED MUNICIPALS FUND INC.
CLEARBRIDGE MLP AND MIDSTREAM TOTAL RETURN FUND INC.	WESTERN ASSET MIDDLE MARKET DEBT FUND INC.
LMP CAPITAL AND INCOME FUND INC.	WESTERN ASSET MIDDLE MARKET INCOME FUND INC.
WESTERN ASSET CORPORATE LOAN FUND INC.	WESTERN ASSET MORTGAGE OPPORTUNITY FUND INC.
WESTERN ASSET EMERGING MARKETS DEBT FUND INC.	WESTERN ASSET MUNICIPAL DEFINED OPPORTUNITY TRUST INC.
WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.	WESTERN ASSET MUNICIPAL HIGH INCOME FUND INC.
WESTERN ASSET GLOBAL HIGH INCOME FUND INC.	WESTERN ASSET MUNICIPAL PARTNERS FUND INC.
WESTERN ASSET HIGH INCOME FUND II INC.	WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.
WESTERN ASSET HIGH INCOME OPPORTUNITY FUND INC.

(Name of Registrant(s) as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LEGG MASON-SPONSORED FUNDS

620 Eighth Avenue, 49th Floor

New York, NY 10018

[     ], 2020

Dear Shareholder:

A special meeting of shareholders of your Fund will be held at the offices of Legg Mason, Inc. (“Legg Mason”) at 620 Eighth Avenue, 49th Floor, New York, New York 10018, on June 5, 2020, at 9:00 a.m. (Eastern time), to vote on the proposals listed in the enclosed Joint Proxy Statement.

Legg Mason is the parent company of the investment managers and the subadvisers of the Funds named in the Joint Proxy Statement. Legg Mason has entered into an agreement with Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, under which Franklin Templeton will, subject to approval by Legg Mason’s shareholders and satisfaction of other conditions, acquire Legg Mason. The sale will cause the Funds’ current management and subadvisory agreements to terminate in accordance with applicable law. In order for each Fund’s operations to continue uninterrupted after the sale, we are asking the shareholders of each Fund to approve new agreements. Each Fund’s Board of Directors (the “Board”) has approved the new agreements. It is important to note that your Fund’s management fee rates will remain the same under the new agreements, and the acquisition is not expected to result in any change in the portfolio managers of your Fund.

Your Fund’s Board recommends that you vote “FOR” each of the proposals applicable to your Fund. However, before you vote, please read the full text of the Joint Proxy Statement for an explanation of each of the proposals.

Your vote on these matters is important. Even if you plan to attend and vote in person at the meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or over the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and returning it in the accompanying postage-paid return envelope. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy by June 4, 2020.

If you have any questions about the proposals to be voted on, please call [     ] at [     ].

Sincerely,

Jane E. Trust

President of the Funds

i

IMPORTANT NEWS FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Joint Proxy Statement, for your convenience, we have provided a brief overview of the materials in this booklet.

Questions and Answers

Q.	Why did you send me this booklet?

A.

This booklet contains a notice of meetings of shareholders of investment funds (each, a “Fund” and together, the “Funds”) sponsored by Legg Mason, Inc. (“Legg Mason”). The booklet also contains a proxy statement describing the matters to be considered at the shareholder meetings and giving information about them. You are receiving these proxy materials because you own, directly or through a broker-dealer, bank, insurance company or other intermediary, shares of one or more Funds. As such a shareholder, you have the right to vote on the proposals concerning your investment in the Fund or Funds in which you own shares.

Q.	Who is asking for my vote?

A.

The Board of Directors (“Board”) of each Fund is asking you to vote at the meeting on the proposals applicable to your Fund. Your Fund’s Board oversees the business and affairs of your Fund and is required by law to act in what the Board believes to be the best interests of your Fund.

Q.	How does my Fund’s Board recommend that I vote?

A.	After careful consideration of each proposal, your Fund’s Board recommends that you vote FOR each proposal applicable to your Fund.

Q.	What am I being asked to vote “FOR” in this proxy?

A.	You are being asked to vote in favor of proposals to:

•	Approve a new management agreement for your Fund with your Fund’s manager.

•	Approve a new subadvisory agreement with each of your Fund’s subadvisers.

In this booklet, we refer to the agreement with each subadviser as a “subadvisory agreement,” even though certain of these agreements are titled sub-sub-advisory agreements.

Each new agreement will take effect when the manager or subadviser becomes a subsidiary of Franklin Templeton.

Q.	Why am I being asked to vote on new management and new subadvisory agreements?

A.

Legg Mason is the parent company of the Funds’ investment manager and the Funds’ subadvisers. Legg Mason has entered into an agreement with Franklin Resources, Inc., a global investment management organization operating as Franklin Templeton, under which Franklin Templeton will acquire Legg Mason. Upon completion of the sale, the Funds’ investment manager and the subadvisers will become subsidiaries of Franklin Templeton. The sale will result in what is commonly called a “change of control” of Legg Mason and will cause the Funds’ current management agreements and subadvisory agreements to terminate in accordance with applicable law. The sale will not be completed unless certain conditions are met. One of these conditions is that advisory clients of Legg Mason investment affiliates representing a specified percentage of Legg Mason revenue consent to the continuation of their advisory relationships after completion of the sale.

The sale will not result in any changes to the contractual management fee rates charged to the Funds, nor will the sale alter currently effective expense waiver and reimbursement arrangements applicable to the Funds. The sale also is not expected to result in any diminution in the investment management services provided to the Funds or any changes to the portfolio managers of any Fund.

Q.	How will the sale of Legg Mason potentially benefit me?

A.

The combination of Legg Mason and Franklin Templeton will result in one of the world’s largest independent, specialized global investment managers with a combined $1.5 trillion in assets under management (based on Legg Mason and Franklin Templeton assets under management as of January 31, 2020). Assets under management are subject to fluctuation based on market conditions and other factors. Following the sale, Legg Mason and its affiliates will be part of an organization with greater scale, broader distribution capabilities and new opportunities to grow. Approval of the new management and subadvisory agreements will assure continuity of the investment program you selected through your investment in the Funds and allow the Funds’ operations to continue uninterrupted after the sale.

Q.	How do the new management and subadvisory agreements differ from my Fund’s current agreements?

A.	The new agreements will be identical to the current agreements, except for the dates of execution, effectiveness and termination.

Q.	Will my Fund’s contractual management fee rates go up?

A.	No. Your Fund’s contractual management fee rates will not change as a result of the new agreements.

Q.	Will the new management and subadvisory agreements result in any changes in the portfolio management, investment objective or investment strategy of my Fund?

A.	No. The new agreements are not expected to result in any changes to the portfolio managers of your Fund or in your Fund’s investment objective or investment strategy.

Q.	What happens if new management and new subadvisory agreements are not approved for my Fund?

A.

If shareholders of your Fund do not approve a new management agreement, or a new subadvisory agreement or agreements, for your Fund, and the sale of Legg Mason to Franklin Templeton occurs, your Fund’s current agreements will terminate, and the applicable manager or subadviser will not be able to provide services to the Fund under the new agreement or agreements that have not been approved. If this should happen, the Board of your Fund would implement interim management or subadvisory agreements for a period of no more than 150 days in order to determine appropriate action, which could include continuing to solicit approval of new management or subadvisory agreements. The Board has approved interim management and subadvisory agreements to provide for maximum flexibility for your Fund’s future. The terms of the interim agreements are identical to those of the current agreements except for term and escrow provisions required by applicable law.

Q.	Will there be any changes to my Fund’s custodian or other service providers as a result of the sale of Legg Mason?

A.	No. There will not be any changes to your Fund’s custodian or other service providers as a result of the sale of Legg Mason.

Q.	Is my Fund paying for this proxy statement?

A.	No. All costs of the proxy and the shareholder meetings, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, will be borne by Legg Mason.

Q.	Will my vote make a difference?

A.	Yes. Your vote is needed to ensure that the proposals for your Fund can be acted upon. Your Fund’s Board encourages you to participate in the governance of your Fund.

Q.	How do I vote my shares?

A.	You may vote your shares in one of four ways:

•	By telephone: Call the toll-free number printed on the enclosed proxy card(s) and follow the directions.

•	By internet: Access the website address printed on the enclosed proxy card(s) and follow the directions on the website.

•	By mail: Complete, sign and date the proxy card(s) you received and return in the self-addressed, postage-paid envelope.

•	In person: At the meeting to be held at the offices of Legg Mason at 620 Eighth Avenue, New York, New York, on June 5, 2020 at 9:00 a.m. (Eastern time).

Q.	Why might I receive more than one Proxy Card?

A.

If you own shares in more than one Fund on the Record Date (as defined below), you may receive more than one proxy card. Even if you plan to attend the Meeting, please sign, date and return EACH proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposal with respect to EACH Fund you own.

Q.	Whom do I call if I have questions?

A.	If you have any questions about the proposals, or how to vote your shares, please call at .

It is important that you vote promptly. This will help avoid the need for further solicitation. In order to ensure that shares will be voted in accordance with your instructions, please submit your proxy by June 4, 2020.

LEGG MASON-SPONSORED FUNDS

620 Eighth Avenue, 49th Floor

New York, NY 10018

[     ], 2020

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held

June 5, 2020

A special meeting (the “Meeting”) of the shareholders of the Legg Mason-sponsored Funds (each, a “Fund”) identified below will be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York 10018, on June 5, 2020, at 9:00 a.m. (Eastern time), to consider and vote on the following proposals, as more fully described in the accompanying Joint Proxy Statement:

PROPOSAL 1.	To approve a new management agreement with Legg Mason Partners Fund Advisor, LLC

PROPOSAL 2.	To approve a new subadvisory agreement with:
	2-A	Brandywine Global Investment Management, LLC
	2-B	ClearBridge Investments, LLC
	2-C	Western Asset Management Company, LLC
	2-D	Western Asset Management Company Limited
	2-E	Western Asset Management Company Ltd
	2-F	Western Asset Management Company Pte. Ltd.
	2-G	Clarion Partners, LLC
(The specific proposal(s) on which your Fund is voting are identified in the Summary of Proposals in the accompanying Joint Proxy Statement.)

PROPOSAL 3.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Your Fund’s Board recommends that you vote “FOR” all proposals upon which you are being asked to vote. Shareholders of record at the close of business on March 9, 2020 are entitled to vote at the Meetings and at any adjournments or postponements thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING TO BE HELD ON JUNE 5, 2020: The notice of special meeting of shareholders, Joint Proxy Statement and your form of proxy card are available at [    ].

If you own shares in more than one Fund as of the close of business on March 9, 2020, you may receive more than one proxy card. Please be certain to sign, date and return each proxy card you receive, or if you vote by telephone or over the Internet, please vote on the proposals affecting each Fund you own.

By order of the Boards of Directors,

Robert I. Frenkel

Secretary

[                    ], 2020

v

Closed-End Funds Holding Special Meetings of Shareholders on

June 5, 2020

BrandywineGLOBAL — Global Income Opportunities Fund Inc.	Western Asset High Yield Defined Opportunity Fund Inc.
Clarion Partners Real Estate Income Fund Inc.	Western Asset Intermediate Muni Fund Inc.
ClearBridge Energy Midstream Opportunity Fund Inc.	Western Asset Investment Grade Defined Opportunity Trust Inc.
ClearBridge MLP and Midstream Fund Inc.	Western Asset Managed Municipals Fund Inc.
ClearBridge MLP and Midstream Total Return Fund Inc.	Western Asset Middle Market Debt Fund Inc.
LMP Capital and Income Fund Inc.	Western Asset Middle Market Income Fund Inc.
Western Asset Corporate Loan Fund Inc.	Western Asset Mortgage Opportunity Fund Inc.
Western Asset Emerging Markets Debt Fund Inc.	Western Asset Municipal Defined Opportunity Trust Inc.
Western Asset Global Corporate Defined Opportunity Fund Inc.	Western Asset Municipal High Income Fund Inc.
Western Asset Global High Income Fund Inc.	Western Asset Municipal Partners Fund Inc.
Western Asset High Income Fund II Inc.	Western Asset Variable Rate Strategic Fund Inc.
Western Asset High Income Opportunity Fund Inc.

LEGG MASON-SPONSORED FUNDS

620 Eighth Avenue, 49th Floor

New York, NY 10018

[ ], 2020

JOINT PROXY STATEMENT

This Joint Proxy Statement is furnished in connection with the solicitation by the Boards of Directors (each, a “Board” and each Board member, a “Director,” or a “Board Member”) of each of the Funds listed in the accompanying Notice of Special Meetings of Shareholders (each, a “Fund”) of proxies to be voted at special meetings of shareholders of each such Fund to be held on June 5, 2020 at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York 10018 at 9:00 a.m. (Eastern time) (for each Fund, a “Meeting” and collectively, the “Meetings”) and at any and all adjournments or postponements thereof. The Meetings will be held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Meeting is in the best interests of the Fund in light of the similar matters being considered and voted on by the shareholders of each Fund. The Meetings are being held together for convenience, but each Meeting is a separate meeting. This Joint Proxy Statement and the accompanying materials are being mailed by the Board to shareholders on or about [ ], 2020.

Each Fund is organized as a Maryland corporation (a “Corporation”). The Corporations are registered investment companies. A list of each Corporation is set forth in Appendix A.

Shareholders of record at the close of business on March 9, 2020 (the “Record Date”) are entitled to vote at the Meetings.

Common shareholders of each Fund are entitled to one vote for each share held. Holders of preferred shares of each Fund identified in Appendix B will have the voting rights identified in Appendix B. The manner in which shareholders of each Fund are entitled to vote is shown in Appendix B. Preferred and common shareholders of each Fund will vote as a single class on the proposals on which they are entitled to vote. Shareholders are not entitled to any appraisal rights as the result of any proposal to be considered at the Meetings.

The number of shares of each Fund outstanding as of the close of business on March 9, 2020 and the net assets of each Fund as of that date are shown in Appendix B.

The Fund of which you are a shareholder is named on a proxy card included with this Joint Proxy Statement. If you owned shares in more than one Fund on the Record Date, you may receive more than one proxy card. Please complete EACH proxy card you receive, or if you vote by telephone or over the Internet, please vote on the proposals applicable to EACH Fund you own. If you vote by telephone or over the Internet, you may be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to a Fund’s Meeting will be voted at the Meeting. On the matters coming before each Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly.

If a proxy is properly executed and returned and no choice is specified with respect to one or more proposals, the shares will be voted “FOR” each such proposal. Shareholders who execute proxies or provide voting instructions by telephone or the Internet may revoke them with respect to any or all proposals at any time before a vote is taken on a proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending the Meetings and voting in person, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Meetings, however, will not revoke any previously executed proxy. If you hold shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Photographic identification and satisfactory evidence of ownership of Fund shares, such as a copy of the proxy card included with this Joint Proxy Statement, will be required for admission to the Meetings.

Annual reports are sent to shareholders of record of each Fund following the Fund’s fiscal year end. Each Fund’s fiscal year end is set forth in Appendix A of this Joint Proxy Statement. Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at 620 Eighth Avenue, 49th Floor, New York, New York 10018 or by calling toll free at [ ]. Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Joint Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Joint Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

The following table summarizes each proposal to be presented at the Meetings, and shareholders of which Funds are being asked to vote on each proposal. The enclosed proxy card(s) indicate the Fund(s) in which you hold shares and the proposals on which you are being asked to vote.

Please note that in this Joint Proxy Statement, we refer to the agreement with each subadviser as a “subadvisory agreement,” even though certain of these agreements are titled sub-sub-advisory agreements.

Summary of Proposals

	Proposal 1 – to approve a new management agreement with Legg Mason Partners Fund Advisor, LLC	Proposal 2 – to approve a new subadvisory agreement with:
Name of Fund		(a) Brandywine Global Investment Management, LLC	(b) ClearBridge Investments, LLC	(c) Western Asset Management Company, LLC	(d) Western Asset Management Company Limited	(e) Western Asset Management Company Ltd	(f) Western Asset Management Company Pte. Ltd.	(g) Clarion Partners, LLC
BrandywineGLOBAL — Global Income Opportunities Fund Inc.	Ö	Ö
Clarion Partners Real Estate Income Fund Inc.	Ö			Ö				Ö
ClearBridge Energy Midstream Opportunity Fund Inc.	Ö		Ö
ClearBridge MLP and Midstream Fund Inc.	Ö		Ö
ClearBridge MLP and Midstream Total Return Fund Inc.	Ö		Ö
LMP Capital and Income Fund Inc.	Ö		Ö	Ö	Ö
Western Asset Corporate Loan Fund Inc.	Ö			Ö
Western Asset Emerging Markets Debt Fund Inc.	Ö			Ö	Ö		Ö
Western Asset Global Corporate Defined Opportunity Fund Inc.	Ö			Ö	Ö	Ö	Ö
Western Asset Global High Income Fund Inc.	Ö			Ö	Ö		Ö
Western Asset High Income Fund II Inc.	Ö			Ö	Ö		Ö
Western Asset High Income Opportunity Fund Inc.	Ö			Ö	Ö
Western Asset High Yield Defined Opportunity Fund Inc.	Ö			Ö	Ö	Ö	Ö
Western Asset Intermediate Muni Fund Inc.	Ö			Ö
Western Asset Investment Grade Defined Opportunity Trust Inc.	Ö			Ö	Ö	Ö	Ö
Western Asset Managed Municipals Fund Inc.	Ö			Ö
Western Asset Middle Market Debt Fund Inc.	Ö			Ö	Ö
Western Asset Middle Market Income Fund Inc.	Ö			Ö	Ö	Ö	Ö
Western Asset Mortgage Opportunity Fund Inc.	Ö			Ö	Ö
Western Asset Municipal Defined Opportunity Trust Inc.	Ö			Ö
Western Asset Municipal High Income Fund Inc.	Ö			Ö
Western Asset Municipal Partners Fund Inc.	Ö			Ö
Western Asset Variable Rate Strategic Fund Inc.	Ö			Ö	Ö		Ö

Vote Required and Manner of Voting Proxies

A quorum of shareholders is required to take action at each Meeting. The quorum requirement for each Fund is set forth in Appendix B.

Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” as present for purposes of determining a quorum. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter.

If you hold your shares directly (not through a broker-dealer, bank, insurance company or other intermediary), and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” Proposal 1 and Proposal 2.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meetings. A broker-dealer that is a member of the New York Stock Exchange and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer’s or client’s shares with respect to non-routine proposals, including Proposal 1 and Proposal 2.

If you hold shares of a Fund through a broker-dealer, bank, insurance company or other intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Meetings, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a Proposal may be deemed to authorize a service provider to vote such shares in favor of the applicable Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. Because of this practice, a small number of shareholders could determine how a Fund votes, if other shareholders fail to vote.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent and you do not give specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. In particular, failure to vote may not be an effective way to oppose these proposals. Therefore, you are strongly encouraged to give your broker-dealer, or service agent or participating insurance company specific instructions as to how you want your shares to be voted.

Each of Proposal 1 and Proposal 2:

•	Requires a “1940 Act Majority Vote” of the outstanding voting securities of the applicable Fund, voting together as a single class.

•

A “1940 Act Majority Vote” of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund.

Approval of each Proposal will occur only if a sufficient number of votes at the Meeting are cast “FOR” that Proposal.

Abstentions and broker non-votes are not considered “votes cast” and, therefore, do not constitute a vote “FOR” Proposals. Any abstentions or broker non-votes would effectively be treated as votes “AGAINST” Proposal 1 and Proposal 2.

Please note that even if shareholders of your Fund approve Proposal 1 and/or Proposal 2, it is possible that new management and subadvisory agreements for your Fund will not take effect. This is because the completion of the acquisition of Legg Mason by Franklin Templeton will not occur unless certain conditions are met. One of these conditions is that advisory clients of Legg Mason investment affiliates, which would include advisory clients that are not Funds, representing a specified percentage of Legg Mason revenue consent to the continuation of their advisory relationships after completion of the sale. If this does not take place, new management and subadvisory agreements will not take effect. On the other hand, the sale may take place even if shareholders of your Fund do not approve Proposal 1 and/or Proposal 2. If this should happen, the Board of your Fund would implement interim management or subadvisory agreements for a period of no more than 150 days in order to determine appropriate action, which could include continuing to solicit approval of new management or subadvisory agreements. The Board has approved interim management and subadvisory agreements to provide for maximum flexibility for your Fund’s future.

Adjournments and Postponements

For Funds other than Clarion Partners Real Estate Income Fund Inc., Western Asset Middle Market Debt Fund Inc. and Western Asset Middle Market Income Fund Inc., the Meeting with respect to the Fund may, by action of the chair of the Meeting and without any action by shareholders, be adjourned from time to time, without notice other than by announcement at the Meeting at which the adjournment is taken, with respect to one or more matters to be considered at the Meeting, whether or not a quorum is present with respect to such matter. If the Meeting is adjourned to a date more than 120 days after the record date originally fixed for the Meeting, the Fund will set a new record date for the Meeting. In that case, any proxy received by the Fund from a shareholder who was a shareholder of record on both the record date originally set for the Meeting and the new record date for such Meeting shall remain in full force and effect unless explicitly revoked by the applicable shareholder. The Meeting for any Fund may be postponed prior to the Meeting. If the Meeting is postponed, notice of the postponement, which may be made by public announcement in accordance with the Fund’s bylaws, and the new date, time and place of the Meeting will be given.

For Clarion Partners Real Estate Income Fund Inc., the Meeting with respect to the Fund may, by action of the chair of the Meeting and without any action by shareholders, be adjourned from time to time to a date not more than 120 days after the original record date, without notice other than announcement at the Meeting, if a quorum is not present.    The Meeting for the Fund may be postponed prior to the Meeting, by making a public announcement. If the Meeting is postponed or adjourned to a date more than 120 days after the record date originally fixed for the Meeting, a new record date for such Meeting will be determined. In that case, any proxy received by the Fund from a shareholder who was a shareholder of record on both the record date originally set for the Meeting and the new record date for such Meeting shall remain in full force and effect unless explicitly revoked by the applicable shareholder.

For each of Western Asset Middle Market Debt Fund Inc. and Western Asset Middle Market Income Fund Inc., the Meeting with respect to the Fund may, by action of the chair of the Meeting and without any action by shareholders, be adjourned from time to time, without notice other than by announcement at the Meeting at which the adjournment is taken, to a date not more than 120 days after the record date set for the Meeting, whether or not a quorum is present with respect to such matter. The Meeting for either Fund may be postponed prior to the Meeting. Public Notice will be given prior to the time previously scheduled for the Meeting if the Meeting is postponed. If the Meeting is postponed or adjourned to a date more than 120 days after the record date originally fixed for the Meeting, a new record date for such Meeting will be determined. In that case, any proxy received by the Fund from a shareholder who was a shareholder of record on both the record date originally set for the Meeting and the new record date for such Meeting shall remain in full force and effect unless explicitly revoked by the applicable shareholder.

For any Fund, in the event of any inconsistency between the proxy statement and the Fund’s governing documents or applicable law, the Fund’s governing documents and applicable law will control.

PROPOSAL 1 — TO APPROVE A NEW MANAGEMENT AGREEMENT WITH YOUR FUND’S MANAGER

At the Meeting, you will be asked to approve a new management agreement between your Fund and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), each Fund’s investment adviser (a “New Management Agreement”). Shareholders of each Fund vote on Proposal 1.

Introduction

LMPFA is a wholly-owned subsidiary of Legg Mason. LMPFA is referred to herein as the “Manager.”

You are being asked to approve a New Management Agreement for your Fund because your Fund’s current management agreement will terminate upon the sale of Legg Mason to Franklin Templeton. The sale, which will result in a “change of control” of Legg Mason, is described in more detail below.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that an advisory agreement of an investment company provide for automatic termination of the agreement in the event of its “assignment” (as defined in the 1940 Act). A sale of a controlling block of an investment adviser’s “voting securities” (as defined in the 1940 Act) generally is deemed to result in an assignment of the investment adviser’s advisory agreements. The consummation of the transaction described below will constitute a sale of a controlling block of voting securities of the Manager that will result in the automatic termination of the current management agreement between each Fund and the Manager (a “Current Management Agreement”).

If shareholders of your Fund approve the New Management Agreement prior to the consummation of the transaction, it will be effective upon the consummation of the transaction. In the event that the transaction is not consummated, the Manager will continue to serve as investment adviser of your Fund pursuant to the terms of the Current Management Agreement.

There will be no increase in management fee rates as a result of the New Management Agreement for your Fund. The transaction is not expected to result in any diminution in the nature, extent, or quality of the services provided by the Manager to your Fund.

The date of the Current Management Agreement for your Fund, the date on which the agreement was last approved by your Fund’s shareholders and the contractual investment management fees payable to the Manager as investment adviser to your Fund are set forth in Appendix D of this Joint Proxy Statement. Aggregate management fees paid to the Manager by your Fund during the last fiscal year are set forth in Appendix F of this Joint Proxy Statement. The date the Board last approved the continuation of the Current Management Agreement is set forth in Appendix D of this Joint Proxy Statement.

Description of the Transaction

Legg Mason is the parent company of your Fund’s Manager and subadvisers. In February, 2020, Legg Mason entered into a definitive agreement (the “Transaction Agreement”) with Franklin Templeton, under which Franklin Templeton will acquire Legg Mason. Under the terms of the Transaction Agreement, Franklin Templeton will pay, in cash at closing, $50.00 per share of Legg Mason common stock and will assume approximately $2 billion of Legg Mason’s outstanding debt (the “Transaction”). The total value of the Transaction is approximately $6.5 billion. Upon completion of the Transaction, your Fund’s Manager and the subadvisers will become wholly owned subsidiaries1 of Franklin Templeton.

[1]	Except for Clarion Partners, LLC, which is currently a majority-owned subsidiary of Legg Mason and will become a majority-owned subsidiary of Franklin Templeton upon completion of the Transaction.

Consummation of the Transaction is subject to certain terms and conditions, including, among others: (i) approval of the Transaction by Legg Mason shareholders; (ii) receipt of applicable regulatory approvals; and (iii) consent by advisory clients of Legg Mason investment affiliates representing a specified percentage of the revenue attributable to the assets under management for those clients to continue their advisory relationships with the Legg Mason investment affiliates following the consummation of the Transaction. This includes approval by shareholders of Funds having sufficient assets of new management and subadvisory agreements to replace those that will terminate automatically upon consummation of the Transaction, as described below. Subject to satisfaction or waiver of the terms and conditions, the Transaction is expected to close in the third quarter of 2020.

As part of the Transaction, Franklin Templeton will maintain the investment autonomy of the Legg Mason investment affiliates that manage the investments of your Funds, including Brandywine Global, Clarion Partners, ClearBridge and Western Asset (each, as defined below). Legg Mason investment affiliates serve as subadvisers to the Funds.

Upon consummation of the Transaction, Franklin Templeton will be one of the world’s largest independent, specialized global investment managers with a combined $1.5 trillion in assets under management (based on its and Legg Mason’s assets under management as of January 31, 2020). Assets under management are subject to fluctuation based on market conditions and other factors. The investment platform of the combined organization will be balanced between retail and institutional client assets under management. The combined organization will have greater scale, broader distribution capabilities and new opportunities to grow. Approval of the new management and subadvisory agreements will assure continuity of the investment program you selected through your investment in the Funds and allow the Funds’ operations to continue uninterrupted after the sale.

Information Concerning the Parties to the Transaction

Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a financial services holding company that provides asset management and financial services through its investment affiliates. Legg Mason’s investment affiliates, which include Brandywine Global, Clarion Partners, ClearBridge, Martin Currie, QS Investors, Royce Investment Partners and Western Asset, operate with investment independence and have specialized expertise across equity, fixed income, alternative and liquidity investments and markets around the globe. Legg Mason’s assets under management were approximately $806 billion as of January 31, 2020.

Franklin Templeton. Franklin Resources, Inc. (“FRI”), whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. Through specialized teams, Franklin Templeton has expertise across all asset classes, including equity, fixed income, alternatives and custom multi-asset solutions. Franklin Templeton has more than 600 investment professionals, who are supported by Franklin Templeton’s integrated, worldwide team of risk management professionals and global trading desk network, and has employees in over 30 countries. The common stock of FRI is traded on the New York Stock Exchange under the ticker symbol “BEN” and is included in the Standard & Poor’s 500 Index.

Impact on the Investment Advisory Services Provided to Your Fund

The Transaction is not expected to result in any diminution in the nature, extent or quality of the services provided by the Manager to your Fund and its shareholders. The Transaction also is not expected to result in any diminution in the nature, extent or quality of the services provided by the subadviser or subadvisers to your Fund and its shareholders.

In particular, the Transaction is not expected to result in any material changes in the manner in which the Manager or the subadvisers provide investment management services to your Fund. The Transaction also is not expected to result in changes in the personnel providing portfolio management services to your Fund. Following the consummation of the Transaction, the Manager and the subadvisers will be able to draw upon the resources of the combined Franklin Templeton, which will be one of the world’s largest independent asset managers with a broad distribution footprint.

Comparison of New Management Agreement with Current Management Agreement

The terms of the New Management Agreement for your Fund are identical to the terms of your Fund’s Current Management Agreement, except for the dates of execution, effectiveness and termination. The contractual management fee rates to be paid by your Fund are identical under the applicable Current Management Agreement and the New Management Agreement.

Set forth below is a general description of the New Management Agreement and a comparison of its terms to those of the Current Management Agreement. Shareholders should refer to Appendix J-1 for a more detailed comparison of the terms of the New Management Agreement and their Fund’s Current Management Agreement, and Appendix J-2 for a copy of the form of New Management Agreement.

In the event of any inconsistency between this Joint Proxy Statement and the agreements described herein, the agreements will control.

Fees. As noted above, the contractual management fee rates to be paid by your Fund and the method of calculation are identical under the applicable Current Management Agreement and the New Management Agreement. The management fee rate payable by your Fund under both the Current Management Agreement and the New Management Agreement is set forth in Appendix D.

Investment Management Services. Each of the Current Management Agreement and the New Management Agreement provides that, subject to the supervision of the Fund’s Board, the Manager regularly provides the Fund with investment research, advice, management and supervision, and furnishes a continuous investment program for the Fund consistent with the Fund’s investment objectives, policies and restrictions. The Manager determines from time to time what securities and other investments will be purchased, retained or sold by the Fund and implements those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, other applicable federal and state law and any specific policies adopted by the Fund’s Board and disclosed to the Manager.

As noted above, under each of the Current Management Agreement and the New Management Agreement, the Fund’s Manager is authorized to place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Fund’s Board that may modify or restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions, brokers or dealers may be selected by the Manager who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Funds and/or the other accounts over which the Manager or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.”    The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed either in terms of that particular transaction or the overall responsibilities that the Manager and its affiliates have with respect to accounts over which they exercise investment discretion.

Each of the Current Management Agreement and the New Management Agreement provides that the Manager will perform other functions of investment management and supervision, in each case subject to the discretion of the Board. Each of the Current Management Agreement and the New Management Agreement also specifies that the Manager will exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities, subject to such direction as the Fund’s Board may provide.

Fund Administration Services. Each of the Current Management Agreement and the New Management Agreement provides that the Manager will also perform administrative, management or other services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, subject to the direction and control of the Fund’s Board. Such administrative services include (i) supervising the overall administration of the Fund, including maintaining the Fund’s books and records, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws.

Under each of the Current Management Agreement and the New Management Agreement, the Manager is also required to supply the Fund’s Board and officers with all information and reports reasonably required by them and reasonably available to the Manager. In addition, each of the Current Management Agreement and the New Management Agreement requires the Manager to furnish the Fund, at its own expense, with office facilities and all personnel reasonably necessary for the operation of the Fund.

Payment of Expenses. Each of the Current Management Agreement and the New Management Agreement states that, except as specifically indicated therein, the Manager is not responsible for any of the Fund’s ordinary or extraordinary expenses. The Manager is required to bear all expenses, and furnish all necessary services, facilities and personnel, in connection with its responsibilities to provide the Fund with investment advisory and administrative services thereunder.

Investment Subadvisers. Each of the Current Management Agreement and the New Management Agreement authorizes the Manager or the Fund to enter into contracts with investment subadvisers or subadministrators. These agreements permit subadvisers or subadministrators to be affiliates of the Manager. If the Manager contracts with a subadviser or subadministrator, as permitted under each of the Current Management Agreement and the New Management Agreement, the Manager would pay the subadvisory or subadministration fees, unless the Fund’s Board agrees otherwise.

Potential Conflicts of Interest. Each Fund and its Manager have adopted policies and procedures to address certain potential conflicts of interest that may arise in a typical investment advisory relationship. Certain of the Current Management Agreements and the New Management Agreements also contain provisions that address potential conflicts of interest. Among other things, these agreements provide that, if the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in securities purchased or sold for more than one account must be allocated among the accounts in a manner deemed equitable by the Manager. In addition, if transactions of a Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the Manager’s policies and procedures as presented to the Fund’s Board from time to time. Each of the Current Management Agreement and the New Management Agreement specifically provides that the Manager may engage in any other business or render services of any kind.

Limitation on Liability. Under each of the Current Management Agreement and the New Management Agreement, the Manager is not liable for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund. A Manager is not protected, however, for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. The Current Management Agreements and New Management Agreements for certain Funds also clarify that the Manager assumes no responsibility other than to render the services called for by the Agreement in good faith, and that the Manager is not liable for any error of judgment or mistake of law, and that the Manager is not responsible for any action of the applicable Board in following or declining to follow the Manager’s advice or recommendations.

Term and Continuance. If approved by shareholders prior to the consummation of the Transaction, the Fund’s New Management Agreement will go into effect upon the consummation of the Transaction for a two-year period. Thereafter, if not terminated, the New Management Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board, or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board Members who are not interested persons of a party to the New Management Agreement, as required by the 1940 Act. The Current Management Agreements have similar provisions for their term and continuance, although the initial dates of the agreements differ and the initial two-year period has elapsed in most cases.

Termination. Each of the Current Management Agreement and the New Management Agreement may be terminated at any time, without the payment of any penalty, by the Fund upon not more than sixty days’ and not less than thirty days’ written notice to the Manager or by the Manager upon not less than ninety days’ written notice to the Fund. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, upon written notice provided within the period specified by the Agreement. Each Management Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Current Management Agreements and New Management Agreements for certain Funds also limit the ongoing use of the name of the Manager following termination.

Additional Provisions. The Current Management Agreement for Clarion Partners Real Estate Income Fund Inc. includes additional provisions regarding third party beneficiaries and forum selection, which will also be included in the New Management Agreement for that Fund. The following provisions described below apply only to Clarion Partners Real Estate Income Fund Inc., and do not vary from the existing provisions for that Fund. The New Management Agreement, like the Current Management Agreement, provides that the Agreement does not create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors. In addition, the New Management Agreement, like the Current Management Agreement, provides that any legal suit, action or proceeding related to, arising out of or concerning the agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York and submitted to the Commercial Division of that court (each, a “Designated Court”). The New Management Agreement, like the Current Management Agreement, provides that each party to the agreement (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. The New Management Agreement, like the Current Management Agreement, also provides that the Manager is not liable for any losses caused by natural disasters, failure or disruption of utilities, communications, computer or information technology and various circumstances beyond the Manager’s control.

Possible Interim Management Agreement

If the shareholders of your Fund do not approve the New Management Agreement and the Transaction is completed, an interim investment management agreement between your Fund’s Manager and your Fund (the “Interim Management Agreement”) will take effect upon the closing of the Transaction. The Board is expected to approve the Interim Management Agreement to allow the Manager to continue providing services to your Fund while shareholder approval of the New Management Agreement continues to be sought. The terms of the Interim Management Agreement are identical to those of the Current Management Agreement, except for the term and escrow provisions described below. The Interim Management Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of your Fund approve the New Management Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Manager under the Interim Management Agreement will be held in an interest-bearing escrow account. If shareholders of your Fund approve the New Management Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Management Agreement will be paid to the Manager. If shareholders of your Fund do not approve the New Management Agreement prior to the end of the 150-day period, the Board of your Fund will consider what further action to take consistent with their fiduciary duties to the Fund, and the Manager will be paid the lesser of its costs incurred in performing its services under the Interim Management Agreement or the total amount of the escrow account, plus interest earned. Thereafter, the Board of your Fund would either negotiate a new investment advisory agreement with an advisory organization selected by the Board or make other appropriate arrangements.

Board Evaluation

Preliminary Note: As of the date of filing of this preliminary proxy statement, the Board has not approved or disapproved any of the agreements referred to in this preliminary proxy statement. The disclosure below is provided in preliminary draft form to facilitate review by the Staff of the Securities and Exchange Commission, and will be superseded by definitive proxy materials to be filed at a later date.

On March 9, 2020, during a telephonic meeting of the Board, members of the Board discussed with Legg Mason management and certain Franklin Templeton representatives the Transaction and Franklin Templeton’s plans and intentions regarding the Funds and Legg Mason’s asset management business, including the preservation and continued investment autonomy of the investment advisory businesses conducted by Legg Mason’s separate investment advisory subsidiaries and the combination of Legg Mason’s and Franklin Templeton’s distribution resources. The Board was advised that the Transaction, if completed, would constitute a change of control under the 1940 Act that would result in the termination of the Current Management Agreements and Current Subadvisory Agreements.

At meetings to be held on April 1, 2020 the Board of each Fund, including a majority of the Board Members who are not “interested persons” of the Funds or the Manager as defined in the 1940 Act (the “Independent Board Members”), will consider the New Management Agreement between the Fund and its Manager and each New Subadvisory Agreement between the Fund’s Manager and its Subadviser or Subadvisers relating to the Fund.2 (The New Management Agreement for a Fund and the New Subadvisory Agreement or Agreements for the Fund are referred to, collectively, as the “New Agreements,” the Current Management Agreement for a Fund and the Current Subadvisory Agreement or Agreements for the Fund are referred to, collectively, as the “Current Agreements,” and the Manager and the Subadviser or Subadvisers for a Fund are referred to, collectively, as the “Advisers.”)

At these meetings, which included meetings of the full Board and separate meetings of the Independent Board Members, the Board considered and will consider, among other things whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements, and the anticipated impacts of the Transaction on the Funds and their shareholders. To assist the Board in its consideration of the New Agreements, Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization, and Franklin Templeton and Legg Mason provided materials and information about the proposed Transaction between Legg Mason and Franklin Templeton.

Before or during each of these meetings, the Board sought additional information as they deemed necessary and appropriate. In this connection, the Independent Board Members worked with their independent legal counsel to prepare requests for additional information that were submitted to Franklin Templeton and Legg Mason. The Board’s requests for information sought information relevant to the Board’s consideration of the New Agreements and other anticipated impacts of the Transaction on the Funds and their shareholders. Franklin Templeton and Legg Mason provided documents and information in response to these requests for information. [Following their review of this information, the Independent Board Members submitted a supplemental due diligence request for additional information to Franklin Templeton and Legg Mason. Franklin Templeton and Legg Mason provided further information in response to this supplemental diligence request, which the Board reviewed.] Senior management representatives from Franklin Templeton and Legg Mason participated in a portion of each of these meetings and addressed various questions raised by the Board.

At each Board’s April 1, 2020 meeting, representatives of Legg Mason [and Franklin Templeton] will make presentations to, and respond to questions from, the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members will meet in executive session with their counsel to consider the New Agreements.

Each Board’s evaluation of the New Agreements reflected the information provided specifically in connection with their review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the Current Agreements at in-person meetings held on November 14, 2019 and at other Board meetings throughout the prior year.

[2]

The meeting at which the New Agreements will be considered will be held telephonically in reliance on an exemptive order issued by the Securities and Exchange Commission on March 13, 2020. Reliance on the exemptive order is necessary and appropriate due to circumstances related to current or potential effects of COVID-19. All Board Members participating in the telephonic meeting will be able to hear each other simultaneously during the meeting.

Among other things, the Board Members are expected to consider:

(i) the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries;

(ii) that Franklin Templeton has informed the Board that it intends to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries;

(iii) that Franklin Templeton and Legg Mason have informed the Board that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance and other non-advisory services, and has represented that there are not expected to be any changes in the portfolio management personnel managing the Funds as a result of the Transaction;

(iv) that Franklin Templeton and Legg Mason have informed the Board that they are instituting long-term retention arrangements for key personnel;

(v) that there will not be any changes to each Fund’s custodian or other service providers as a result of the Transaction;

(vi) that Franklin Templeton has informed the Board that it has no present intention to alter currently effective expense waivers and reimbursements, and, while it reserves the right to do so in the future, it would consult with the applicable Board before making any changes;

(vii) that Franklin Templeton does not expect to propose any changes to the investment objective(s) of any Fund or any changes to the principal investment strategies of any Fund as a result of the Transaction;

(viii) the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment opportunities;

(ix) that Franklin Templeton and Legg Mason will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(x) the fact that each Fund’s contractual management [and, where applicable, administrative] fee rates will remain the same and will not increase by virtue of the New Agreements;

(xi) the terms and conditions of the New Agreements, including that each New Agreement is identical to its corresponding Current Agreement except for their respective dates of execution, effectiveness and termination;

(xii) the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Board approve the New Agreements;

(xiii) that the Current Agreements, except in the case of newer Funds, are the product of multiple years of review and negotiation and information received and considered by the applicable Board in the exercise of their business judgment during those years, and that within the past year the Board of each Fund had performed a full review of and approved the Current Agreements as required by the 1940 Act and had determined in the exercise of the Board Members’ business judgment that each applicable Adviser had the capabilities, resources and personnel necessary to provide the services provided to each Fund, and that the management and subadvisory fees paid by or in respect of the Fund, taking into account any applicable agreed-upon fee reductions and breakpoints, represented reasonable compensation to the applicable Adviser in light of the services provided, the costs to the Adviser of providing those services, the fees and other expenses paid by similar funds, and such other matters as the Board Members considered relevant in the exercise of their business judgment, and represented an appropriate sharing between Fund shareholders and the Advisers of any economies of scale in the management of the Fund at current and anticipated asset levels (the date of each Board’s most recent full annual review of the Current Agreements is noted in Appendix D (Current Management Agreements) and Appendix E (Current Subadvisory Agreements));

(xiv) that the Current Agreements were considered and approved as recently as November 2019, except in the case of Clarion Partners Real Estate Income Fund Inc., which is currently in the initial term of its agreement;

(xv) that the Funds will not bear the costs of obtaining shareholder approval of the New Agreements, including the legal costs associated with the proxy solicitation, regardless of whether the Transaction is consummated;

(xvi) [other considerations]; and

(xvii) that under the Transaction Agreement Franklin Templeton acknowledged that Legg Mason had entered into the Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that, in furtherance of the foregoing, Franklin Templeton agreed to use reasonable best efforts to conduct its business so that (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board of any Fund shall be “interested persons” (as defined in the 1940 Act) of any investment adviser for the Fund, and (b) for a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission) on the Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions or understandings applicable thereto.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members are expected to consider information received in connection with the most recent approval or continuation of each Current Agreement in addition to information provided by Franklin Templeton and Legg Mason in connection with their evaluation of the terms and conditions of the New Agreements. In connection with the most recent approval or continuation of each Current Agreement the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members are expected to evaluate all information available to them on a Fund-by-Fund basis with respect to their consideration of the Current Agreements, and their determinations will be made separately in respect of each Fund.

The information provided and presentations made to each Board are expected to encompass each Fund and all other Funds for which the Board has responsibility. The discussion below for each Fund covers both the advisory and the administrative functions rendered by the Manager for the Fund, both of which functions are encompassed by the New Management Agreement for the Fund, as well as the advisory functions rendered by the Subadviser(s) pursuant to the New Subadvisory Agreement(s) for the Fund. The Independent Board Members of each Fund are expected to consider the New Management Agreement and the New Subadvisory Agreement(s) separately in the course of their review. In doing so, they are expected to consider the respective roles and compensation of the Manager and the Subadviser(s) in providing services to the Fund.

The Independent Board Members will have been advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Board Members of each Fund received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the New Agreements for the Fund. The Independent Board Members of each Fund are expected to review the proposed approval of the New Agreements for the Fund on multiple occasions with their independent legal counsel in private sessions at which no representatives of Franklin Templeton, Legg Mason, or the Manager or Subadviser(s) for the Fund will be present.

Nature, extent and quality of the services under the New Agreements

The Board of each Fund will receive and consider information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser(s) under the Current Agreements. In evaluating the nature, quality and extent of the services to be provided by the Advisers under the New Agreements, the Board Members are expected to consider, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Adviser, and that Franklin Templeton and Legg Mason have advised the Board that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction. The Board has received information at regular meetings throughout the past year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser(s) is expected to take into account the Board Members’ knowledge gained as Board Members of other Funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser(s), and the quality of the Manager’s administrative and other services. The Board is expected to consider the scope of services provided by the Manager and the Subadviser(s), and of the undertakings required of the Manager and Subadviser(s) in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, and whether those services had expanded over time as a result of regulatory, market and other developments. The Board has received and reviewed on a regular basis information from the Manager and the Subadviser(s) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and is expected to take that information into account in its evaluation of the New Agreements. The Board also is expected to consider the risks associated with the Fund borne by the Advisers and their affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the risk management processes of the Manager and Subadviser(s).

The Board of each Fund is expected to consider information provided by Franklin Templeton regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition.

The Board is also expected to review the qualifications, backgrounds and responsibilities of the senior personnel of the Manager and the Subadviser(s) and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board is also expected to consider the financial resources of Legg Mason and Franklin Templeton and the importance of having a Fund manager with, or with access to, significant organizational and financial resources. The Board is also expected to consider the benefits to the Funds of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In addition, the Board is also expected to consider Franklin Templeton’s significant experience in dealing with issues unique to the management of closed-end funds.

The Board is also expected to consider the policies and practices of the Manager and the Subadviser[s] regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund.

The Board will receive performance information for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board will be provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. In previous reviews, while the Board has found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board is likewise expected to assess the usefulness and limitations of the Broadridge performance data in this review. The Board has received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. The Board is expected to take the information received throughout the year into account. In addition, the Board is expected to consider the Fund’s performance in light of overall financial market conditions. Where the Fund’s performance was below the median during one or more specified periods, the Board is expected to consider the explanations from the Advisers concerning the Fund’s relative performance versus the peer group for the various periods. For Clarion Partners Real Estate Income Fund Inc., the Board expects to consider that the Fund had recently commenced operations and thus had a relatively limited performance history.

Based on their review of the materials provided and the assurances they will have received from Franklin Templeton and Legg Mason, the Board Members are expected to determine whether the Transaction is expected to affect adversely the nature, extent and quality of services provided by each Adviser and whether the Transaction is expected to have a material adverse effect on the ability of the Advisers to provide those services, and the Board of each Fund is expected to consider whether, overall, the nature, extent and quality of services expected to be provided, including performance, under the New Agreements for the Fund are sufficient for approval.

Management fees and expense ratios

The Board is expected to consider that it had reviewed each Fund’s management fee and total expense ratio at the 2019 contract renewal meeting. The Board is expected to consider that the New Management Agreement does not change any Fund’s management fee rate or the computation method for calculating such fees, and that there is no present intention to alter expense waiver and reimbursement arrangements that are currently in effect.

The Board of each Fund will review and consider the contractual management fee and the actual management fees paid by the Fund to the Manager in light of the nature, extent and quality of the management and subadvisory services to be provided by the Manager and the Subadviser(s). The Board is expected to consider that the compensation paid to the Subadviser(s) is the responsibility and expense of the Manager or in some cases another Subadviser, and not the Fund. In addition, the Board will receive and consider information provided by Broadridge comparing the contractual management fee and the actual management fee for the Fund, and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. In previous reviews, while the Board has found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board is likewise expected to assess the usefulness and limitations of the Broadridge fee and expense data in this review. The Board will also consider the overall management fee, the fees of each Subadviser [and the portion of the management fee retained by the Manager after payment of the subadvisory fees] in each case in light of the services rendered for those amounts. The Board also will receive an analysis of Legg Mason complex-wide management fees for Funds with a similar strategy provided by the Manager, which, among other things, will set out a framework of fees based on asset classes.

The Board of each Fund will review information regarding fees charged by the Manager and/or the Subadviser(s) to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Manager will review with the Board the differences in services provided to these different types of accounts, including that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board is expected to consider the fee comparisons in light of the differences in management of these different types of accounts and the differences in associated risks borne by the Advisers.

In evaluating the costs of the services to be provided by the Advisers under the New Agreements, the Board Members are expected to consider, among other things, whether management fees or other expenses will change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Board Members of each Fund are expected to consider that the Transaction will not increase the total fees payable by the Fund for management services.

Taking all of the above into consideration, as well as the factors identified below, the Board of each Fund is expected to determine whether the management fee and the subadvisory fees for the Fund are reasonable in light of the nature, extent and quality of the services to be provided to the Fund under the New Agreements.

Profitability and economies of scale

The Board will receive and consider an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board will also receive profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board will receive information with respect to the Manager’s allocation methodologies used in preparing this profitability data. The allocation methodologies have been previously reviewed by an outside consultant. The Board is expected to consider the profitability of the Manager and its affiliates in light of the nature, extent and quality of the services provided to the Fund.

The Board of each Fund will receive and consider information concerning whether the Advisers realize economies of scale as the Fund’s assets grow. In conjunction with their most recent or prior deliberations concerning the Current Agreements, the Board Members have noted that advisory or management fee reductions had been implemented for certain Funds, as well as expense limitations, and that after taking those reductions and expense limitations into account, the Board Members of the respective Funds had determined that the total fees for management and, as applicable, administrative services for many Funds were reasonable in light of the services provided, and that any economies of scale were being shared appropriately. The Board is expected to consider that they will have the opportunity to periodically re-examine whether any economies of scale are being shared appropriately.

The Board Members are expected to consider that Franklin Templeton and Legg Mason expect to realize cost savings from the Transaction based on synergies of operations, as well as to benefit from possible growth of the Funds resulting from enhanced distribution capabilities. The Board Members are expected to consider these and other factors that could also affect profitability and potential economies of scale, and how the Transaction could affect the Advisers’ profitability from their relationship with the Funds or any possible future economies of scale. The Board Members are expected to consider whether future profitability and future economies of scale reasonably can be estimated at this time, and that they will have the opportunity to periodically re-examine such profitability and any economies of scale.

Other benefits to the Advisers

The Board of each Fund is expected to consider other benefits received by the Manager, the Subadviser(s) and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser(s) to the Fund, the Board is expected to consider whether the ancillary benefits that the Manager, the Subadviser(s) and their affiliates receive are reasonable. In evaluating the fall-out benefits to be received by the Advisers under the New Agreements, the Board Members are expected to consider whether the Transaction will have an impact on the fall-out benefits received by virtue of the Current Agreements.

The Board of each Fund is expected to consider that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason investment affiliates’ names in connection with operating and marketing the Funds. The Board of each Fund is expected to consider that the Transaction, if completed, would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities.

Conclusion

[To be completed following conclusion of Board deliberations.]

Section 15(f) of the 1940 Act

Section 15(f) provides a non-exclusive “safe harbor” for an investment company’s adviser or any affiliated persons of the adviser to receive any amount or benefit in connection with a change of control of the investment adviser as long as two conditions are met. First, during the three-year period immediately following the sale of such interest, at least 75% of the investment company’s board of directors must not be “interested persons” of the investment adviser (or predecessor investment adviser, if applicable) within the meaning of the 1940 Act. Second, there may not be imposed an “unfair burden” on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

The Board has not been advised by Legg Mason or Franklin Templeton of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” being imposed on the Fund. Moreover, Franklin Templeton has advised the Board that it will not take, nor cause its affiliates to take, any action that would have the effect of causing the conditions of Section 15(f) not to be met with respect to the Transaction.

Information about the Manager, the Subadvisers and Affiliated Service Providers

Manager and Subadvisers

LMPFA is a registered investment adviser and is a wholly owned subsidiary of Legg Mason. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, provides investment management and/or administrative and certain oversight services to the Funds. As of December 31, 2019, LMPFA’s total assets under management were approximately $202.1 billion.

Brandywine Global Investment Management, LLC (“Brandywine Global”) has offices at 1735 Market Street, 18th Floor, Philadelphia, Pennsylvania 19103. Brandywine Global acts as adviser or subadviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to investment company portfolios. As of December 31, 2019, Brandywine Global’s total assets under management were approximately $74.0 billion.

Clarion Partners, LLC (“Clarion Partners”) has offices at 230 Park Avenue, New York, New York 10169. Clarion Partners is a registered investment adviser. As of December 31, 2019, Clarion Partners’ total assets under management were approximately $54.8 billion. Founded in 1982, Clarion Partners has historically specialized in managing private equity real estate portfolios in the United States for institutional investors in both separate accounts and commingled funds. Clarion Partners is one of the leading real estate investment advisers in the United States, managing private equity real estate investments for a broad range of clients including government retirement plans, institutions, corporations and private individuals. Headquartered in New York, Clarion Partners has approximately 290 employees in six regional offices across the United States, including 42 senior executives with an average of 26 years of real estate investment experience.

ClearBridge Investments, LLC (“ClearBridge”) has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages U.S. and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of December 31, 2019, ClearBridge’s total assets under management (including assets under management for ClearBridge, LLC, an affiliate of ClearBridge) were approximately $154.6 billion, including $25.0 billion for which ClearBridge provides non-discretionary investment models to managed account sponsors.

Western Asset Management Company, LLC (“Western Asset”), established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset Management Company Limited (“Western Asset London”) was founded in 1984 and has offices at 10 Exchange Square, Primrose Street, London EC2A 2EN. Western Asset Management Company Ltd (“Western Asset Japan”) was founded in 1991 and has offices at 36F Shin-Marunouchi Building, 5-1 Marunouchi 1-Chome Chiyoda-Ku, Tokyo 100-6536, Japan. Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”) was established in 2000 and has offices at 1 George Street #23-01, Singapore 049145. Western Asset, Western Asset London, Western Asset Japan and Western Asset Singapore act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2019, the total assets under management of Western Asset and its supervised affiliates, including Western Asset London, Western Asset Japan and Western Asset Singapore, were approximately $456.3 billion.

Affiliated Service Providers

Legg Mason Investor Services, LLC (“LMIS”), 100 International Drive, Baltimore, MD 21202, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the principal underwriter for Clarion Partners Real

Estate Income Fund Inc. LMIS will continue to act as the Fund’s principal underwriter following the consummation of the Transaction.

Additional Information about the Manager, the Subadvisers and Affiliated Service Providers

The tables set forth in Appendix F show amounts paid to affiliates of the Manager and the Subadvisers during the Funds’ most recently completed fiscal year. There were no other material payments by the Funds to Legg Mason, the Manager, the Subadvisers or any of their affiliates during that period. No Fund paid commissions to an affiliated broker for the Fund’s most recently completed fiscal year.

The names and principal occupations of the directors and principal executive officers (or persons performing similar functions) of the Manager and the Subadvisers are as set forth in Appendix G-1. The principal address of each individual as it relates to his or her duties at the applicable Manager/Subadviser is the same as that of the Manager/Subadviser.

Each officer of the Funds, as well as Jane E. Trust, an interested Board Member of the Funds, is an employee of the Manager and/or Subadviser as set forth in Appendix G-2. No Independent Board Member of a Fund owns any securities of, or has any other material direct or indirect interest in, Legg Mason, Franklin Templeton or any of their respective affiliates.

The Manager and the Subadvisers may provide investment advisory services to certain other funds that may have investment objectives and policies similar to those of the Funds. The table set forth in Appendix H lists other funds advised by the Manager or the Subadvisers, the net assets of those funds, and the management fees the Manager or the Subadvisers received from those funds during the fiscal years ended on the dates noted.

Required Vote

To become effective with respect to your Fund, the New Management Agreement with your Fund’s Manager must be approved by a “1940 Act Majority Vote” of the outstanding voting securities of the Fund, as such term is defined above in “Vote Required and Manner of Voting Proxies.”

Your Fund’s Board recommends that you vote “FOR” this proposal.

PROPOSAL 2—TO APPROVE A NEW SUBADVISORY AGREEMENT WITH EACH SUBADVISER OF YOUR FUND

At the Meeting, you will be asked to approve a new subadvisory agreement (each a “New Subadvisory Agreement”), with respect to each of your Fund’s subadvisers (each, a “Subadviser,” and collectively, the “Subadvisers”). You are entitled to vote on a New Subadvisory Agreement with each Subadviser of your Fund. The name of your Fund appears below under the heading for each Subadviser of your Fund. Please also see the chart above in “Summary of Proposals.”

PROPOSAL 2-A: Approve a new subadvisory agreement with Brandywine Global Investment Management, LLC

Fund affected:

BrandywineGLOBAL — Global Income Opportunities Fund Inc.

PROPOSAL 2-B: Approve a new subadvisory agreement with ClearBridge Investments, LLC

Funds affected:

ClearBridge Energy Midstream Opportunity Fund Inc.	ClearBridge MLP and Midstream Total Return Fund Inc.
ClearBridge MLP and Midstream Fund Inc.	LMP Capital and Income Fund Inc.

PROPOSAL 2-C: Approve a new subadvisory agreement with Western Asset Management Company, LLC

Funds affected:

Clarion Partners Real Estate Income Fund Inc.	Western Asset Investment Grade Defined Opportunity Trust Inc.
LMP Capital and Income Fund Inc.	Western Asset Managed Municipals Fund Inc.
Western Asset Corporate Loan Fund Inc.	Western Asset Middle Market Debt Fund Inc.
Western Asset Emerging Markets Debt Fund Inc.	Western Asset Middle Market Income Fund Inc.
Western Asset Global Corporate Defined Opportunity Fund Inc.	Western Asset Mortgage Opportunity Fund Inc.
Western Asset Global High Income Fund Inc.	Western Asset Municipal Defined Opportunity Trust Inc.
Western Asset High Income Fund II Inc.	Western Asset Municipal High Income Fund Inc.
Western Asset High Income Opportunity Fund Inc.	Western Asset Municipal Partners Fund Inc.
Western Asset High Yield Defined Opportunity Fund Inc.	Western Asset Variable Rate Strategic Fund Inc.
Western Asset Intermediate Muni Fund Inc.

PROPOSAL 2-D: Approve a new subadvisory agreement with Western Asset Management Company Limited

Funds affected:

LMP Capital and Income Fund Inc.	Western Asset High Yield Defined Opportunity Fund Inc.
Western Asset Emerging Markets Debt Fund Inc.	Western Asset Investment Grade Defined Opportunity Trust Inc.
Western Asset Global Corporate Defined Opportunity Fund Inc.	Western Asset Middle Market Debt Fund Inc.
Western Asset Global High Income Fund Inc.	Western Asset Middle Market Income Fund Inc.
Western Asset High Income Fund II Inc.	Western Asset Mortgage Opportunity Fund Inc.
Western Asset High Income Opportunity Fund Inc.	Western Asset Variable Rate Strategic Fund Inc.

PROPOSAL 2-E: Approve a new subadvisory agreement with Western Asset Management Company Ltd

Funds affected:

Western Asset Global Corporate Defined Opportunity Fund Inc.	Western Asset Investment Grade Defined Opportunity Trust Inc.
Western Asset High Yield Defined Opportunity Fund Inc.	Western Asset Middle Market Income Fund Inc.

PROPOSAL 2-F: Approve a new subadvisory agreement with Western Asset Management Company Pte. Ltd.

Funds affected:

Western Asset Emerging Markets Debt Fund Inc.	Western Asset High Yield Defined Opportunity Fund Inc.
Western Asset Global Corporate Defined Opportunity Fund Inc.	Western Asset Investment Grade Defined Opportunity Trust Inc.
Western Asset Global High Income Fund Inc.	Western Asset Middle Market Income Fund Inc.
Western Asset High Income Fund II Inc.	Western Asset Variable Rate Strategic Fund Inc.

PROPOSAL 2-G: Approve a new subadvisory agreement with Clarion Partners, LLC

Fund affected:

Clarion Partners Real Estate Income Fund Inc.

Introduction

Each Subadviser except Clarion Partners, LLC is a wholly-owned subsidiary of Legg Mason. Clarion Partners is a majority-owned subsidiary of Legg Mason. Information about the Subadvisers is provided in Proposal 1 above under “Information about the Manager, the Subadvisers and Affiliated Service Providers.”

Your Fund’s Subadviser, the date of each Current Subadvisory Agreement with respect to your Fund, and the date on which it was last approved by shareholders and approved for continuance by the applicable Board are provided in Appendix E.

Shareholders are being asked to approve a New Subadvisory Agreement with respect to each of your Fund’s Subadvisers because the consummation of the Transaction described above will constitute a change in control of your Fund’s Manager and Subadvisers and, therefore, will result in the automatic termination of each Current Subadvisory Agreement under the 1940 Act. If shareholders approve a New Subadvisory Agreement for a Fund prior to the consummation of the Transaction and that Fund’s New Management Agreement is approved by shareholders, that New Subadvisory Agreement will be effective upon the consummation of the Transaction. In the event that the Transaction is not consummated, the Subadviser will continue to serve your Fund pursuant to the terms of the Current Subadvisory Agreement.

There will be no increase in the fees payable to a Subadviser as a result of a New Subadvisory Agreement, and each Subadviser will continue to provide the advisory services to a Fund under a New Subadvisory Agreement as were provided under the applicable Current Subadvisory Agreement. It is expected that advisory services will continue to be provided by the same Subadviser personnel under a New Subadvisory Agreement as under the applicable Current Subadvisory Agreement. The Fund’s Manager pays a portion of the fee it receives from the Fund to a Subadviser as compensation for the Subadviser’s advisory services to the Fund. In certain cases, a Fund’s Subadviser pays a portion of the fee it receives to other Subadvisers as compensation for such Subadvisers’ advisory services to the Fund.

The terms of each New Subadvisory Agreement are identical to the terms of the applicable Current Subadvisory Agreement, except for the dates of execution, effectiveness and termination. The contractual subadvisory fee rates to be paid with respect to your Fund are identical under the applicable Current Subadvisory Agreement and the New Subadvisory Agreement.

Set forth below is a general description of the New Subadvisory Agreement and a comparison of its terms to those of the Current Subadvisory Agreement. Shareholders should refer to Appendix K-1 for a more detailed comparison of the terms of the New Subadvisory Agreement and their Fund’s Current Subadvisory Agreement(s), and Appendix K-2 for a copy of the form of New Subadvisory Agreement.

As noted above, the current agreements for certain Funds are titled sub-sub-advisory agreements but are referred to herein for convenience as subadvisory agreements. These sub-sub-advisory agreements are between two subadvisers, each of which is a subsidiary of Legg Mason. The terms of your Fund’s New Subadvisory Agreement(s) are identical to the terms of your Fund’s Current Subadvisory Agreement(s), except for the dates of execution, effectiveness and termination. In the event of any inconsistency between this Joint Proxy Statement and the agreements described herein, the agreements will control.

Comparison of Current Subadvisory Agreement and New Subadvisory Agreement

Fees. There is no change in the fees payable to Subadvisers for investment subadvisory services as a result of the New Subadvisory Agreements. The Fund does not compensate a Subadviser for its services. That compensation is paid by the Manager or, in some cases, another Subadviser. The current contractual fees payable to the Subadvisers are set forth in Appendix E.

Investment Subadvisory Services. Each of the Current Subadvisory Agreement and the New Subadvisory Agreement provides that, subject to the supervision of the Fund’s Board Members and its Manager, the Subadviser will regularly provide the Fund, with respect to that portion of a Fund’s assets allocated to the Subadviser by the Manager, with investment research, advice, management and supervision, will furnish a continuous investment program for the allocated assets consistent with the Fund’s investment objectives, policies and restrictions, will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and will implement those decisions, all subject to the provisions of the Fund’s governing documents, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”), and other applicable federal and state law, as well as any specific policies adopted by the Fund’s Board and disclosed to the Subadviser.

Under each of the Current Subadvisory Agreement and the New Subadvisory Agreement, the Subadviser is authorized to place orders pursuant to its investment determinations with respect to the allocated assets either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. Subject to any policies and procedures of the Fund’s Board that may modify or restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided in the Agreement and described below, the Subadviser may select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion, a practice commonly referred to as “soft dollars.” The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission or spread another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion.

Each of the Current Subadvisory Agreement and New Subadvisory Agreement further provides that the Subadviser will exercise voting rights, rights to consent to corporate action and any other rights pertaining to its allocated portion of a Fund’s assets in accordance with the Subadviser’s policies and procedures, subject to such direction as a Fund’s Board may provide and will perform such other functions of investment management and supervision as may be directed by the Board.

Under each of the Current Subadvisory Agreement and New Subadvisory Agreement, the Subadviser agrees that it will keep records relating to the services it provides the Fund in accordance with applicable laws.

Payment of Expenses. Each of the Current Subadvisory Agreement and the New Subadvisory Agreement requires the Subadviser to furnish the Fund, at its own expense, all necessary services, facilities and personnel in connection with its responsibilities under the Agreement. Except for these expenses, the Subadviser is not responsible for a Fund’s expenses. The Subadviser is required to bear all expenses in connection with the performance of its services under the Agreement.

Potential Conflicts of Interest. Each Fund and its Manager and Subadvisers have adopted policies and procedures to address certain potential conflicts of interest that may arise in a typical investment advisory relationship. The Current Subadvisory Agreements and the New Subadvisory Agreements also contain provisions that address potential conflicts of interest. Among other things, these agreements provide that, if the purchase or sale of securities consistent with the investment policies of a Fund or one or more other accounts of the Subadviser is considered at or about the same time, transactions in securities purchased or sold for more than one account must be allocated among the accounts in a manner deemed equitable by the Subadviser. In addition, if transactions of a Fund and another client are combined, as permitted by applicable laws and regulations, such transactions must be consistent with the Subadviser’s policies and procedures as presented to the Board from time to time. Each of the Current Subadvisory Agreement and the New Subadvisory Agreement specifically provides that the Subadviser may engage in any other business or render services of any kind.

Each of the Current Subadvisory Agreement and the New Subadvisory Agreement also permits the Subadviser to delegate to an affiliate or employees of an affiliate certain of its duties under the Agreement, as long as the Subadviser supervises the affiliate or the employees. Any such arrangement must be entered into in accordance with the 1940 Act and does not relieve the Subadviser of any of its obligations under the Agreement.

Limitation on Liability. Under each of the Current Subadvisory Agreement and the New Subadvisory Agreement, Subadviser is not liable for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund. A Subadviser is not protected however, for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement. This same limitation of liability applies to affiliates of the Subadviser who may provide services to the Fund as contemplated by the Subadvisory Agreement. The Current Subadvisory Agreements and New Subadvisory Agreements for certain Funds also clarify that the Subadviser assumes no responsibility other than to render the services called for by the Agreement in good faith, and that the Subadviser is not liable for any error of judgment or mistake of law.

Term and Continuance. If approved by shareholders prior to the consummation of the Transaction and the Fund’s New Management Agreement is approved by shareholders, the New Subadvisory Agreement will go into effect upon the consummation of the Transaction for an initial two-year period. Thereafter, if not terminated, the New Subadvisory Agreement will continue in effect from year to year if such continuance is specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board Members who are not interested persons of any party to the New Subadvisory Agreement, as required by the 1940 Act. The Current Subadvisory Agreements have similar provisions for their term and continuance, although the initial dates of the agreements differ and the initial two-year period has elapsed in most cases.

Termination. Each of the Current Subadvisory Agreement and the New Subadvisory Agreement may be terminated at any time, without the payment of any penalty, by the Fund upon not more than sixty days’ and not less than thirty days’ written notice to the Subadviser or by the Subadviser upon not less than ninety days’ written notice to the Fund. A Fund may effect termination by action of the Board or by vote of a majority of the outstanding voting securities of the Fund, upon notice provided within the period specified by the Agreement. Each Subadvisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Additional Provisions. The Current Subadvisory Agreement for certain more recently established Funds identified in Appendix K-1 and Appendix K-2 includes additional provisions regarding third party beneficiaries and forum selection, which will also be included in the New Subadvisory Agreement for these Funds. The provisions described below apply only to the New Subadvisory Agreements for these Funds, and do not vary from the existing provisions for these Funds. These provisions are not included in the Current or New Subadvisory Agreements for any other Funds.

The New Subadvisory Agreement, like the Current Subadvisory Agreement, for these more recently established Funds provides that the Agreement does not create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors. In addition, the New Subadvisory Agreement for these Funds, like the Current Subadvisory Agreement, provides that any legal suit, action or proceeding related to, arising out of or concerning the agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York and submitted to the Commercial Division of that court (each, a “Designated Court”). The New Subadvisory Agreement for these Funds, like the Current Subadvisory Agreement, provides that each party to the agreement (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. The New Subadvisory Agreement for these Funds, like the Current Subadvisory Agreement, also provides that the Subadviser is not liable for any losses caused by natural disasters, failure or disruption of utilities, communications, computer or information technology and various circumstances beyond the Subadviser’s control.

Possible Interim Subadvisory Agreement(s)

If the shareholders of your Fund do not approve a New Subadvisory Agreement and the Transaction is completed, an interim subadvisory agreement (an “Interim Subadvisory Agreement”) will take effect upon the closing of the Transaction. The Board is expected to approve the Interim Subadvisory Agreement to allow a Fund’s Subadviser to continue to providing services to the Fund while shareholder approval of the New Subadvisory Agreement continues to be sought. The terms of the Interim Subadvisory Agreement are identical to those of the Current Subadvisory Agreement, except for the term and escrow provisions described below. The Interim Subadvisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of your Fund approve the New Subadvisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by a Subadviser under an Interim Subadvisory Agreement will be held in an interest-bearing escrow account. If shareholders of your Fund approve the New Subadvisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Subadvisory Agreement will be paid to the Subadviser. If shareholders of your Fund do not approve the New Subadvisory Agreement prior to the end of the 150-day period, the Board of your Fund will consider what further action to take consistent with their fiduciary duties to the Fund, and the Subadviser will be paid the lesser of its costs incurred in performing its services under the Interim Subadvisory Agreement or the total amount of the escrow account, plus interest earned. Thereafter, the Manager and Board of your Fund would either negotiate a new subadvisory agreement with an advisory organization selected by the Manager and the Board or make other appropriate arrangements.

Board Evaluation

At the meetings held on April 1, 2020 at which the Board of your Fund will consider approval of your Fund’s New Management Agreement, the Board of your Fund, including the Independent Board Members, also will consider approving a New Subadvisory Agreement with respect to each of your Fund’s Subadvisers.

Your Fund’s Board’s considerations regarding a New Subadvisory Agreement with respect to each of your Fund’s Subadvisers are discussed in Proposal 1 above.

Required Vote

To become effective with respect to your Fund, each New Subadvisory Agreement with a Subadviser of your Fund must be approved by a “1940 Act Majority Vote” of the outstanding voting securities of the Fund, as such term is defined above in “Vote Required and Manner of Voting Proxies.”

Your Fund’s Board recommends that you vote “FOR” this proposal.

ADDITIONAL INFORMATION

5% Share Ownership

As of March 9, 2020 the persons listed in Appendix J owned of record the amounts indicated of the shares of the class of Funds indicated in Appendix J.

Security Ownership of Management

As of March 9, 2020 the Board Members and officers of each Fund owned, in the aggregate, less than 1% of each Fund’s outstanding shares.

Delinquent Section 16(a) Reports

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act, subject to the rules thereunder and applicable guidance from the Securities and Exchange Commission and its staff, require Board Members and officers, the investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a registered closed-end investment company’s equity securities to, in respect of such person’s transactions in any securities of such company (other than short-term paper), file forms reporting their affiliation with that closed-end investment company and reports of ownership and changes in ownership of that closed-end investment company’s shares with the Securities and Exchange Commission. These persons and entities are required by Securities and Exchange Commission regulations to furnish the closed-end investment company with copies of all Section 16(a) forms they file.

Based on a review of these forms filed with the Securities and Exchange Commission for each Fund, each Fund believes that its Section 16(a) reporting persons have complied with all applicable Section 16(a) filing requirements during its last fiscal year, except with respect to ClearBridge MLP and Midstream Fund Inc., a late Form 4 filing was made with respect to Harry D. Cohen, Co-Chief Investment Officer of ClearBridge.

To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of the Fund’s equity securities, except as set forth in Appendix I.

Submission of Shareholder Proposals

All proposals by shareholders of an exchange-listed Fund (each Fund other than Clarion Partners Real Estate Income Fund Inc., Western Asset Middle Market Debt Fund Inc. and Western Asset Middle Market Income Fund Inc.) that are intended to be presented at that Fund’s next annual meeting of shareholders must be (or must have been) received by the Fund for inclusion in the Fund’s proxy statement and proxy relating to that meeting not later than the date specified in Appendix C. Any shareholder who desires to bring a proposal at a Fund’s next annual meeting of shareholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to c/o Legg Mason, 100 First Stamford Place, 6th Floor, Stamford, CT 06902) during the period specified in Appendix C. Shareholder proposals are subject to certain regulations under the federal securities laws.

The Audit Committee of each exchange-listed Fund has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at compliance-fundscco@leggmason.com or at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Each Fund’s Audit Committee Chair may be contacted at:

Audit Committee Chair

c/o Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

A shareholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at 100 First Stamford Place, 6th Floor, Stamford, CT 06902. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which shareholder communications will be relayed to the Board.

Clarion Partners Real Estate Income Fund Inc., Western Asset Middle Market Debt Fund Inc. and Western Asset Middle Market Income Fund Inc. do not hold annual meetings of shareholders. A shareholder proposal intended to be presented at a future special meeting of shareholders must be received at the offices of the Fund, 620 Eighth Avenue, 49th Floor, New York, New York 10018, at a reasonable time before the Fund begins to print and mail its proxy materials. Timely submission of a proposal does not guarantee that such proposal will be included in a proxy statement.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and the Joint Proxy Statement and all other costs in connection with the solicitation of proxies will not be borne by the Funds and will be borne by Legg Mason. These costs will be borne by Legg Mason whether or not the proposals are successful and whether or not the Transaction is consummated. Solicitation may be made by letter or telephone by officers or employees of the Manager, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies. Legg Mason will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding the Joint Proxy Statement and proxy materials to the beneficial owners of each Fund’s shares. In addition, Legg Mason, on behalf of each Fund, has retained [    ], [address], a proxy solicitation firm, to assist in the solicitation of proxies. It is anticipated that [    ] will be paid approximately $[    ] for such solicitation services (plus reimbursements of out-of-pocket expenses), to be borne by [    ]. [    ] may solicit proxies personally and by telephone.

Fiscal Year

The fiscal year end of each Fund is as set forth in Appendix A.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented at the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Meeting will be available at the offices of the Funds, 620 Eighth Avenue, 49th Floor, New York, New York 10018, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meetings.

Please vote promptly by completing, signing and dating each enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to vote by telephone or over the Internet.

Robert I. Frenkel

Secretary

[date]

Appendix A

Fiscal Year Ends

Fund	Fiscal Year End
BrandywineGLOBAL — Global Income Opportunities Fund Inc.	10/31

Clarion Partners Real Estate Income Fund Inc.	12/31

ClearBridge Energy Midstream Opportunity Fund Inc.	11/30

ClearBridge MLP and Midstream Fund Inc.	11/30

ClearBridge MLP and Midstream Total Return Fund Inc.	11/30

LMP Capital and Income Fund Inc.	11/30

Western Asset Corporate Loan Fund Inc.	9/30

Western Asset Emerging Markets Debt Fund Inc.	12/31

Western Asset Global Corporate Defined Opportunity Fund Inc.	10/31

Western Asset Global High Income Fund Inc.	5/31

Western Asset High Income Fund II Inc.	4/30

Western Asset High Income Opportunity Fund Inc.	9/30

Western Asset High Yield Defined Opportunity Fund Inc.	5/31

Western Asset Intermediate Muni Fund Inc.	11/30

Western Asset Investment Grade Defined Opportunity Trust Inc.	11/30

Western Asset Managed Municipals Fund Inc.	5/31

Western Asset Middle Market Debt Fund Inc.	4/30

Western Asset Middle Market Income Fund Inc.	4/30

Western Asset Mortgage Opportunity Fund Inc.	12/31

Western Asset Municipal Defined Opportunity Trust Inc.	11/30

Western Asset Municipal High Income Fund Inc.	10/31

Western Asset Municipal Partners Fund Inc.	11/30

Western Asset Variable Rate Strategic Fund Inc.	9/30

A-1

Appendix B

Fund Information

The following table lists, with respect to each Fund, the total number of shares outstanding and the net assets of the Fund on March 9, 2020, the record date for voting at the Meeting. Additionally, the table lists the quorum requirements for each Fund. The table also indicates, under “Manner of Voting,” whether a shareholder of a Fund is entitled to one vote for each share of that Fund held on the record date or, for preferred shares, on the basis of liquidation preference.

Fund	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Manner of Voting
BrandywineGLOBAL — Global Income Opportunities Fund Inc.	Common – 20,989,795 Preferred – 5,000,100		A majority of shares entitled to vote	Common - One vote per share Preferred – one vote for every $10.00 of liquidation preference held
Clarion Partners Real Estate Income Fund Inc.	2,492,616		33 1/3% of shares entitled to vote	One vote per share
ClearBridge Energy Midstream Opportunity Fund Inc.	Common – 71,713,987 Preferred – 480		A majority of shares entitled to vote	One vote per share
ClearBridge MLP and Midstream Fund Inc.	Common – 70,414,962 Preferred – 550		A majority of shares entitled to vote	One vote per share
ClearBridge MLP and Midstream Total Return Fund Inc.	Common – 38,400,142 Preferred – 140		A majority of shares entitled to vote	One vote per share
LMP Capital and Income Fund Inc.	17,983,330		A majority of shares entitled to vote	One vote per share
Western Asset Corporate Loan Fund Inc.	9,902,665		A majority of shares entitled to vote	One vote per share
Western Asset Emerging Markets Debt Fund Inc.	60,746,012		A majority of shares entitled to vote	One vote per share
Western Asset Global Corporate Defined Opportunity Fund Inc.	14,940,540		A majority of shares entitled to vote	One vote per share
Western Asset Global High Income Fund Inc.	44,106,706		A majority of shares entitled to vote	One vote per share
Western Asset High Income Fund II Inc.	85,156,216		A majority of shares entitled to vote	One vote per share
Western Asset High Income Opportunity Fund Inc.	127,949,535		A majority of shares entitled to vote	One vote per share
Western Asset High Yield Defined Opportunity Fund Inc.	22,749,468		A majority of shares entitled to vote	One vote per share
Western Asset Intermediate Muni Fund Inc.	Common – 14,082,315 Municipal Auction Rate Cumulative Preferred – 24 Variable Rate Demand Preferred – 1,896		A majority of shares entitled to vote	One vote per share

B-1

Fund	Total Shares Outstanding	Net Assets ($)	Quorum Requirement	Manner of Voting
Western Asset Investment Grade Defined Opportunity Trust Inc.	10,836,777		A majority of shares entitled to vote	One vote per share
Western Asset Managed Municipals Fund Inc.	Common – 43,367,851 Municipal Auction Rate Cumulative Preferred – 1,106 Variable Rate Demand Preferred – 8,703		A majority of shares entitled to vote	One vote per share
Western Asset Middle Market Debt Fund Inc.	207,035		A majority of shares entitled to vote	One vote per share
Western Asset Middle Market Income Fund Inc.	111,877		A majority of shares entitled to vote	One vote per share
Western Asset Mortgage Opportunity Fund Inc.	10,507,923		A majority of shares entitled to vote	One vote per share
Western Asset Municipal Defined Opportunity Trust Inc.	12,198,859		A majority of shares entitled to vote	One vote per share
Western Asset Municipal High Income Fund Inc.	21,632,934		A majority of shares entitled to vote	One vote per share
Western Asset Municipal Partners Fund Inc.	Common – 9,719,063 Municipal Auction Rate Cumulative Preferred – 367 Variable Rate Demand Preferred – 1,330		A majority of shares entitled to vote	One vote per share
Western Asset Variable Rate Strategic Fund Inc.	4,668,407		A majority of shares entitled to vote	One vote per share

B-2

Appendix C

Submission of Shareholder Proposals

BrandywineGLOBAL — Global Income Opportunities Fund Inc. Western Asset Corporate Loan Fund Inc. Western Asset High Income Opportunity Fund Inc.

All proposals by stockholders of the Fund that are intended to be presented at the 2021 Annual Meeting of Stockholders must be received by the Fund for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than October 6, 2020. Any stockholder who desires to bring a proposal at the 2021 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to do Legg Mason, 100 First Stamford Place, 6th Floor, Stamford, CT 06902) during the period from September 6, 2020 to October 6, 2020. However, if the Fund’s 2021 Annual Meeting of Stockholders is held earlier than February 18, 2021 or later than April 19, 2021, such written notice must be delivered to the Secretary of the Fund no earlier than 150 days before the date of the 2021 Annual Meeting of Stockholders and no later than the later of 120 days prior to the date of the 2021 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2021 Annual Meeting of Stockholders. Stockholder proposals are subject to certain regulations under the federal securities laws.

ClearBridge Energy Midstream Opportunity Fund Inc.

ClearBridge MLP and Midstream Fund Inc.

ClearBridge MLP and Midstream Total Return Fund Inc.

LMP Capital and Income Fund Inc.

Western Asset Global Corporate Defined Opportunity Fund Inc.

Western Asset Intermediate Muni Fund Inc.

Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset Municipal Defined Opportunity Trust Inc.

Western Asset Municipal High Income Fund Inc.

Western Asset Municipal Partners Fund Inc.

Western Asset Variable Rate Strategic Fund Inc.

All proposals by stockholders of the Fund that are intended to be presented at the 2021 Annual Meeting of Stockholders must be received by the Fund for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than October 13, 2020. Any stockholder who desires to bring a proposal at the 2021 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to c/o Legg Mason, 100 First Stamford Place, 6th Floor, Stamford, CT 06902) during the period from September 13, 2020 to October 13, 2020. However, if the Fund’s 2021 Annual Meeting of Stockholders is held earlier than February 18, 2021 or later than April 19, 2021, such written notice must be delivered to the Secretary of the Fund no earlier than the 150th day prior to the date of the 2021 Annual Meeting of Stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2021 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2021 Annual Meeting of Stockholders. Stockholder proposals are subject to certain regulations under the federal securities laws.

Western Asset Emerging Markets Debt Fund Inc. Western Asset Mortgage Opportunity Fund Inc.

All proposals by stockholders of the Fund that are intended to be presented at the 2021 Annual Meeting of Stockholders must be received by the Fund for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than November 10, 2020. Any stockholder who desires to bring a proposal at the 2021 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to c/o Legg Mason, 100 First Stamford Place, 6th Floor,

C-1

Stamford, CT 06902) during the period from October 11, 2021 to November 10, 2021. However, if the Fund’s 2021 Annual Meeting of Stockholders is held earlier than March 18, 2021 or later than May 17, 2021, such written notice must be delivered to the Secretary of the Fund no earlier than the 150th day prior to the date of the 2021 Annual Meeting of Stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2021 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2021 Annual Meeting of Stockholders. Stockholder proposals are subject to certain regulations under the federal securities laws.

Western Asset Global High Income Fund Inc. Western Asset High Income Fund II Inc.

All proposals by stockholders of the Fund that are intended to be presented at the 2020 Annual Meeting of Stockholders must be received by the Fund for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than May 12, 2020. Any stockholder who desires to bring a proposal at the 2020 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to do Legg Mason, 100 First Stamford Place, 6th Floor, Stamford, CT 06902) during the period from July 30, 2020 to August 29, 2020. However, if the Fund’s 2020 Annual Meeting of Stockholders is held earlier than September 28, 2020 or later than December 27, 2020, such written notice must be delivered to the Secretary of the Fund no earlier than 90 days before the date of the 2020 Annual Meeting of Stockholders and no later than the later of 60 days prior to the date of the 2020 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2020 Annual Meeting of Stockholders. Stockholder proposals are subject to certain regulations under the federal securities laws.

Western Asset High Yield Defined Opportunity Fund Inc. Western Asset Managed Municipals Fund Inc.

All proposals by stockholders of the Fund that are intended to be presented at the 2020 Annual Meeting of Stockholders must be received by the Fund for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than April 29, 2020. Any stockholder who desires to bring a proposal at the 2020 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to c/o Legg Mason, 100 First Stamford Place, 6th Floor, Stamford, CT 06902) during the period from July 6, 2020 to August 5, 2020. However, if the Fund’s 2020 Annual Meeting of Stockholders is held earlier than September 4, 2020 or later than December 3, 2020, such written notice must be delivered to the Secretary of the Fund no earlier than 90 days before the date of the 2020 Annual Meeting of Stockholders and no later than the later of 60 days prior to the date of the 2020 Annual Meeting of Stockholders or 10 days following the public announcement of the date of the 2020 Annual Meeting of Stockholders. Stockholder proposals are subject to certain regulations under the federal securities laws.

C-2

Appendix D

Management Agreements

Dates, Approvals and Fees

Fund	Manager	Date of Current Management Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Management Fee (as a percentage of average daily net assets unless noted otherwise)
BrandywineGLOBAL — Global Income Opportunities Fund Inc.	LMPFA	3/27/2012	3/27/2012[1]	11/14/2019	0.85% of the Fund’s managed assets[2]
Clarion Partners Real Estate Income Fund Inc.	LMPFA	6/13/2019	6/13/2019[1]	11/14/2019	1.25% of the Fund’s average daily net assets
ClearBridge Energy Midstream Opportunity Fund Inc.	LMPFA	6/8/2011	6/8/2011[1]	11/14/2019	1.00% of the Fund’s managed assets[2]
ClearBridge MLP and Midstream Fund Inc.	LMPFA	6/21/2010	6/21/2010[1]	11/14/2019	1.00% of the Fund’s managed assets[2]
ClearBridge MLP and Midstream Total Return Fund Inc.	LMPFA	6/26/2012	6/26/2012[1]	11/14/2019	1.00% of the Fund’s managed assets[2]
LMP Capital and Income Fund Inc.	LMPFA	8/1/2006	11/22/2005[3]	11/14/2019	0.85%[4]
Western Asset Corporate Loan Fund Inc.	LMPFA	8/1/2006	10/21/2005[3]	11/14/2019	0.80% of the Fund’s average daily net assets
Western Asset Emerging Markets Debt Fund Inc.	LMPFA	8/1/2006	11/29/2005[3]	11/14/2019	0.85%[4]
Western Asset Global Corporate Defined Opportunity Fund Inc.	LMPFA	11/23/2009	11/23/2009[1]	11/14/2019	0.80% of the Fund’s managed assets[2]
Western Asset Global High Income Fund Inc.	LMPFA	8/1/2006	11/15/2005[3]	11/14/2019	0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings
Western Asset High Income Fund II Inc.	LMPFA	8/1/2006	11/15/2005[3]	11/14/2019	0.80%[5]
Western Asset High Income Opportunity Fund Inc.	LMPFA	8/1/2006	11/15/2005[3]	11/14/2019	0.80% of the Fund’s average daily net assets
Western Asset High Yield Defined Opportunity Fund Inc.	LMPFA	9/30/2010	9/30/2010[1]	11/14/2019	0.80% of the Fund’s net assets
Western Asset Intermediate Muni Fund Inc.	LMPFA	8/1/2006	10/21/2005[3]	11/14/2019	0.55% of the Fund’s average daily net assets[6]
Western Asset Investment Grade Defined Opportunity Trust Inc.	LMPFA	6/25/2009	6/25/2009[1]	11/14/2019	0.65% of the Fund’s net assets

D-1

Fund	Manager	Date of Current Management Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Management Fee (as a percentage of average daily net assets unless noted otherwise)
Western Asset Managed Municipals Fund Inc.	LMPFA	8/1/2006	11/15/2005[3]	11/14/2019	0.55% of the Fund’s average daily net assets
Western Asset Middle Market Debt Fund Inc.	LMPFA	11/30/2012	11/30/2012[1]	11/14/2019	1.25% of the Fund’s average daily managed assets[2]
Western Asset Middle Market Income Fund Inc.	LMPFA	8/18/2014	8/18/2014[1]	11/14/2019	1.25% of the Fund’s managed assets[2]
Western Asset Mortgage Opportunity Fund Inc.	LMPFA	2/11/2010	2/11/2010[1]	11/14/2019	1.00% of the Fund’s managed assets[2]
Western Asset Municipal Defined Opportunity Trust Inc.	LMPFA	3/26/2009	3/26/2009[1]	11/14/2019	0.60% of the Fund’s managed assets[7]
Western Asset Municipal High Income Fund Inc.	LMPFA	8/1/2006	10/21/2005[3]	11/14/2019	0.55% of the Fund’s average daily net assets[6]
Western Asset Municipal Partners Fund Inc.	LMPFA	8/1/2006	12/19/2005[3]	11/14/2019	0.55% of the Fund’s average weekly net assets[6]
Western Asset Variable Rate Strategic Fund Inc.	LMPFA	8/1/2006	12/16/2005[3]	11/14/2019	0.75%[4]

1 Approved by sole initial shareholder prior to public offering of the Fund.

2 “Managed assets” means the net assets of the Fund plus the principal amount of any borrowings and any preferred stock that may be outstanding.

3 Date management agreement for Fund last approved by shareholders. Agreement was transferred to current manager in an internal reorganization in reliance on Rule 2a-6 under the 1940 Act.

4 The fee payable to the Manager under the agreement is equal to the annual rate set forth above multiplied by the average daily value of the Fund’s net assets plus (i) the proceeds of any outstanding borrowings used for leverage and (ii) any proceeds from the issuance of preferred stock, minus the sum of (x) accrued liabilities of the Fund, (y) any accrued and unpaid interest on outstanding borrowings and (z) accumulated dividends on shares of preferred stock.

5 The fee payable to the Manager under the agreement is calculated by multiplying the annual rate set forth above by the value of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage (“average weekly net assets”) means the average weekly value of the total assets of the Fund, including any proceeds from the issuance of preferred stock, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of preferred stock.

6 For the purposes of calculating this fee, the aggregate liquidation value of the preferred stock of the Fund is not deducted in determining the Fund’s average daily net assets.

7 “Managed assets” means the total assets of the Fund (including assets financed through the creation of tender option bond trusts) minus the sum of accrued liabilities (other than Fund liabilities representing financial leverage).

D-2

Appendix E

Subadvisory Agreements

Dates, Approvals and Fees

Fund	Subadviser	Date of Current Subadvisory Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Subadvisory Fee
BrandywineGLOBAL — Global Income Opportunities Fund Inc.	Brandywine Global	3/27/2012	3/27/2012[1]	11/14/2019	70% of the management fee paid to LMPFA
Clarion Partners Real Estate Income Fund Inc.	Clarion Partners	6/13/2019	6/13/2019[1]	11/14/2019	70% of the management fee paid to LMPFA
	Western Asset	6/13/2019	6/13/2019[1]	11/14/2019	0.50% of the portion of the average daily net assets allocated
ClearBridge Energy Midstream Opportunity Fund Inc.	ClearBridge	6/8/2011	6/8/2011[1]	11/14/2019	70% of the management fee paid to LMPFA
ClearBridge MLP and Midstream Fund Inc.	ClearBridge	6/21/2010	6/21/2010[1]	11/14/2019	70% of the management fee paid to LMPFA
ClearBridge MLP and Midstream Total Return Fund Inc.	ClearBridge	6/26/2012	6/26/2012[1]	11/14/2019	70% of the management fee paid to LMPFA
LMP Capital and Income Fund Inc.	ClearBridge	8/1/2006	11/22/2005[2]	11/14/2019	70% of the management fee on the portion of the average daily net assets allocated
	Western Asset	8/1/2006	11/22/2005[2]	11/14/2019	70% of the management fee on the portion of the average daily net assets allocated
	Western Asset London	11/30/2006	11/22/2005[2]	11/14/2019	0.30% of the portion of the average daily net assets allocated
Western Asset Corporate Loan Fund Inc.	Western Asset	4/1/2016	10/21/2005[2]	11/14/2019	70% of the management fee paid to LMPFA
Western Asset Emerging Markets Debt Fund Inc.	Western Asset	8/1/2006	11/29/2005[2]	11/14/2019	70% of the management fee paid to LMPFA
	Western Asset London	11/30/2006	11/29/2005[2]	11/14/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Singapore	2/3/2009	11/29/2005[2]	11/14/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
Western Asset Global Corporate Defined Opportunity Fund Inc.	Western Asset	11/23/2009	11/23/2009[1]	11/14/2019	70% of the management fee paid to LMPFA
	Western Asset London	11/23/2009	11/23/2009[1]	11/14/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Japan	11/23/2009	11/23/2009[1]	11/14/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Singapore	11/23/2009	11/23/2009[1]	11/14/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

1 Approved by sole initial shareholder prior to public offering of the Fund.

2 Date management agreement for fund last approved by shareholders. Subadvisory agreement was entered into in connection with an internal reorganization in reliance on Rule 2a-6 under the 1940 Act.

Fund	Subadviser	Date of Current Subadvisory Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Subadvisory Fee
Western Asset Global High Income Fund Inc.	Western Asset	8/1/2006	11/15/2005[2]	11/14/2019	70% of the management fee paid to LMPFA
	Western Asset London	8/1/2006	11/15/2005[2]	11/14/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Singapore	2/3/2009	11/15/2005[2]	11/14/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
Western Asset High Income Fund II Inc.	Western Asset	8/1/2006	11/15/2005[2]	11/14/2019	70% of the management fee paid to LMPFA
	Western Asset London	11/30/2006	11/15/2005[2]	11/14/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Singapore	2/3/2009	11/15/2005[2]	11/14/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
Western Asset High Income Opportunity Fund Inc.	Western Asset	8/1/2006	11/15/2005[2]	11/14/2019	70% of the management fee paid to LMPFA
	Western Asset London	10/9/2006	11/15/2005[2]	11/14/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
Western Asset High Yield Defined Opportunity Fund Inc.	Western Asset	9/30/2010	9/30/2010[1]	11/14/2019	70% of the management fee paid to LMPFA
	Western Asset London	9/30/2010	9/30/2010[1]	11/14/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Japan	9/30/2010	9/30/2010[1]	11/14/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Singapore	9/30/2010	9/30/2010[1]	11/14/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
Western Asset Intermediate Muni Fund Inc.	Western Asset	8/1/2006	10/21/2005[2]	11/14/2019	70% of the management fee paid to LMPFA

Fund	Subadviser	Date of Current Subadvisory Agreement	Date Last Submitted for Shareholder Approval	Date Last Approved by Directors/ Trustees	Subadvisory Fee
Western Asset Investment Grade Defined Opportunity Trust Inc.	Western Asset	6/25/2009	6/25/2009[1]	11/14/2019	70% of the management fee paid to LMPFA
	Western Asset London	6/25/2009	6/25/2009[1]	11/14/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Japan	6/25/2009	6/25/2009[1]	11/14/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Singapore	6/25/2009	6/25/2009[1]	11/14/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
Western Asset Managed Municipals Fund Inc.	Western Asset	8/1/2006	11/15/2005[2]	11/14/2019	70% of the management fee paid to LMPFA
Western Asset Middle Market Debt Fund Inc.	Western Asset	11/30/2012	11/30/2012[1]	11/14/2019	90% of the management fee paid to LMPFA
	Western Asset London	11/30/2012	11/30/2012[1]	11/14/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
Western Asset Middle Market Income Fund Inc.	Western Asset	8/18/2014	8/18/2014[1]	11/14/2019	90% of the management fee paid to LMPFA
	Western Asset London	8/18/2014	8/18/2014[1]	11/14/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Japan	8/18/2014	8/18/2014[1]	11/14/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Singapore	8/18/2014	8/18/2014[1]	11/14/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
Western Asset Mortgage Opportunity Fund Inc.	Western Asset	2/11/2010	2/11/2010[1]	11/14/2019	70% of the management fee paid to LMPFA
	Western Asset London	2/11/2010	2/11/2010[1]	11/14/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
Western Asset Municipal Defined Opportunity Trust Inc.	Western Asset	3/26/2009	3/26/2009[1]	11/14/2019	70% of the management fee paid to LMPFA
Western Asset Municipal High Income Fund Inc.	Western Asset	8/1/2006	10/21/2005[2]	11/14/2019	70% of the management fee paid to LMPFA
Western Asset Municipal Partners Fund Inc.	Western Asset	8/1/2006	12/19/2005[2]	11/14/2019	70% of the management fee paid to LMPFA
Western Asset Variable Rate Strategic Fund Inc.	Western Asset	8/1/2006	12/16/2005[2]	11/14/2019	70% of the management fee paid to LMPFA
	Western Asset London	8/1/2006	12/16/2005[2]	11/14/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets
	Western Asset Singapore	2/3/2009	12/16/2005[2]	11/14/2019	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

Appendix F

Fees Paid to Manager and Affiliates

The following table indicates amounts paid by each Fund to its Manager or an affiliate of the Manager during the Fund’s last fiscal year. No Fund paid commissions to an affiliated broker for the Fund’s most recently completed fiscal year

Fund	Aggregate Management Fee (after waivers, if any) ($)	Distribution Fees (after waivers, if any) ($)	Fiscal Year Ended
BrandywineGLOBAL — Global Income Opportunities Fund Inc.	3,242,089	—	10/31/2019

Clarion Partners Real Estate Income Fund Inc.	(684,461)	250	12/31/2019

ClearBridge Energy Midstream Opportunity Fund Inc.	10,429,657	—	11/30/2019

ClearBridge MLP and Midstream Fund Inc.	13,670,857	—	11/30/2019

ClearBridge MLP and Midstream Total Return Fund Inc.	5,781,951	—	11/30/2019

LMP Capital and Income Fund Inc.	2,760,838	—	11/30/2019

Western Asset Corporate Loan Fund Inc.	1,204,431	—	9/30/2019

Western Asset Emerging Markets Debt Fund Inc.	11,360,866	—	12/31/2019

Western Asset Global Corporate Defined Opportunity Fund Inc.	2,909,009	—	10/31/2019

Western Asset Global High Income Fund Inc.	5,437,273	—	5/31/2019

Western Asset High Income Fund II Inc.	6,810,373	—	4/30/2019

Western Asset High Income Opportunity Fund Inc.	5,392,239	—	9/30/2019

Western Asset High Yield Defined Opportunity Fund Inc.	2,870,317	—	5/31/2019

Western Asset Intermediate Muni Fund Inc.	1,046,689	—	11/30/2019

Western Asset Investment Grade Defined Opportunity Trust Inc.	1,433,695	—	11/30/2019

Western Asset Managed Municipals Fund Inc.	4,535,031	—	5/31/2019

Western Asset Middle Market Debt Fund Inc.	1,298,559	—	4/30/2019

Western Asset Middle Market Income Fund Inc.	2,611,062	—	4/30/2019

Western Asset Mortgage Opportunity Fund Inc.	3,036,599	—	12/31/2019

Western Asset Municipal Defined Opportunity Trust Inc.	1,528,029	—	11/30/2019

Western Asset Municipal High Income Fund Inc.	936,974	—	10/31/2019

Western Asset Municipal Partners Fund Inc.	1,337,927	—	11/30/2019

Western Asset Variable Rate Strategic Fund Inc.	799,248	—	9/30/2019

F-1

Appendix G-1

Directors and Principal Officers of Managers and Subadvisers

Legg Mason Partners Fund Advisor, LLC

Name	Position with Legg Mason Partners Fund Advisor, LLC

Legg Mason, Inc.	Sole Member

Jane E. Trust	President and Chief Executive Officer

Peter H. Nachtwey	Manager

Amy M. Olmert	Manager

Jeanne M. Kelly	Senior Vice President

Ted P. Becker	Chief Compliance Officer

Thomas C. Mandia	Secretary
Brandywine Global Investment Management, LLC

Name	Position with Brandywine Global Investment Management, LLC

Legg Mason, Inc.	Managing Member

David F. Hoffman	Elected Manager, Senior Managing Director

Adam B. Spector	Elected Manager, Managing Partner

John D. Kenney	Elected Manager

Patricia Lattin	Elected Manager

Henry F. Otto	Elected Manager, Senior Managing Director

Steven M. Tonkovich	Senior Managing Director

Stephen S. Smith	Senior Managing Director

Patrick S. Kaser	Managing Director

Mark P. Glassman	Chief Administrative Officer

Christopher D. Marzullo	General Counsel & Chief Compliance Officer
ClearBridge Investments, LLC

Name	Position with ClearBridge Investments, LLC

Legg Mason ClearBridge Holdings, LLC	Managing Member

Terrence J. Murphy	President, Chief Executive Officer and Director

Harry D. Cohen	Co-Chief Investment Officer

Scott K. Glasser	Co-Chief Investment Officer & Director

Cynthia K. List	Chief Financial Officer & Director

Barbara Brooke Manning	General Counsel & Chief Compliance Officer

John R. Haller	Chief Administrative Officer

Brian M. Eakes	Director

Terrence M. Johnson	Director

Jane E. Trust	Director

Laura A. Boydston	Director

G-1-1

Western Asset Management Company, LLC

Name	Position with Western Asset Management Company, LLC

Legg Mason, Inc.	Sole Shareholder

James W. Hirschmann	Director, Chief Executive Officer & President

Jennifer W. Murphy	Director, Chief Operating Officer

Bruce D. Alberts	Chief Financial Officer

Marzo N. Bernardi	Director of Client Service & Marketing

Dennis McNamara	Director of Portfolio Operations

Charles A. Ruys de Perez	General Counsel & Secretary

Kevin Ehrlich	Chief Compliance Officer

Thomas C. Merchant	Non-Employee Director

John D. Kenney	Non-Employee Director

Peter H. Nachtwey	Non-Employee Director
Western Asset Management Company Limited

Name	Position with Western Asset Management Company Limited

Western Asset Management (Cayman) Holdings Limited	Joint Shareholder

Michael B. Zarouf	Director & Senior Executive Officer

Charles A. Ruys de Perez	General Counsel & Director

Jelena N. Petrovic	Chief Compliance Officer

Ann Duong	Finance Officer

Thomas C. Merchant	Non-Executive Director
Western Asset Management Company Ltd

Name	Position with Western Asset Management Company Ltd

Legg Mason, Inc.	Sole Shareholder

Naoya Orime	Representative Director

Takashi Komatsu	Director, Head of Legal & Compliance; Chief Compliance Officer

Maki Yoshida	Operation Officer

Yasuaki Sudo	Finance Officer

Charles A. Ruys de Perez	Non-Employee Director

Laura A. Boydston	Non-Executive Director

Western Asset Management Company Pte. Ltd.

Name	Position with Western Asset Management Company Ltd

LM International Holding LP	Sole Shareholder

Michael Dale	Chief Executive Officer and Executive Director

Alvin L.S. Lee	Executive Director & Chief Compliance Officer

Shirleen H.K. Thor	Finance Manager

Charles A. Ruys de Perez	Non-Executive Director

Laura A. Boydston	Non-Executive Director

G-1-2

Clarion Partners, LLC

Name	Position with Western Asset Management Company Ltd

Clarion Partners Holdings LLC	Managing Member

Stephen J. Furnary	Executive Chairman

David J. Gilbert	Chief Executive Officer and Chief Investment Officer

Patrick J. Tully	Chief Financial Officer

Craig R. Tagen	Head of Asset Management & Separate Accounts

Jeffrey H. Macdonnell	Chief Marketing Officer

Edward A. Carey	Executive Board Member

Ralph J. Belford	Executive Board Member

Susan M. Boccardi	General Counsel & Chief Compliance Officer

G-1-3

Appendix G-2

Officers of the Funds

Name	Position(s) with Funds	Positions(s) with Manager and/or Subadviser
Jane E. Trust	President and Chief Executive Officer	Senior Managing Director of Legg Mason; President and Chief Executive Officer of LMPFA
Jeanne M. Kelly	Senior Vice President	Senior Vice President of LMPFA; Managing Director of Legg Mason & Co.
Todd Kuehl	Chief Compliance Officer	Compliance Director of Legg Mason; Managing Director of Legg Mason
Jenna Bailey	Identity Theft Prevention Officer	Senior Compliance Officer, Assistant Vice President of Legg Mason
Christopher Berarducci	Principal Financial Officer and Treasurer	Director of Legg Mason
Robert I. Frenkel	Secretary and Chief Legal Officer	Vice President and Deputy General Counsel of Legg Mason; Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason
Thomas C. Mandia	Assistant Secretary	Managing Director and Deputy General Counsel of Legg Mason; Secretary of LMPFA
Marc De Oliveira	Assistant Secretary	Managing Director, Associate General Counsel, Legg Mason
Rosemary Emmens	Assistant Secretary	Managing Director, Associate General Counsel, Legg Mason
Harris Goldblat	Assistant Secretary	Managing Director, Associate General Counsel, Legg Mason
Tara E. Gormel	Assistant Secretary	Director, Associate General Counsel, Legg Mason
George P. Hoyt	Assistant Secretary	Managing Director, Associate General Counsel, Legg Mason
Angela Velez	Assistant Secretary	Director, Associate General Counsel, Legg Mason
Todd Lebo	Assistant Secretary	Managing Director, Associate General Counsel, Legg Mason
Susan Lively	Assistant Secretary	Director, Associate General Counsel, Legg Mason
Amy Olmert	Assistant Treasurer	Managing Director, Head of Global Fiduciary Platform, Legg Mason
Erin Morris	Assistant Treasurer	Director, Senior Manager, Legg Mason
Carol Denny	Assistant Treasurer	Managing Director, Head of Product Support, Legg Mason
Lisa Carucci	Assistant Treasurer	Vice President, Senior Manager, Legg Mason
Denisa Birzan	Assistant Treasurer	Vice President, Lead Specialist, Legg Mason
Chris Vlantis	Assistant Treasurer	Vice President, Senior Manager, Legg Mason
Edward Quigley	Assistant Treasurer	Director, Director of Product Tax, Legg Mason
Raymond Lui	Assistant Treasurer	Vice President, Lead Specialist, Legg Mason

G-2-1

Name	Position(s) with Funds	Positions(s) with Manager and/or Subadviser
Robert Flower	Assistant Treasurer	Vice President, Lead Specialist, Legg Mason
John Triolo	Assistant Treasurer	Director, Senior Manager, Legg Mason
Daniel Schlissel	Assistant Treasurer	Vice President, Senior Manager, Legg Mason
Donald Guire	Assistant Treasurer	Director, Senior Manager, Legg Mason
Hanna Zagorska-Sukiennik	Assistant Treasurer	Vice President, Lead Specialist, Legg Mason
Robert DuCharme	Assistant Treasurer	Senior Business Strategist, Legg Mason
Brooke Hennessy	Assistant Treasurer	Vice President, Senior Manager, Legg Mason

G-2-2

Appendix H

Other Funds Advised by Manager and Subadvisers

The following table lists certain information regarding funds for which the Manager or Subadviser provides investment advisory or subadvisory services, other than the Funds that are addressed by this Proxy Statement. All of the information below is given as of the end of the last fiscal year of each fund.

Manager /Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]

LMPFA
	BrandywineGLOBAL – Alternative Credit Fund	661,898,918	1.15%[1]

	BrandywineGLOBAL – Diversified US Large Cap Value Fund	633,724,600	0.650% up to $1 billion of average daily net assets; 0.625% of average daily net assets between $1 billion and $2 billion; 0.600% of average daily net assets between $2 billion and $5 billion; 0.575% of average daily net assets between $5 billion and $10 billion; 0.550% of average daily net assets exceeding $10 billion[1]

	BrandywineGLOBAL – Dynamic US Large Cap Value Fund	178,145,804	0.55%[1]

	BrandywineGLOBAL – Global Flexible Income Fund	6,431,216	0.55%[1]

	BrandywineGLOBAL – Global High Yield Fund	34,970,897	0.65%[1]

	BrandywineGLOBAL – Global Opportunities Bond Fund	2,946,550,535	0.50%[1]

	BrandywineGLOBAL Global Opportunities Bond Fund (USD Hedged)	193,433,600	0.50%[1]

	BrandywineGLOBAL – Global Unconstrained Bond Fund	995,695,216	0.650% up to $1 billion of average daily net assets; 0.625% of average daily net assets between $1 billion and $2 billion; 0.600% of average daily net assets between $2 billion and $5 billion; 0.575% of average daily net assets between $5 billion and $10 billion; 0.550% of average daily net assets exceeding $10 billion[1]

	BrandywineGLOBAL – International Opportunities Bond Fund	98,919,462	0.50%[1]

	ClearBridge Global Infrastructure Income Fund	23,311,457	0.900% up to $1 billion of average daily net assets; 0.875% of average daily net assets between $1 billion and $2 billion; 0.850% of average daily net assets between $2 billion and $5 billion; 0.825% of average daily net assets between $5 billion and $10 billion; 0.800% of average daily net assets exceeding $10 billion[1]

1 The Manager/Subadviser has agreed to cap total expenses under an agreement where noted.

Manager /Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Martin Currie Emerging Markets Fund	157,607,177	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	Martin Currie International Unconstrained Equity Fund	5,236,661	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	Martin Currie SMASh Series EM Fund	22,550,936	0.00%[1]

	QS Global Market Neutral Fund	63,431,705	0.95%[1]

	QS International Equity Fund	217,102,496	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	QS Strategic Real Return Fund	97,684,808	0.75%[1]

	QS U.S. Small Capitalization Equity Fund	186,175,787	0.70%[1]

	ClearBridge Aggressive Growth Fund	7,166,460,934	0.75% up to $1 billion of average daily net assets; 0.725% of average daily net assets between $1 billion and $2 billion; 0.70% of average daily net assets between $2 billion and $5 billion; 0.675% of average daily net assets between $5 billion and $10 billion; 0.65% of average daily net assets exceeding $10 billion[1]

	ClearBridge All Cap Value Fund	1,560,926,665	0.700% up to $1.5 billion of average daily net assets; 0.680% of average daily net assets between $1.5 billion and $2 billion; 0.650% of average daily net assets between $2 billion and $2.5 billion; 0.600% of average daily net assets between $2.5 billion and $3.5 billion; 0.500% of average daily net assets exceeding $3.5 billion[1]

	ClearBridge Appreciation Fund	6,486,192,240	0.75% up to $250 million of average daily net assets; 0.70% of average daily net assets between $250 million and $500 million; 0.65% of average daily net assets between $500 million and $1 billion; 0.60% of average daily net assets between $1 billion and $2 billion; 0.55% of average daily net assets between $2 billion and $3 billion; 0.50% of average daily net assets exceeding $3 billion[1]

Manager /Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	ClearBridge Dividend Strategy Fund	6,808,523,214	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	ClearBridge International Small Cap Fund	69,072,971	0.80% up to $1 billion of average daily net assets; 0.75% of average daily net assets between $1 billion and $2 billion; 0.70% of average daily net assets between $2 billion and $5 billion; 0.65% of average daily net assets between $5 billion and $10 billion; 0.60% of average daily net assets exceeding $10 billion[1]

	ClearBridge International Value Fund	299,161,340	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	ClearBridge Large Cap Growth Fund	15,535,905,821	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	ClearBridge Large Cap Value Fund	1,685,111,718	0.650% of assets up to and including $350 million; 0.550% of assets over $350 million and up to and including $500 million; 0.525% of assets over $500 million and up to and including $750 million; 0.500% of assets over $750 million and up to and including $1 billion; and 0.450% of assets over $1 billion[1]

	ClearBridge Mid Cap Fund	1,872,859,632	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	ClearBridge Mid Cap Growth Fund	88,534,521	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

Manager /Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	ClearBridge Select Fund	670,208,209	0.95%[1]

	ClearBridge Small Cap Growth Fund	3,860,378,027	0.75%[1]

	ClearBridge Small Cap Value Fund	123,376,227	0.75%[1]

	ClearBridge Sustainability Leaders Fund	11,218,773	0.650% of assets up to and including $1 billion; 0.625% of assets over $1 billion and up to and including $2 billion; and 0.600% of assets over $2 billion[1]

	ClearBridge Tactical Dividend Income Fund	355,775,137	0.75% up to $1 billion of average daily net assets; 0.725% of average daily net assets between $1 billion and $2 billion; 0.70% of average daily net assets between $2 billion and $5 billion; 0.675% of average daily net assets between $5 billion and $10 billion; 0.65% of average daily net assets exceeding $10 billion[1]

	QS Conservative Growth Fund	284,689,375	0.00%[1]

	QS Defensive Growth Fund	121,334,956	0.00%[1]

	QS Global Dividend Fund	360,408,199	0.65%[1]

	QS Global Equity Fund	160,519,531	0.75% up to $1 billion of average daily net assets; 0.70% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	QS Growth Fund	716,192,645	0.00%[1]

	QS Moderate Growth Fund	456,657,86	0.00%[1]

	QS S&P 500 Index Fund	273,416,039	0.25%[1]

	QS U.S. Large Cap Equity Fund	862,578,010	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	Legg Mason Adaptive Growth Fund	0	0.35%[1]

	Legg Mason Defensive Fund	0	0.35%[1]

	Legg Mason High Growth Fund	0	0.35%[1]

	Legg Mason Income Fund	0	0.35%[1]

	Legg Mason Low Volatility Fund	0	0.35%[1]

	Western Asset Adjustable Rate Income Fund	230,797,641	0.45%[1]

Manager /Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset California Municipals Fund	419,783,003	0.50% up to $500 million of average daily net assets; 0.48% of average daily net assets exceeding $500 million[1]

	Western Asset Corporate Bond Fund	792,759,000	0.45%[1]

	Western Asset Emerging Markets Debt Fund	41,052,542	0.60%[1]

	Western Asset Global High Yield Bond Fund	258,428,054	0.70%[1]

	Western Asset Income Fund	450,047,116	0.50%[1]

	Western Asset Intermediate Maturity California Municipals Fund	270,913,274	0.50%[1]

	Western Asset Intermediate Maturity New York Municipals Fund	183,678,192	0.50%[1]

	Western Asset Intermediate-Term Municipals Fund	2,369,713,549	0.35%[1]

	Western Asset Managed Municipals Fund	4,556,179,342	0.40%[1]

	Western Asset Massachusetts Municipals Fund	91,493,105	0.50% up to $500 million of average daily net assets; 0.48% of average daily net assets exceeding $500 million[1]

	Western Asset Mortgage Total Return Fund	982,363,667	0.50% up to $4 billion of average daily net assets; 0.45% of average daily net assets between $4 billion and $6 billion; 0.40% of average daily net assets between $6 billion and $8 billion; 0.35% of average daily net assets exceeding $8 billion[1]

	Western Asset Municipal High Income Fund	529,651,978	0.55% up to $1 billion of average daily net assets; 0.525% of average daily net assets between $1 billion and $2 billion; 0.50% of average daily net assets between $2 billion and $5 billion; 0.475% of average daily net assets between $5 billion and $10 billion; 0.45% of average daily net assets exceeding $10 billion[1]

	Western Asset New Jersey Municipals Fund	200,342,372	0.50% up to $500 million of average daily net assets; 0.48% of average daily net assets exceeding $500 million[1]

	Western Asset New York Municipals Fund	564,727,870	0.50%[1]

	Western Asset Oregon Municipals Fund	68,119,525	0.50% up to $500 million of average daily net assets; 0.48% of average daily net assets exceeding $500 million[1]

	Western Asset Pennsylvania Municipals Fund	179,709,203	0.45%[1]

	Western Asset Short Duration High Income Fund	407,941,178	0.55%[1]

	Western Asset Short Duration Municipal Income Fund	1,005,081,664	0.30%[1]

	Western Asset Short-Term Bond Fund	768,463,195	0.35%[1]

Manager /Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Core Bond Fund	13,515,870,286	0.45% of the first $500 million of average daily net assets, 0.425% of the next $500 million of average daily net assets and 0.40% of average daily net assets over $1 billion.[1]

	Western Asset Core Plus Bond Fund	30,974,222,122	0.45% of the first $500 million of average daily net assets, 0.425% of the next $500 million of average daily net assets and 0.40% of average daily net assets over $1 billion.[1]

	Western Asset High Yield Fund	241,938,408	0.55%[1]

	Western Asset Inflation Indexed Plus Bond Fund	462,379,278	0.20%[1]

	Western Asset Intermediate Bond Fund	984,942,913	0.40%[1]

	Western Asset Macro Opportunities Fund	1,635,494,028	1.15%[1]

	Western Asset Total Return Unconstrained Fund	1,416,710,543	0.60%[1]

	Western Asset Institutional Government Reserves	9,330,473,618	0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

	Western Asset Institutional Liquid Reserves	2,948,173,250	0.20% up to $5 billion of average daily net assets; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

	Western Asset Institutional U.S. Treasury Obligations Money Market Fund	705,315,951	0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

	Western Asset Institutional U.S. Treasury Reserves	6,613,907,152	0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

Manager /Subadviser	Fund	Net Assets ($)		Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Premier Institutional Government Reserves	15,830,000,000	[2]	0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

	Western Asset Premier Institutional Liquid Reserves	21,820,000,000	[2]	0.20% up to $5 billion of average daily net assets; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

	Western Asset Premier Institutional U.S. Treasury Reserves	12,690,000,000	[2]	0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

	Western Asset Select Tax Free Reserves	281,044,802		0.25% up to $1 billion of average daily net assets; 0.225% of average daily net assets between $1 billion and $2 billion; 0.20% of average daily net assets between $2 billion and $5 billion; 0.175% of average daily net assets between $5 billion and $10 billion; 0.15% of average daily net assets exceeding $10 billion[1]

	Western Asset SMASh Series C Fund	1,112,419,913		0.00%[1]

	Western Asset SMASh Series EC Fund	2,132,821,009		0.00%[1]

	Western Asset SMASh Series M Fund	2,842,111,579		0.00%[1]

	Western Asset SMASh Series TF Fund	43,684,568		0.00%[1]

	Western Asset Government Reserves	1,131,214,353		0.45% up to $1 billion of average daily net assets; 0.425% of average daily net assets between $1 billion and $2 billion; 0.40% of average daily net assets between $2 billion and $5 billion; 0.375% of average daily net assets between $5 billion and $10 billion; 0.35% of average daily net assets exceeding $10 billion[1]

	Western Asset New York Tax Free Money Market Fund	107,806,366		0.45% up to $1 billion of average daily net assets; 0.425% of average daily net assets between $1 billion and $2 billion; 0.40% of average daily net assets between $2 billion and $5 billion; 0.375% of average daily net assets between $5 billion and $10 billion; 0.35% of average daily net assets exceeding $10 billion[1]

2 As of February 29, 2020.

Manager /Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Prime Obligations Money Market Fund	171,232,620	0.45% up to $1 billion of average daily net assets; 0.425% of average daily net assets between $1 billion and $2 billion; 0.40% of average daily net assets between $2 billion and $5 billion; 0.375% of average daily net assets between $5 billion and $10 billion; 0.35% of average daily net assets exceeding $10 billion[1]

	Western Asset Tax Free Reserves	58,630,634	0.45% up to $1 billion of average daily net assets; 0.425% of average daily net assets between $1 billion and $2 billion; 0.40% of average daily net assets between $2 billion and $5 billion; 0.375% of average daily net assets between $5 billion and $10 billion; 0.35% of average daily net assets exceeding $10 billion[1]

	Western Asset U.S. Treasury Reserves	292,186,479	0.45% up to $1 billion of average daily net assets; 0.425% of average daily net assets between $1 billion and $2 billion; 0.40% of average daily net assets between $2 billion and $5 billion; 0.375% of average daily net assets between $5 billion and $10 billion; 0.35% of average daily net assets exceeding $10 billion[1]

	Western Asset Premium Liquid Reserves	15,389,248	0.35%[1]

	Western Asset Premium U.S. Treasury Reserves	310,989,531	0.35%[1]

	Government Portfolio	12,504,754,039	0.10%

	Liquid Reserves Portfolio	20,751,689,279	0.10%

	Tax Free Reserves Portfolio	339,770,336	0.15%

	U.S. Treasury Obligations Portfolio	733,766,289	0.00%

	U.S. Treasury Reserves Portfolio	13,488,277,850	0.10%

	ClearBridge All Cap Growth ETF	128,221,000	0.53%

	ClearBridge Dividend Strategy ESG ETF	6,439,001	0.59%[1]

	ClearBridge Large Cap Growth ESG ETF	192,196,356	0.59%[1]

	Legg Mason Emerging Markets Low Volatility High Dividend ETF	6,164,040	0.50%[1]

	Legg Mason Global Infrastructure ETF	21,826,070	0.45%[1]

	Legg Mason International Low Volatility High Dividend ETF	53,750,511	0.40%[1]

	Legg Mason Low Volatility High Dividend ETF	824,022,237	0.27%[1]

	Legg Mason Small-Cap Quality Value ETF	10,483,469	0.60%[1]

	Western Asset Short Duration Income ETF	25,801,165	0.29%[1]

	Western Asset Total Return ETF	107,525,121	0.49%[1]

Manager /Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	ClearBridge Variable Aggressive Growth Portfolio	843,835,683	0.75% up to $1 billion of average daily net assets; 0.725% of average daily net assets between $1 billion and $2 billion; 0.70% of average daily net assets between $2 billion and $5 billion; 0.675% of average daily net assets between $5 billion and $10 billion; 0.65% of average daily net assets exceeding $10 billion[1]

	ClearBridge Variable Appreciation Portfolio	813,695,312	0.75% up to $250 million of average daily net assets; 0.70% of average daily net assets between $250 million and $500 million; 0.65% of average daily net assets between $500 million and $1 billion; 0.60% of average daily net assets between $1 billion and $2 billion; 0.55% of average daily net assets between $2 billion and $3 billion; 0.50% of average daily net assets exceeding $3 billion[1]

	ClearBridge Variable Dividend Strategy Portfolio	481,138,775	0.700% up to $1 billion of average daily net assets; 0.680% of average daily net assets between $1 billion and $2 billion; 0.650% of average daily net assets between $2 billion and $5 billion; 0.600% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	ClearBridge Variable Large Cap Growth Portfolio	333,232,004	0.700% up to $1 billion of average daily net assets; 0.680% of average daily net assets between $1 billion and $2 billion; 0.650% of average daily net assets between $2 billion and $5 billion; 0.600% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	ClearBridge Variable Large Cap Value Portfolio	289,618,818	0.650% of assets up to and including $350 million; 0.550% of assets over $350 million and up to and including $500 million; 0.525% of assets over $500 million and up to and including $750 million; 0.500% of assets over $750 million and up to and including $1 billion; and 0.450% of assets over $1 billion[1]

	ClearBridge Variable Mid Cap Portfolio	234,584,958	0.700% up to $1 billion of average daily net assets; 0.680% of average daily net assets between $1 billion and $2 billion; 0.650% of average daily net assets between $2 billion and $5 billion; 0.600% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion[1]

	ClearBridge Variable Small Cap Growth Portfolio	372,176,091	0.75%[1]

Manager /Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]

	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	1,284,718,767	0.45%[1]

	QS Variable Conservative Growth	90,768,499	0.00%[1]

	QS Variable Growth	97,958,661	0.00%[1]

	QS Variable Moderate Growth	33,181,672	0.00%[1]

	Legg Mason/QS Aggressive Model Portfolio	0

0.13% of average daily net assets* up to and including $1 billion; 0.11% of average daily net assets over $1 billion and up to and including $1.5 billion; 0.09% of average daily net assets over $1.5 billion and up to and including $2 billion; 0.08% of average daily net assets over $2 billion and up to and including $3.5 billion; 0.07% of average daily net assets over $3.5 billion and up to and including $5 billion; 0.06% of average daily net assets over $5 billion[1]

*For purposes of determining the effective management fee rate for each Fund, the net assets of each Fund will be aggregated.

	Legg Mason/QS Conservative Model Portfolio	0

0.13% of average daily net assets* up to and including $1 billion; 0.11% of average daily net assets over $1 billion and up to and including $1.5 billion; 0.09% of average daily net assets over $1.5 billion and up to and including $2 billion; 0.08% of average daily net assets over $2 billion and up to and including $3.5 billion; 0.07% of average daily net assets over $3.5 billion and up to and including $5 billion; 0.06% of average daily net assets over $5 billion[1]

*For purposes of determining the effective management fee rate for each Fund, the net assets of each Fund will be aggregated.

	Legg Mason/QS Moderately Aggressive Model Portfolio	0

0.13% of average daily net assets* up to and including $1 billion; 0.11% of average daily net assets over $1 billion and up to and including $1.5 billion; 0.09% of average daily net assets over $1.5 billion and up to and including $2 billion; 0.08% of average daily net assets over $2 billion and up to and including $3.5 billion; 0.07% of average daily net assets over $3.5 billion and up to and including $5 billion; 0.06% of average daily net assets over $5 billion[1]

*For purposes of determining the effective management fee rate for each Fund, the net assets of each Fund will be aggregated.

Manager /Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Legg Mason/QS Moderately Conservative Model Portfolio	0

0.13% of average daily net assets* up to and including $1 billion; 0.11% of average daily net assets over $1 billion and up to and including $1.5 billion; 0.09% of average daily net assets over $1.5 billion and up to and including $2 billion; 0.08% of average daily net assets over $2 billion and up to and including $3.5 billion; 0.07% of average daily net assets over $3.5 billion and up to and including $5 billion; 0.06% of average daily net assets over $5 billion[1]

*For purposes of determining the effective management fee rate for each Fund, the net assets of each Fund will be aggregated.

	Legg Mason/QS Moderate Model Portfolio	0

0.13% of average daily net assets* up to and including $1 billion; 0.11% of average daily net assets over $1 billion and up to and including $1.5 billion; 0.09% of average daily net assets over $1.5 billion and up to and including $2 billion; 0.08% of average daily net assets over $2 billion and up to and including $3.5 billion; 0.07% of average daily net assets over $3.5 billion and up to and including $5 billion; 0.06% of average daily net assets over $5 billion[1]

*For purposes of determining the effective management fee rate for each Fund, the net assets of each Fund will be aggregated.

	Western Asset Core Plus VIT Portfolio	193,396,076	0.60%[1]

	Western Asset Variable Global High Yield Bond Portfolio	151,359,095	0.70%[1]

	ClearBridge Focus Value ETF	0	0.49% of average daily net assets

BrandywineGLOBAL

	BrandywineGLOBAL – Alternative Credit Fund	661,898,918	90% of the management fee paid to LMPFA

	BrandywineGLOBAL – Diversified US Large Cap Value Fund	633,724,600	90% of the management fee paid to LMPFA

	BrandywineGLOBAL – Dynamic US Large Cap Value Fund	178,145,804	90% of the management fee paid to LMPFA

	BrandywineGLOBAL – Global Flexible Income Fund	6,431,216	90% of the management fee paid to LMPFA

	BrandywineGLOBAL – Global High Yield Fund	34,970,897	90% of the management fee paid to LMPFA

	BrandywineGLOBAL – Global Opportunities Bond Fund	2,946,550,535	90% of the management fee paid to LMPFA

	BrandywineGLOBAL Global Opportunities Bond Fund (USD Hedged)	193,433,600	70% of the management fee paid to LMPFA

	BrandywineGLOBAL – Global Unconstrained Bond Fund	995,695,216	70% of the management fee paid to LMPFA

Manager /Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	BrandywineGLOBAL – International Opportunities Bond Fund	98,919,462	70% of the management fee paid to LMPFA

	American Beacon Small Cap Value Fund	973,458,199	0.50% on assets up to $100 million; 0.45% on next $150 million; and 0.40% on assets over $250 million

	Fidelity Rutland Square Trust II - Strategic Advisers Value Fund	2,991,393,220	0.27% on first $500 million; 0.20% on next $2 billion; 0.175% on next $1 billion; and 0.15% on assets over $3.5 billion

	MassMutual Select Diversified Value Fund	210,011,215	0 .223% of average daily net assets of portfolio

	Fidelity Rutland Square Trust II, Strategic Advisers Core Fund	991,141,111	0.27% on first $500 million; 0.20% on next $2 billion; 0.175% on next $1 billion; and 0.15% on assets over $3.5 billion

	SunAmerica Series Trust - SA Legg Mason BW Large Cap Value Portfolio	1,225,827,526	0.27% on first $500 million; 0.20% on next $2 billion; 0.175% on assets over $2.5 billion

	SunAmerica Series Trust - SA Legg Mason Tactical Opportunities Portfolio	2,898,816	0.30% on first $500 million; 0.28% on next $1 billion; and 0.23% on assets over $1.5 billion

	MML Equity Fund	459,323,154	0 .223% of average daily net assets of portfolio

	Mercer US Large Cap Equity Fund, a Series of the Mercer Funds	161,405,871	0.27%

	Advanced Series Trust- AST Legg Mason Diversified Growth Portfolio	39,590,983	0.35% on first $250 million; 0.325% on next $250 million; 0.30% on next $250 million; and 0.275% on next $250 million; 0.25% on next $1 billion; and 0.225% on assets over $2 billion

	Morningstar Unconstrained Allocation Fund a series of Morningstar Funds Trust	10,100,792	0.40% on first $50 million; 0.38% on next $50 million; and 0.36% on assets over $100 million

	American Beacon Diversified Fund	85,102,914	0.225%

	BrandywineGLOBAL - Bond Portfolio	244,653,697	0.20%

	1290 Funds - 1290 Diversified Bond Fund	112,485,003	0.15% on first $100 million; 0.13% on next $400 million; and 0.10% on assets over $500 million

ClearBridge

	ClearBridge International Growth Fund	2,456,309,901	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.62% of average daily net assets between $5 billion and $10 billion; 0.59% of average daily net assets exceeding $10 billion

Manager /Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	ClearBridge Small Cap Fund	1,218,680,244	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.62% of average daily net assets between $5 billion and $10 billion; 0.59% of average daily net assets exceeding $10 billion

	ClearBridge Value Trust	1,807,849,053	0.70% up to $1 billion of average daily net assets; 0.68% of average daily net assets between $1 billion and $2 billion; 0.65% of average daily net assets between $2 billion and $5 billion; 0.60% of average daily net assets between $5 billion and $10 billion; 0.55% of average daily net assets exceeding $10 billion

	QS Strategic Real Return Fund	97,684,808	0.35% of the portion of the average daily net assets allocated

	ClearBridge Aggressive Growth Fund	7,166,460,934	70% of the management fee paid to LMPFA

	ClearBridge All Cap Value Fund	1,560,926,665	70% of the management fee paid to LMPFA

	ClearBridge Appreciation Fund	6,486,192,240	70% of the management fee paid to LMPFA

	ClearBridge Dividend Strategy Fund	6,808,523,214	70% of the management fee paid to LMPFA

	ClearBridge International Small Cap Fund	69,072,971	70% of the management fee paid to LMPFA

	ClearBridge International Value Fund	299,161,340	70% of the management fee paid to LMPFA

	ClearBridge Large Cap Growth Fund	15,535,905,821	70% of the management fee paid to LMPFA

	ClearBridge Large Cap Value Fund	1,685,111,718	70% of the management fee paid to LMPFA

	ClearBridge Mid Cap Fund	1,872,859,632	70% of the management fee paid to LMPFA

	ClearBridge Mid Cap Growth Fund	88,534,521	70% of the management fee paid to LMPFA

	ClearBridge Select Fund	670,208,209	70% of the management fee paid to LMPFA

	ClearBridge Small Cap Growth Fund	3,860,378,027	70% of the management fee paid to LMPFA

	ClearBridge Small Cap Value Fund	123,376,227	70% of the management fee paid to LMPFA

	ClearBridge Sustainability Leaders Fund	11,218,773	70% of the management fee paid to LMPFA

	ClearBridge Tactical Dividend Income Fund	355,775,137	70% of the management fee paid to LMPFA

Manager /Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	ClearBridge All Cap Growth ETF	128,221,000	70% of the management fee paid to LMPFA

	ClearBridge Dividend Strategy ESG ETF	6,439,001	70% of the management fee paid to LMPFA

	ClearBridge Large Cap Growth ESG ETF	192,196,356	70% of the management fee paid to LMPFA

	ClearBridge Variable Aggressive Growth Portfolio	843,835,683	70% of the management fee paid to LMPFA

	ClearBridge Variable Appreciation Portfolio	813,695,312	70% of the management fee paid to LMPFA

	ClearBridge Variable Dividend Strategy Portfolio	481,138,775	70% of the management fee paid to LMPFA

	ClearBridge Variable Large Cap Growth Portfolio	333,232,004	70% of the management fee paid to LMPFA

	ClearBridge Variable Large Cap Value Portfolio	289,618,818	70% of the management fee paid to LMPFA

	ClearBridge Variable Mid Cap Portfolio	234,584,958	70% of the management fee paid to LMPFA

	ClearBridge Variable Small Cap Growth Portfolio	372,176,091	70% of the management fee paid to LMPFA

	ClearBridge Focus Value ETF	0	70% of the management fee paid to LMPFA

	EQ Advisors Trust - Multimanager Aggressive Equity Portfolio	1,326,122,865	0.35% of the first $500 million; 0.30% on the next $1.5 billion; and 0.25% on assets over $2 billion

	EQ Advisors Trust - Bridge Builder Small/Mid Cap Growth Fund	4,024,072,920	0.40% of the first $250 million; 0.35% on assets between $250 million and $1 billion; and 0.30% on assets over $1 billion

	EQ Advisors Trust - EQ/ClearBridge Large Cap Growth Portfolio	382,931,687.00	0.35% of the first $500 million; 0.30% on the next $1.5 billion; and 0.25% on assets over $2 billion

	EQ Advisors Trust - EQ/ClearBridge Select Equity Managed Volatility Portfolio	209,385,366	0.42% of the first $200 million; and 0.40% on assets over $100 million

	Guardian Variable Products Trust - Guardian Large Cap Fundamental Growth VIP Fund	349,920,608	0.30% of the first $100 million; 0.27% on the next $200 million; and 0.25% on assets over $300 million

	Guardian Variable Products Trust - Guardian Small Cap Core VIP Fund	310,451,491	0.37%
	GuideStone Funds - Growth Equity Fund	1,698,149,552	0.38% of the first $50 million; 0.35% on the next $50 million; 0.30% on the next $100 million; 0.27% on the next $550 million; and 0.25% on assets over $750 million

	JNL Series Trust - JNL Multi-Manager Mid Cap Fund	1,194,140,000	0.40% of the first $500 million; and 0.38% on assets over $500 million
	JNL Series Trust - JNL/ClearBridge Large Cap Growth Fund	1,211,671,000	0.30% of the first $100 million; 0.275% on the next $150 million; 0.25% on the next $250 million; and 0.225% on assets over $500 million

Manager /Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]

	Lincoln Variable Insurance Products Trust - LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Appreciation sleeve	561,710,059	First $100 mil 0.40%, Next $100 mil 0.35%, Next $100 mil 0.30%, Above $300 mil 0.28%

	Lincoln Variable Insurance Products Trust - LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Aggressive Growth sleeve	561,710,059	0.40% of the first $100 million; 0.35% on the next $100 million; 0.30% on the next $100 million; and 0.28% on assets over $300 million

	Morgan Stanley Pathway Funds - Large Cap Equity Fund	1,553,923,154	0.34% of the first $100 million; and 0.30% on assets over $100 million

	Morningstar Funds Trust - Morningstar U.S. Equity Fund	677,926,671	0.32% of the first $500 million; and 0.29% on assets over $500 million

	Optimum Fund Trust - Optimum Large Cap Growth Fund	1,678,782,956	0.38% of the first $100 million; 0.33% on the next $150 million; 0.29% on the next $250 million; 0.27% on the next $500 million; 0.25% on the next $500 million; and 0.23% on assets over $1.5 billion

	Pacific Select Funds - Large-Cap Value Portfolio	1,210,762,368	0.45% of the first $100 million; 0.40% on the next $100 million; 0.35% on the next $200 million; 0.30% on the next $350 million; 0.25% on the next $250 million; and 0.20% on assets over $1 billion

	Pacific Funds - PF Large-Cap Value Fund	171,045,918	First $100 mil 0.45%, Next $100 mil 0.40%, Next $200 mil 0.35%, Next $350 mil 0.30%, Next $250 mil 0.25%, Above $1 bil 0.20%

	Advanced Series Trust - AST Clearbridge Dividend Growth Portfolio	2,469,455,093	0.25% of the first $250 million; 0.20% on the next $250 million; and 0.18% on assets over $500 million

	Vanguard Explorer Fund	16,088,495,000	0.30% of the first $500 million; 0.20% on the next $1 billion; and 0.18% on assets over $1.5 billion

Western Asset

	ClearBridge International Growth Fund	2,456,309,901	0.02% of the portion of the average daily net assets allocated

	ClearBridge Global Infrastructure Income Fund	23,311,457	0.02% of the portion of the average daily net assets allocated
	ClearBridge Small Cap Fund	1,218,680,244	0.02% of the portion of the average daily net assets allocated

	ClearBridge Value Trust	1,807,849,053	0.02% of the portion of the average daily net assets allocated

	Martin Currie Emerging Markets Fund		0.02% of the portion of the average daily net assets allocated

	Martin Currie International Unconstrained Equity Fund		0.02% of the portion of the average daily net assets allocated

	Martin Currie SMASh Series EM Fund	22,550,936	0

Manager /Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]

	QS Global Market Neutral Fund	63,431,705	0.02% of the portion of the average daily net assets allocated

	QS International Equity Fund	217,102,496	0.02% of the portion of the average daily net assets allocated

	QS Strategic Real Return Fund (Portfolio Management)	97,684,808	0.25% of the portion of the average daily net assets allocated

	QS Strategic Real Return Fund (Cash Management)	97,684,808	0.02% of the portion of the average daily net assets allocated

	QS U.S. Small Capitalization Equity Fund	186,175,787	0.02% of the portion of the average daily net assets allocated

	ClearBridge Aggressive Growth Fund	7,166,460,934	0.02% of the portion of the average daily net assets allocated

	ClearBridge All Cap Value Fund	1,560,926,665	0.02% of the portion of the average daily net assets allocated

	ClearBridge Appreciation Fund	6,486,192,240	0.02% of the portion of the average daily net assets allocated

	ClearBridge Dividend Strategy Fund	6,808,523,214	0.02% of the portion of the average daily net assets allocated

	ClearBridge International Small Cap Fund	69,072,971	0.02% of the portion of the average daily net assets allocated

	ClearBridge International Value Fund	299,161,340	0.02% of the portion of the average daily net assets allocated

	ClearBridge Large Cap Growth Fund	15,535,905,821	0.02% of the portion of the average daily net assets allocated

	ClearBridge Large Cap Value Fund	1,685,111,718	0.02% of the portion of the average daily net assets allocated

	ClearBridge Mid Cap Fund	1,872,859,632	0.02% of the portion of the average daily net assets allocated

	ClearBridge Mid Cap Growth Fund	88,534,521	0.02% of the portion of the average daily net assets allocated

	ClearBridge Select Fund	670,208,209	0.02% of the portion of the average daily net assets allocated

	ClearBridge Small Cap Growth Fund	3,860,378,027	0.02% of the portion of the average daily net assets allocated

	ClearBridge Small Cap Value Fund	123,376,227	0.02% of the portion of the average daily net assets allocated
	ClearBridge Sustainability Leaders Fund	11,218,773	0.02% of the portion of the average daily net assets allocated

	ClearBridge Tactical Dividend Income Fund	355,775,137	0.02% of the portion of the average daily net assets allocated

	QS Conservative Growth Fund	284,689,375	0.02% of the portion of the average daily net assets allocated
	QS Defensive Growth Fund	121,334,956	0.02% of the portion of the average daily net assets allocated

	QS Global Dividend Fund	360,408,199	0.02% of the portion of the average daily net assets allocated

Manager /Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]

	QS Global Equity Fund	160,519,531	0.02% of the portion of the average daily net assets allocated

	QS Growth Fund	716,192,645	0.02% of the portion of the average daily net assets allocated

	QS Moderate Growth Fund	456,657,86	0.02% of the portion of the average daily net assets allocated

	QS S&P 500 Index Fund	273,416,039	0.02% of the portion of the average daily net assets allocated

	QS U.S. Large Cap Equity Fund	862,578,010	0.02% of the portion of the average daily net assets allocated

	Legg Mason Adaptive Growth Fund	0	0.02% of the portion of the average daily net assets allocated

	Legg Mason Defensive Fund	0	0.02% of the portion of the average daily net assets allocated

	Legg Mason High Growth Fund	0	0.02% of the portion of the average daily net assets allocated

	Legg Mason Income Fund	0	0.02% of the portion of the average daily net assets allocated

	Legg Mason Low Volatility Fund	0	0.02% of the portion of the average daily net assets allocated

	Western Asset Adjustable Rate Income Fund	230,797,641	70% of the management fee paid to LMPFA

	Western Asset California Municipals Fund	419,783,003	70% of the management fee paid to LMPFA

	Western Asset Corporate Bond Fund	792,759,000	70% of the management fee paid to LMPFA

	Western Asset Emerging Markets Debt Fund	41,052,542	70% of the management fee paid to LMPFA

	Western Asset Global High Yield Bond Fund	258,428,054	70% of the management fee paid to LMPFA

	Western Asset Income Fund	450,047,116	70% of the management fee paid to LMPFA

	Western Asset Intermediate Maturity California Municipals Fund	270,913,274	70% of the management fee paid to LMPFA

	Western Asset Intermediate Maturity New York Municipals Fund	183,678,192	70% of the management fee paid to LMPFA

	Western Asset Intermediate-Term Municipals Fund	2,369,713,549	70% of the management fee paid to LMPFA
	Western Asset Managed Municipals Fund	4,556,179,342	70% of the management fee paid to LMPFA

	Western Asset Massachusetts Municipals Fund	91,493,105	70% of the management fee paid to LMPFA

	Western Asset Mortgage Total Return Fund	982,363,667	70% of the management fee paid to LMPFA

	Western Asset Municipal High Income Fund	529,651,978	70% of the management fee paid to LMPFA

	Western Asset New Jersey Municipals Fund	200,342,372	70% of the management fee paid to LMPFA

	Western Asset New York Municipals Fund	564,727,870	70% of the management fee paid to LMPFA

Manager /Subadviser	Fund	Net Assets ($)		Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]

	Western Asset Oregon Municipals Fund	68,119,525		70% of the management fee paid to LMPFA

	Western Asset Pennsylvania Municipals Fund	179,709,203		70% of the management fee paid to LMPFA

	Western Asset Short Duration High Income Fund	407,941,178		70% of the management fee paid to LMPFA

	Western Asset Short Duration Municipal Income Fund	1,005,081,664		70% of the management fee paid to LMPFA

	Western Asset Short-Term Bond Fund	768,463,195		70% of the management fee paid to LMPFA

	Western Asset Core Bond Fund	13,515,870,286		0.45% of the first $500 million of average daily net assets, 0.425% of the next $500 million of average daily net assets and 0.40% of average daily net assets over $1 billion.

	Western Asset Core Plus Bond Fund	30,974,222,122		*[3]

	Western Asset High Yield Fund	241,938,408		0.55% of average daily net assets

	Western Asset Inflation Indexed Plus Bond Fund	462,379,278		**[4]

	Western Asset Intermediate Bond Fund	984,942,913		0.40% of average daily net assets

	Western Asset Macro Opportunities Fund	1,635,494,028		*[3]

	Western Asset Total Return Unconstrained Fund	1,416,710,543		*[3]

	Western Asset Institutional Government Reserves	9,330,473,618		70% of the management fee paid to LMPFA

	Western Asset Institutional Liquid Reserves	2,948,173,250		70% of the management fee paid to LMPFA

	Western Asset Institutional U.S. Treasury Obligations Money Market Fund	705,315,951		70% of the management fee paid to LMPFA

	Western Asset Institutional U.S. Treasury Reserves	6,613,907,152		70% of the management fee paid to LMPFA

	Western Asset Premier Institutional Government Reserves	15,830,000,000	[2]	70% of the management fee paid to LMPFA

3 The agreement provides that the fee payable to the Subadviser is equal to the product of the Baseline Amount for the relevant calendar month and the Subadviser Fraction for such calendar month. The Baseline Amount for a given calendar month shall be the total amount paid to the Manager by the Western Asset Funds, Inc. Funds in respect of such calendar month. The Subadviser Fraction for a given calendar month shall be a fraction, the numerator of which is the net assets of the Fund managed by the Subadviser, and the denominator of which is the net assets of the Fund.

4 The agreement provides that the fee payable to the Subadviser is equal to the product of (i) the Baseline Amount for the current calendar month and (ii) the average of the Subadviser Fraction for the current calendar month and the Subadviser Fraction for the preceding calendar month. The Baseline Amount for a given calendar month shall be the total amount paid to the Manager by the Western Asset Funds, Inc. Funds in respect of such calendar month. The Subadviser Fraction for a given calendar month shall be a fraction, the numerator of which is the net assets of the Fund managed by the Subadviser, and the denominator of which is the net assets of the Fund.

Manager /Subadviser	Fund	Net Assets ($)		Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Premier Institutional Liquid Reserves	21,820,000,000	[2]	70% of the management fee paid to LMPFA

	Western Asset Premier Institutional U.S. Treasury Reserves	12,690,000,000	[2]	70% of the management fee paid to LMPFA

	Western Asset Select Tax Free Reserves	281,044,802		70% of the management fee paid to LMPFA
	Western Asset SMASh Series C Fund	1,112,419,913		0

	Western Asset SMASh Series EC Fund	2,132,821,009		0

	Western Asset SMASh Series M Fund	2,842,111,579		0

	Western Asset SMASh Series TF Fund	43,684,568		0

	Western Asset Government Reserves	1,131,214,353		70% of the management fee paid to LMPFA

	Western Asset New York Tax Free Money Market Fund	107,806,366		70% of the management fee paid to LMPFA

	Western Asset Prime Obligations Money Market Fund	171,232,620		70% of the management fee paid to LMPFA

	Western Asset Tax Free Reserves	58,630,634		70% of the management fee paid to LMPFA

	Western Asset U.S. Treasury Reserves	292,186,479		70% of the management fee paid to LMPFA

	Western Asset Premium Liquid Reserves	15,389,248		70% of the management fee paid to LMPFA

	Western Asset Premium U.S. Treasury Reserves	310,989,531		70% of the management fee paid to LMPFA

	Government Portfolio	12,504,754,039		70% of the management fee paid to LMPFA

	Liquid Reserves Portfolio	20,751,689,279		70% of the management fee paid to LMPFA

	Tax Free Reserves Portfolio	339,770,336		70% of the management fee paid to LMPFA

	U.S. Treasury Obligations Portfolio	733,766,289		0

	U.S. Treasury Reserves Portfolio	13,488,277,850		70% of the management fee paid to LMPFA

	ClearBridge All Cap Growth ETF	128,221,000		0.02% of the portion of the average daily net assets allocated

	ClearBridge Dividend Strategy ESG ETF	6,439,001		0.02% of the portion of the average daily net assets allocated

	ClearBridge Large Cap Growth ESG ETF	192,196,356		0.02% of the portion of the average daily net assets allocated

	Legg Mason Emerging Markets Low Volatility High Dividend ETF	6,164,040		0.02% of the portion of the average daily net assets allocated

	Legg Mason Global Infrastructure ETF	21,826,070		0.02% of the portion of the average daily net assets allocated

	Legg Mason International Low Volatility High Dividend ETF	53,750,511		0.02% of the portion of the average daily net assets allocated

Manager /Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Legg Mason Low Volatility High Dividend ETF	824,022,237	0.02% of the portion of the average daily net assets allocated

	Legg Mason Small-Cap Quality Value ETF	10,483,469	0.02% of the portion of the average daily net assets allocated

	Western Asset Short Duration Income ETF	25,801,165	70% of the management fee paid to LMPFA

	Western Asset Total Return ETF	107,525,121	70% of the management fee paid to LMPFA

	ClearBridge Variable Aggressive Growth Portfolio	843,835,683	0.02% of the portion of the average daily net assets allocated

	ClearBridge Variable Appreciation Portfolio	813,695,312	0.02% of the portion of the average daily net assets allocated

	ClearBridge Variable Dividend Strategy Portfolio	481,138,775	0.02% of the portion of the average daily net assets allocated

	ClearBridge Variable Large Cap Growth Portfolio	333,232,004	0.02% of the portion of the average daily net assets allocated

	ClearBridge Variable Mid Cap Portfolio	234,584,958	0.02% of the portion of the average daily net assets allocated

	ClearBridge Variable Small Cap Growth Portfolio	372,176,091	0.02% of the portion of the average daily net assets allocated

	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	1,284,718,767	0.10% of the Fund’s average daily net assets, plus 0.02% of the portion of the average daily net assets allocated

	QS Variable Conservative Growth	90,768,499	0.02% of the portion of the average daily net assets allocated

	QS Variable Growth	97,958,661	0.02% of the portion of the average daily net assets allocated

	QS Variable Moderate Growth	33,181,672	0.02% of the portion of the average daily net assets allocated

	Legg Mason/QS Aggressive Model Portfolio	0	0.02% of the portion of the average daily net assets allocated

	Legg Mason/QS Conservative Model Portfolio	0	0.02% of the portion of the average daily net assets allocated

	Legg Mason/QS Moderately Aggressive Model Portfolio	0	0.02% of the portion of the average daily net assets allocated

	Legg Mason/QS Moderately Conservative Model Portfolio	0	0.02% of the portion of the average daily net assets allocated

	Legg Mason/QS Moderate Model Portfolio	0	0.02% of the portion of the average daily net assets allocated

	Western Asset Core Plus VIT Portfolio	193,396,076	70% of the management fee paid to LMPFA

	Western Asset Variable Global High Yield Bond Portfolio	151,359,095	70% of the management fee paid to LMPFA

	ClearBridge Focus Value ETF	0	0.02% of the portion of the average daily net assets allocated

	Western Asset Inflation-Linked Income Fund	385,194,648	0.35% of the Fund’s average weekly assets[5]

5 “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

Manager /Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Inflation-Linked Opportunities & Income Fund	779,520,367	0.35% of the Fund’s average weekly assets[4]

	Western Asset Investment Grade Income Fund Inc.	147,119,435	0.70% up to $60 million and 0.40% in excess of $60 million

	Western Asset Premier Bond Fund	174,564,634	0.55% of the average weekly value of the Fund’s total managed assets[6]

	Morgan Stanley Pathway Funds – Core Fixed Income Fund	1,203,532,559.00	0.30%

	Morgan Stanley Pathway Funds – High Yield Fund	48,911,035.00	0.20%

	MassMutual Select Strategic Bond Fund	705,540,226.00	0.30% on assets up to $100 million; 0.15% on assets over $100 million

	John Hancock Floating Rate Income Fund	927,076,844.00	0.25% on assets up to $500 million; 0.20% on assets over $100 million

	John Hancock High Yield Fund	1,024,126,685.00	0.25% on assets up to $500 million; 0.20% on assets over $100 million

	Western Asset Management Gov’t Income Portfolio	930,347,820.00	0.30% on assets up to $100 million; 0.20% on assets between $100 million and $500 million; 0.175% on assets between $500 million and $1 billion; 0.15% on assets between $1 billion and $2 billion; 0.125% on assets over $2 billion

	Western Asset Management Strategic Bond Opportunities Portfolio	3,084,113,479.00	0.50%

	Western Asset Management US Gov’t Portfolio	1,931,527,409.00	0.22% on assets up to $100 million; 0.125% on assets between $100 million and $500 million; 0.10% on assets between $500 million and $1 bllion; 0.09% on assets between $1 billion and $2 billion; 0.07% on assets over $2 billion

	PL Managed Bond Fund	497,358,662.00	0.225% on assets up to $300 million; 0.15% on assets between $300 million and $2 billion; 0.10% on assets over $2 billion

	PL Inflation Managed Portfolio	40,949,390.00	0.225% on assets up to $300 million; 0.15% on assets between $300 million and $2 billion; 0.10% on assets over $2 billion

	AST Academic Strategies Asset Allocation Portfolio (EMD sleeve)	4,662,021,434.00	0.225% on assets up to $300 million; 0.15% on assets between $300 million and $2 billion; 0.10% on assets over $2 billion
	AST Academic Strategies Asset Allocation Portfolio (Macro Opps sleeve)	4,662,021,434.00	0.40% on assets up to $100 million; 0.20% on assets over $100 million

6 “Total managed assets” means the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage).

Manager /Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	AST Western Asset Core Plus Bond Portfolio	3,747,220,689.00	0.60% on assets up to $100 million; 0.40% on assets over $100 million

	AST Western Asset Corporate Bond Portfolio	5,335,026.00	0.40% on assets up to $100 million; 0.20% on assets over $100 million

	AST Western Asset Emerging Markets Debt Portfolio	71,596,183.00	0.15% on assets up to $500 million; 0.125% on assets between $500 million and $1.5 billion; 0.10% on assets over $1.5 billion

	JNL Multi-Manager Alternative Fund	1,220,465,000.00	0.90% on assets up to $100 million; 0.85% on assets between $100 million and $150 million; 0.80% on assets between $150 million and $200 million; 0.75% on assets over $200 million

	Nationwide Multi-Cap Portfolio	2,495,082,346.00	0.20% on assets up to $100 million; 0.15% on assets between $100 million and $300 million; 0.10% on assets over $300 million

	GuideStone Funds – Global Bond Fund	610,089,725.00	0.50% on assets up to $25 million; 0.15% on assets over $125 million

	GuideStone Funds – Medium-Duration Bond Fund	1,784,198,094.00	0.20%

	LVIP Western Core Bond Fund	2,021,705,341.00	0.30% on assets up to $100 million; 0.1% on assets over $100 million

Western Asset London

	QS Strategic Real Return Fund	97,684,808	0.25% of the portion of the average daily net assets allocated

	Western Asset Emerging Markets Debt Fund	41,052,542	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Global High Yield Bond Fund	258,428,054	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Income Fund	450,047,116	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Short Duration High Income Fund	407,941,178	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Short-Term Bond Fund	768,463,195	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Core Bond Fund	13,515,870,286	*[3]

	Western Asset Core Plus Bond Fund	30,974,222,122	*[3]

	Western Asset High Yield Fund	241,938,408	*[3]

	Western Asset Inflation Indexed Plus Bond Fund	462,379,278	*[3]

Manager /Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Intermediate Bond Fund	984,942,913	*[3]

	Western Asset Macro Opportunities Fund	1,635,494,028	*[3]

	Western Asset Total Return Unconstrained Fund	1,416,710,543	*[3]

	Western Asset SMASh Series C Fund	1,112,419,913	0

	Western Asset SMASh Series EC Fund	2,132,821,009	0

	Western Asset SMASh Series M Fund	2,842,111,579	0

	Western Asset Short Duration Income ETF	25,801,165	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Total Return ETF	107,525,121	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Core Plus VIT Portfolio	193,396,076	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Variable Global High Yield Bond Portfolio	151,359,095	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Inflation-Linked Income Fund	385,194,648	0.35% of the portion of the average weekly assets allocated

	Western Asset Inflation-Linked Opportunities & Income Fund	779,520,367	0.35% of the portion of the average weekly assets allocated

	Western Asset Investment Grade Income Fund Inc.	147,119,435	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Premier Bond Fund	174,564,634	0.425% of the portion of the average weekly total managed assets allocated

Western Asset Japan

	QS Strategic Real Return Fund	97,684,808	0.25% of the portion of the average daily net assets allocated

	Western Asset Income Fund	450,047,116	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Core Plus Bond Fund	30,974,222,122	**[4]

	Western Asset Inflation Indexed Plus Bond Fund	462,379,278	**[4]

	Western Asset Macro Opportunities Fund	1,635,494,028	**[4]

	Western Asset Total Return Unconstrained Fund	1,416,710,543	**[4]

	Western Asset SMASh Series EC Fund	2,132,821,009	0

	Western Asset Short Duration Income ETF	25,801,165	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

Manager /Subadviser	Fund	Net Assets ($)	Management Fee/Subadvisory Fee (as a percentage of average daily net assets unless noted otherwise)[1]
	Western Asset Total Return ETF	107,525,121	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Core Plus VIT Portfolio	193,396,076	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Inflation-Linked Income Fund	385,194,648	0.35% of the portion of the average weekly assets allocated

	Western Asset Inflation-Linked Opportunities & Income Fund	779,520,367	0.35% of the portion of the average weekly assets allocated

	Western Asset Premier Bond Fund	174,564,634	0.425% of the portion of the average weekly total managed assets allocated

Western Asset Singapore

	Western Asset Emerging Markets Debt Fund	41,052,542	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Global High Yield Bond Fund	258,428,054	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Income Fund	450,047,116	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Core Plus Bond Fund	30,974,222,122	**[4]

	Western Asset Inflation Indexed Plus Bond Fund	462,379,278	**[4]

	Western Asset Macro Opportunities Fund	1,635,494,028	**[4]

	Western Asset Total Return Unconstrained Fund	1,416,710,543	**[4]

	Western Asset SMASh Series EC Fund	2,132,821,009	0

	Western Asset Short Duration Income ETF	25,801,165	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Total Return ETF	107,525,121	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Core Plus VIT Portfolio	193,396,076	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Variable Global High Yield Bond Portfolio	151,359,095	100% of the fee that Western Asset receives from LMPFA with respect to the Allocated Assets

	Western Asset Inflation-Linked Income Fund	385,194,648	0.35% of the portion of the average weekly assets allocated

	Western Asset Inflation-Linked Opportunities & Income Fund	779,520,367	0.35% of the portion of the average weekly assets allocated

	Western Asset Premier Bond Fund	174,564,634	0.425% of the portion of the average weekly total managed assets allocated

Appendix I

5% Share Ownership

At March 9, 2020, to the knowledge of management, the registered stockholders owned of record or owned beneficially more than 5% of each Fund’s capital stock outstanding is noted in the tables below. This information is based solely upon the information obtained from Schedule 13Gs and/or Schedule 13Ds filed with the U.S. Securities and Exchange Commission.

BrandywineGLOBAL – Global Income Opportunities Fund Inc. (BWG)

As of the close of business on March 9, 2020, Cede & Co., a nominee for participants in the Depository Trust Company, held of record [    ] shares, equal to approximately [    ]% of the Fund’s outstanding shares, including the shares shown below.

Class of Shares Owned	Percentage of Shares Owned	Name	Address
Common Stock	8.4%	Saba Capital Management, L.P.	405 Lexington Avenue, 58th Floor, New York, NY 10174
Common Stock	15.27%	RiverNorth Capital Management, LLC	325 N. LaSalle Street, Suite 645, Chicago, IL 60654
Preferred Shares – Series D	20.8%	Minnesota Life Insurance Company	Attn: Securian Asset Management Inc., 400 Robert Street North, St. Paul, MN 55101
Common Stock	7.69%	Wells Fargo & Company	420 Montgomery Street, San Francisco, CA 94163
Preferred Shares – All Series	14.0%	Thrivent Financial for Lutherans	625 Fourth Avenue South, Minneapolis, MN 55415

Clarion Partners Real Estate Income Fund Inc. (CPREIF)

Class of Shares Owned	Percentage of Shares Owned	Name	Address
Common Stock	89.20%	Legg Mason, Inc.	100 International Drive, Baltimore, MD 21202

ClearBridge Energy Midstream Opportunity Fund Inc. (EMO)

As of the close of business on March 9, 2020, Cede & Co., a nominee for participants in the Depository Trust Company, held of record [    ] shares, equal to approximately [    ]% of the Fund’s outstanding shares of Common Stock.

Class of Shares Owned	Percentage of Shares Owned	Name	Address
Common Stock	5.4%	Morgan Stanley and Morgan Stanley Smith Barney LLC	1585 Broadway, New York, NY 10036

I-1-1

ClearBridge MLP and Midstream Fund Inc. (CEM)

As of the close of business on March 9, 2020, Cede & Co., a nominee for participants in the Depository Trust Company, held of record [    ] shares, equal to approximately [    ]% of the Fund’s outstanding shares of Common Stock, including the shares shown below.

Class of Shares Owned	Percentage of Shares Owned	Name	Address
Preferred Shares – Series A	7.5%	SunLife Financial Inc.	1 York Street, Toronto, Ontario, Canada M5J 0B6
Common Stock	7.8%	Morgan Stanley and Morgan Stanley Smith Barney LLC	1585 Broadway, New York, NY 10036

ClearBridge MLP and Midstream Total Return Fund Inc. (CTR)

As of the close of business on March 9, 2020, 2020, Cede & Co., a nominee for participants in the Depository Trust Company, held of record [    ] shares, equal to approximately [    ]% of the Fund’s outstanding shares of Common Stock, including the shares shown below.

Class of Shares Owned	Percentage of Shares Owned	Name	Address
Common Stock	6.72%	First Trust Advisors L.P. and affiliates	120 East Liberty Drive, Suite 400, Wheaton, IL 60187

LMP Capital and Income Fund Inc. (SCD)

As of the close of business on March 9, 2020, Cede & Co., a nominee for participants in the Depository Trust Company, held of record [    ] shares, equal to approximately [    ]% of the Fund’s outstanding shares of Common Stock, including the shares shown below.

Class of Shares Owned	Percentage of Shares Owned	Name	Address
Common Stock	9.31%	First Trust Advisors L.P. and affiliates	120 East Liberty Drive, Suite 400, Wheaton, IL 60187
Common Stock	5.32%	Raymond James & Associates Inc.	880 Carillon Parkway, St. Petersburg, FL 33716

Western Asset Corporate Loan Fund Inc. (TLI)

As of the close of business on March 9, 2020, Cede & Co., a nominee for participants in the Depository Trust Company, held of record [    ] shares, equal to approximately [    ]% of the Fund’s outstanding shares of Common Stock, including the shares shown below.

Class of Shares Owned	Percentage of Shares Owned	Name	Address
Common Stock	9.18%	Bulldog Investors, LLC and its affiliates	Park 80 West-Plaza Two, 250 Pehle Ave., Suite 708, Saddle Brook, NJ 07663
Common Stock	5.9%	Saba Capital Management, L.P.	405 Lexington Avenue, 58th Floor, New York, NY 10174
Common Stock	21.17%	First Trust Advisors L.P. and affiliates	120 East Liberty Drive, Suite 400, Wheaton, IL 60187
Common Stock	5.49%	Sit Investment Associates, Inc.	3300 IDS Center 80 South Eighth Street, Minneapolis, MN 55402

I-1-2

Western Asset Emerging Markets Debt Fund Inc. (EMD)

As of the close of business on March 9, 2020, Cede & Co., a nominee for participants in the Depository Trust Company, held of record [    ] shares, equal to approximately [    ]% of the Fund’s outstanding shares, including the shares shown below.

Class of Shares Owned	Percentage of Shares Owned	Name	Address
Common Stock	6.0%	Morgan Stanley and Morgan Stanley Smith Barney LLC	1585 Broadway, New York, NY 10036
Common Stock	5.0%	First Trust Advisors L.P. and affiliates	120 East Liberty Drive, Suite 400, Wheaton, IL 60187

Western Asset Global Corporate Defined Opportunity Fund Inc. (GDO)

At March 9, 2020, to the knowledge of management, there are no registered stockholders who owned of record or owned beneficially more than 5% of the Fund’s capital stock outstanding.

Western Asset Global High Income Fund Inc. (EHI)

As of the close of business on March 9, 2020, Cede & Co., a nominee for participants in the Depository Trust Company, held of record [    ] shares, equal to approximately [    ]% of the Fund’s outstanding shares, including the shares shown below.

Class of Shares Owned	Percentage of Shares Owned	Name	Address
Common Stock	21.2%	Saba Capital Management, L.P.	405 Lexington Avenue, 58th Floor, New York, NY 10174
Common Stock	7.35%	RiverNorth Capital Management, LLC	325 N. LaSalle Street, Suite 645, Chicago, IL 60654
Common Stock	5.71%	First Trust Advisors L.P. and affiliates	120 East Liberty Drive, Suite 400, Wheaton, IL 60187

Western Asset High Income Fund II Inc. (HIX)

As of the close of business on March 9, 2020, Cede & Co., a nominee for participants in the Depository Trust Company, held of record [    ] shares, equal to approximately [    ]% of the Fund’s outstanding shares, including the shares shown below.

Class of Shares Owned	Percentage of Shares Owned	Name	Address
Common Stock	7.8%	Saba Capital Management, L.P.	405 Lexington Avenue, 58th Floor, New York, NY 10174
Common Stock	5.50%	First Trust Advisors L.P. and affiliates	120 East Liberty Drive, Suite 400, Wheaton, IL 60187

I-1-3

Western Asset High Income Opportunity Fund Inc. (HIO)

As of the close of business on March 9, 2020, Cede & Co., a nominee for participants in the Depository Trust Company, held of record [    ] shares, equal to approximately [    ]% of the Fund’s outstanding shares, including the shares shown below.

Class of Shares Owned	Percentage of Shares Owned	Name	Address
Common Stock	12.0%	Saba Capital Management, L.P.	405 Lexington Avenue, 58th Floor, New York, NY 10174
Common Stock	7.56%	RiverNorth Capital Management, LLC	325 N. LaSalle Street, Suite 645, Chicago, IL 60654
Common Stock	6.88%	First Trust Advisors L.P. and affiliates	120 East Liberty Drive, Suite 400, Wheaton, IL 60187

Western Asset High Yield Defined Opportunity Fund Inc. (HYI)

As of the close of business on March 9, 2020, Cede & Co., a nominee for participants in the Depository Trust Company, held of record [    ] shares, equal to approximately [    ]% of the Fund’s outstanding shares, including the shares shown below.

Class of Shares Owned	Percentage of Shares Owned	Name	Address
Common Stock	11.24%	First Trust Advisors L.P. and affiliates	120 East Liberty Drive, Suite 400, Wheaton, IL 60187

Western Asset Intermediate Muni Fund Inc. (SBI)

As of the close of business on March 9, 2020, Cede & Co., a nominee for participants in the Depository Trust Company, held of record [    ] shares, equal to approximately [    ]% of the Fund’s outstanding shares.

Class of Shares Owned	Percentage of Shares Owned	Name	Address
Common Stock	5.98%	1607 Capital Partners, LLC	13 S. 13th Street, Suite 400, Richmond, VA 23219

Western Asset Investment Grade Defined Opportunity Trust Inc. (IGI)

As of the close of business on March 9, 2020, Cede & Co., a nominee for participants in the Depository Trust Company, held of record [    ] shares, equal to approximately [    ]% of the Fund’s outstanding shares.

Class of Shares Owned	Percentage of Shares Owned	Name	Address
Common Stock	22.12%	First Trust Advisors L.P. and affiliates	120 East Liberty Drive, Suite 400, Wheaton, IL 60187
Common Stock	6.17%	UBS Group AG	Bahnhofstrasse 45, PO Box CH-8021, Zurich, Switzerland

I-1-4

Western Asset Managed Municipals Fund Inc. (MMU)

As of the close of business on March 9, 2020, Cede & Co., a nominee for participants in the Depository Trust Company, held of record [    ] shares, equal to approximately [    ]% of the Fund’s outstanding shares.

Class of Shares Owned	Percentage of Shares Owned	Name	Address
Common Stock	5.0%	Morgan Stanley and Morgan Stanley Smith Barney LLC	1585 Broadway, New York, NY 10036

Western Asset Middle Market Debt Fund Inc. (XWAMX)

At March 9, 2020, to the knowledge of management, there are no registered stockholders who owned of record or owned beneficially more than 5% of the Fund’s capital stock outstanding.

Western Asset Middle Market Income Fund Inc. (XWMFX)

At March 9, 2020, to the knowledge of management, there are no registered stockholders who owned of record or owned beneficially more than 5% of the Fund’s capital stock outstanding.

Western Asset Mortgage Opportunity Fund Inc. (DMO)

At March 9, 2020, to the knowledge of management, there are no registered stockholders who owned of record or owned beneficially more than 5% of the Fund’s capital stock outstanding. As of the close of business on March 9, 2020, Cede & Co., a nominee for participants in the Depository Trust Company, held of record [    ] shares, equal to approximately [    ]% of the Fund’s outstanding shares

Western Asset Municipal Defined Opportunity Trust Inc. (MTT)

At March 9, 2020, to the knowledge of management, there are no registered stockholders who owned of record or owned beneficially more than 5% of the Fund’s capital stock outstanding. As of the close of business on March 9, 2020, Cede & Co., a nominee for participants in the Depository Trust Company, held of record [    ] shares, equal to approximately [    ]% of the Fund’s outstanding shares

Western Asset Municipal High Income Fund Inc. (MHF)

As of the close of business on [    ], 2020, Cede & Co., a nominee for participants in the Depository Trust Company, held of record [    ] shares, equal to approximately [    ]% of the Fund’s outstanding shares, including the shares shown below.

Class of Shares Owned	Percentage of Shares Owned	Name of 5% Shareholder	Address of 5% Shareholder
Common Stock	5.01%	First Trust Advisors L.P. and affiliates	120 East Liberty Drive, Suite 400, Wheaton, IL 60187

Western Asset Municipal Partners Fund Inc. (MNP)

As of the close of business on March 9, 2020, Cede & Co., a nominee for participants in the Depository Trust Company, held of record [    ] shares, equal to approximately [    ]% of the Fund’s outstanding shares.

Class of Shares Owned	Percentage of Shares Owned	Name	Address
Common Stock	11.42%	First Trust Advisors L.P. and affiliates	120 East Liberty Drive, Suite 400, Wheaton, IL 60187

I-1-5

Western Asset Variable Rate Strategic Fund Inc. (GFY)

As of the close of business on March 9, 2020, Cede & Co., a nominee for participants in the Depository Trust Company, held of record [    ] shares, equal to approximately [    ]% of the Fund’s outstanding shares, including the shares shown below.

Class of Shares Owned	Percentage of Shares Owned	Name	Address
Common Stock	31.30%	Relative Value Partners Group, LLC	1033 Skokie Blvd., Suite 470, Northbrook, IL 60062
Common Stock	27.01%	Sit Investment Associates, Inc.	3300 IDS Center 80 South Eighth Street, Minneapolis, MN 55402

I-1-6

Appendix J-1

Comparison of Current Management Agreement and New Management Agreement1

Investment Management Services	Investment Management Services

The Trust hereby appoints the Manager to act as investment adviser and administrator of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Manager shall determine from time to time what securities and other investments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Manager. The Manager is authorized as the agent of the Trust to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

Same

1 There may be minor, non-substantive variations among the agreements for certain Funds.

J-1-1

Brokerage Transactions	Brokerage Transactions

The Manager will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions provided herein.	Same

Additional Services	Additional Services

The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.	Same

J-1-2

Administrative and Management Services	Administrative and Management Services

Subject to the direction and control of the Board, the Manager shall perform such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. Notwithstanding the foregoing, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of the Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Fund to perform such functions.	Same

Information to Be Provided by the Fund	Information to Be Provided by the Fund

The Fund shall at all times keep the Manager fully informed with regard to the securities owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.	Same

Information to Be Provided by the Manager	Information to Be Provided by the Manager

The Manager, at its expense, shall supply the Board and officers of the Trust with all information and reports reasonably required by them and reasonably available to the Manager.	Same

J-1-3

Transactions with Affiliates	Transactions with Affiliates

The Fund hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Manager agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Manager or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Manager and its directors and officers.	Same

Delegation of Duties	Delegation of Duties

Subject to the Board’s approval, the Manager or the Fund may enter into contracts with one or more investment subadvisers or subadministrators, including without limitation, affiliates of the Manager, in which the Manager delegates to such investment subadvisers or subadministrators any or all its duties specified hereunder, on such terms as the Manager will determine to be necessary, desirable or appropriate, provided that in each case the Manager shall supervise the activities of each such subadviser or subadministrator and further provided that such contracts impose on any investment subadviser or subadministrator bound thereby all the conditions to which the Manager is subject hereunder and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.	Same

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Expenses	Expenses

The Manager, at its expense, shall furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund.

The Manager shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Manager shall not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

Same

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Recordkeeping Obligations	Recordkeeping Obligations

The Manager shall oversee the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.	Same

Board Members and Officers	Board Members and Officers

The Manager shall authorize and permit any of its directors, officers and employees, who may be elected as Board members or officers of the Fund, to serve in the capacities in which they are elected.

No member of the Board, officer or employee of the Trust or Fund shall receive from the Trust or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

Same

Fees	Fees

As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants retained by the Manager, the Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name, provided however, that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser or investment manager, the annual fee computed as set forth on such Schedule A shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment

Same

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company. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Manager for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board.

Limitation of Liability of Manager	Limitation of Liability of Manager

The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Manager against any liability to the Fund to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this provision, the term “Manager” shall include any affiliates of the Manager performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.	Same

Other Activities	Other Activities

Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Board member, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services

Same

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of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

Allocation of Investment Opportunities	Allocation of Investment Opportunities

If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Manager’s policies and procedures as presented to the Board from time to time.	Same

Certain Defined Terms	Certain Defined Terms

For the purposes of this Agreement, the Fund’s “[net] [managed][2] assets” shall be [determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information] [its total assets minus its liabilities][3] [have the meaning given to it on Schedule A][4] and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.	Same

Term of Agreement	Term of Agreement

This Agreement will become effective with respect to the Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved [by the Trust’s Board and by the shareholders of the Fund][5] in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect until [date]. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the outstanding voting securities

Same

2 Bracketed text is used in lieu of the preceding bracketed text for ClearBridge MLP and Midstream Fund Inc., ClearBridge Energy Midstream Opportunity Fund Inc., ClearBridge MLP and Midstream Total Return Fund Inc., BrandywineGLOBAL — Global Income Opportunities Fund Inc., Western Asset Global Corporate Defined Opportunity Fund Inc., Western Asset Mortgage Opportunity Fund Inc. and Western Asset Municipal Defined Opportunity Trust Inc.

3 Bracketed text is used in lieu of the preceding bracketed text for Western Asset High Yield Defined Opportunity Fund Inc. and Western Asset Middle Market Debt Fund Inc.

4 Bracketed text is used in lieu of the preceding bracketed text for Western Asset Middle Market Income Fund Inc.

5 Bracketed text is used in the New Management Agreement for Western Asset Mortgage Opportunity Fund Inc.

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of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval] [in the manner required by the 1940 Act][6].

Termination	Termination

This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 90 days’ written notice to the Fund, and will be terminated upon the mutual written consent of the Manager and the Trust. This Agreement shall terminate automatically in the event of its assignment [by the Manager and shall not be assignable by the Trust without the consent of the Manager].[7].	Same

Limitation of Recourse	Limitation of Recourse

The Manager agrees that for services rendered to the Fund, or for any claim by it in connection with services rendered to the Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Trust’s Declaration of Trust and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.	Same

Amendments; Entire Agreement; Severability	Amendments; Entire Agreement; Severability

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved[, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities]

Same

6 Bracketed text is used in lieu of the bracketed text that precedes it in the New Management Agreement for Clarion Partners Real Estate Income Fund Inc.

7 Bracketed text not included for ClearBridge MLP and Midstream Fund Inc., ClearBridge Energy Midstream Opportunity Fund Inc., ClearBridge MLP and Midstream Total Return Fund Inc., BrandywineGLOBAL — Global Income Opportunities Fund Inc., Western Asset Global Corporate Defined Opportunity Fund Inc., Western Asset High Yield Defined Opportunity Fund Inc., Western Asset Investment Grade Defined Opportunity Trust Inc., Western Asset Middle Market Debt Fund Inc., Western Asset Middle Market Income Fund Inc. and Western Asset Mortgage Opportunity Fund Inc.

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[in the manner required by the 1940 Act][8].

This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. [No provision of this Agreement is intended to conflict with any applicable law.][9] Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors [and permitted assigns][10].

No Third-Party Beneficiaries	No Third-Party Beneficiaries

[This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors and permitted assigns.][11]	Same

Governing Law; Jurisdiction	Governing Law; Jurisdiction

This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York [without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York sitting in New York County (including its appellate division) (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the Supreme Court of the State of New York, application shall be submitted to the Commercial Division.][12].

Same

8 Bracketed text is used in lieu of the bracketed text that precedes it in the New Management Agreement for Clarion Partners Real Estate Income Fund Inc.

9 Bracketed text is used in the New Management Agreement for Clarion Partners Real Estate Income Fund Inc.

10 Bracketed text is used in the New Management Agreement for Clarion Partners Real Estate Income Fund Inc.

11 Bracketed text is used in the New Management Agreement for Clarion Partners Real Estate Income Fund Inc.

12 Bracketed text is used in the New Management Agreement for Clarion Partners Real Estate Income Fund Inc.

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[Subject to the proviso above, the Manager shall not be liable for any losses caused directly or indirectly by circumstances beyond the Manager’s reasonable control, including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, riots, terrorism, war, or such other event of similar nature, labor difficulties, non-performance by a third party not hired or otherwise selected by the Manager to provide services in connection with this Agreement, natural disaster, casualty, elements of nature, fires, earthquakes, floods, or other catastrophes, acts of God, mechanical breakdowns, or malfunctions, failure or disruption of utilities, communications, computer or information technology (including, without limitation, hardware or software), internet, firewalls, encryption systems, security devices, or power supply.][13]

13 Bracketed text is used in the New Management Agreement for Clarion Partners Real Estate Income Fund Inc.

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Appendix J-2

Form of New Management Agreement1

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MANAGEMENT AGREEMENT

This MANAGEMENT AGREEMENT (“Agreement”) is made this [    ] day of [                ], [    ], by and between [Name of Trust] (the “Trust”) and Legg Mason Partners Fund Advisor, LLC, a Delaware limited liability company (the “Manager”).]

WHEREAS, the Trust is a [type of entity] registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Manager is engaged primarily in rendering investment advisory, management and administrative services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

WHEREAS, the Trust wishes to retain the Manager to provide investment advisory, management, and administrative services to the Trust with respect to the series of the Trust designated in Schedule A annexed hereto (the “Fund”); and

WHEREAS, the Manager is willing to furnish such services on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. The Trust hereby appoints the Manager to act as investment adviser and administrator of the Fund for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Fund shall at all times keep the Manager fully informed with regard to the securities owned by it, its funds available, or to become available, for investment, and generally as to the condition of its affairs. It shall furnish the Manager with such other documents and information with regard to its affairs as the Manager may from time to time reasonably request.

3. (a) Subject to the supervision of the Trust’s Board of Trustees (the “Board”), the Manager shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. The Manager shall determine from time to time what securities and other investments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to the Manager. The Manager is authorized as the agent of the Trust to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies. The Manager will place orders pursuant to its investment

1 In addition to differences noted in this Appendix, there may be minor, non-substantive variations among the agreements for certain Funds.

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determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Manager’s authority regarding the execution of the Fund’s portfolio transactions provided herein. The Manager shall also provide advice and recommendations with respect to other aspects of the business and affairs of the Fund, shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Fund’s portfolio securities subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board.

(b) Subject to the direction and control of the Board, the Manager shall perform such administrative and management services as may from time to time be reasonably requested by the Fund as necessary for the operation of the Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the Fund’s existence, and (v) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state laws. Notwithstanding the foregoing, the Manager shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of the shares of the Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by the Fund to perform such functions.

(c) The Fund hereby authorizes any entity or person associated with the Manager which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Manager agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Manager or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Manager or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Manager and its directors and officers.

4. Subject to the Board’s approval, the Manager or the Fund may enter into contracts with one or more investment subadvisers or subadministrators, including without limitation, affiliates of the Manager, in which the Manager delegates to such investment subadvisers or subadministrators any or all its duties specified hereunder, on such terms as the Manager will determine to be necessary, desirable or appropriate, provided that in each case the Manager shall supervise the activities of each such subadviser or subadministrator and further provided that

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such contracts impose on any investment subadviser or subadministrator bound thereby all the conditions to which the Manager is subject hereunder and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act

5. (a) The Manager, at its expense, shall supply the Board and officers of the Trust with all information and reports reasonably required by them and reasonably available to the Manager and shall furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. The Manager shall oversee the maintenance of all books and records with respect to the Fund’s securities transactions and the keeping of the Fund’s books of account in accordance with all applicable federal and state laws and regulations. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Manager hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Manager further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act. The Manager shall authorize and permit any of its directors, officers and employees, who may be elected as Board members or officers of the Fund, to serve in the capacities in which they are elected.

(b) The Manager shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Manager shall not be responsible for the Fund’s expenses, including, without limitation, advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

6. No member of the Board, officer or employee of the Trust or Fund shall receive from the Trust or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Manager or any affiliated company of the Manager, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Manager’s or any affiliated company’s staff.

7. As compensation for the services performed and the facilities furnished and expenses assumed by the Manager, including the services of any consultants retained by the Manager, the Fund shall pay the Manager, as promptly as possible after the last day of each month, a fee, computed [daily] [weekly]2 [at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto] [by multiplying the annual rate set forth opposite the Fund’s name on Schedule A annexed hereto by the average daily value (as determined on the days and at the time set forth in the Prospectus for determining net asset value per share) of the Fund’s net assets plus (i) the proceeds of any outstanding borrowings used for leverage and (ii) any proceeds from the issuance of preferred stock, minus the sum of (x) accrued liabilities of the Fund, (y) any accrued and unpaid interest on outstanding borrowings and (z) accumulated dividends on shares of preferred stock, all during the proceeding month]3,

2 Throughout this paragraph, this bracketed text used in lieu of the preceding bracketed text for Western Asset High Income Fund II Inc.

3 Bracketed text used in lieu of the preceding bracketed text for LMP Capital and Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc. and Western Asset Variable Rate Strategic Fund Inc.

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provided however, that if the Fund invests all or substantially all of its assets in another registered investment company for which the Manager or an affiliate of the Manager serves as investment adviser or investment manager, the annual fee computed as set forth on such Schedule A shall be reduced by the aggregate management fees allocated to that Fund for the Fund’s then-current fiscal year from such other registered investment company. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Manager for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the [average daily [weekly] net] [managed]4 assets of the Fund [plus the proceeds of any outstanding borrowings]5 in that period from the beginning of such month to such date of termination, and shall be that proportion of such [average daily [weekly] net] [managed] assets [plus the proceeds of any outstanding borrowings]6 as the number of business days in such period bears to the number of business days in such month. The [average daily [weekly] net] [managed] assets of the Fund [plus the proceeds of any outstanding borrowings]7 shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board. [For the purpose of determining fees payable to the Manager, the value of the Fund’s net assets shall be computed at the times and in the manner specified in the Fund’s Registration Statement on Form N-2.]8 [“Managed Assets” means the total assets of the Fund (including assets financed through the creation of tender option bond trusts) minus the sum of accrued liabilities (other than Fund liabilities representing financial leverage).]9

8. The Manager assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Manager against any liability to the Fund to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 8, the term “Manager” shall include any affiliates of the Manager performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Manager and such affiliates.

9. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Manager who may also be a Board member, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Manager to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Manager is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Manager. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Manager’s policies and procedures as presented to the Board from time to time.

4 Throughout this paragraph, this bracketed text is used in lieu of the preceding bracketed text for ClearBridge MLP and Midstream Fund Inc., ClearBridge Energy Midstream Opportunity Fund Inc., ClearBridge MLP and Midstream Total Return Fund Inc., BrandywineGLOBAL — Global Income Opportunities Fund Inc., Western Asset Global Corporate Defined Opportunity Fund Inc., Western Asset High Yield Defined Opportunity Fund Inc., Western Asset Investment Grade Defined Opportunity Trust Inc., Western Asset Middle Market Debt Fund Inc., Western Asset Middle Market Income Fund Inc., Western Asset Mortgage Opportunity Fund Inc. and Western Asset Municipal Defined Opportunity Trust Inc.

5 Bracketed text included for Western Asset Global High Income Fund Inc.

6 Bracketed text included for Western Asset Global High Income Fund Inc.

7 Bracketed text included for Western Asset Global High Income Fund Inc.

8 Bracketed text included for Western Asset Corporate Loan Fund Inc.

9 Bracketed text is included for Western Asset Municipal Defined Opportunity Trust Inc. and, except for the first occurrence, Western Asset Municipal Partners Fund Inc.

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10. For the purposes of this Agreement, the Fund’s “[net] [managed]10 assets” shall be [determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information] [its total assets minus its liabilities]11 [have the meaning given to it on Schedule A]12 and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

11. This Agreement will become effective with respect to the Fund on the date set forth opposite the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved [by the Trust’s Board and by the shareholders of the Fund]13 in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect until [date]. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually [(i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval] [in the manner required by the 1940 Act]14.

12. This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Manager, or by the Manager upon not less than 90 days’ written notice to the Fund, and will be terminated upon the mutual written consent of the Manager and the Trust. This Agreement shall terminate automatically in the event of its assignment [by the Manager and shall not be assignable by the Trust without the consent of the Manager]15.

13. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved[, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities] [[in the manner required by the 1940 Act]16.

14. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. [No provision of this Agreement is intended to conflict with any applicable law.]17 Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors [and permitted assigns]18.

10 Bracketed text is used in lieu of the preceding bracketed text for ClearBridge MLP and Midstream Fund Inc., ClearBridge Energy Midstream Opportunity Fund Inc., ClearBridge MLP and Midstream Total Return Fund Inc., BrandywineGLOBAL — Global Income Opportunities Fund Inc., Western Asset Global Corporate Defined Opportunity Fund Inc., Western Asset Mortgage Opportunity Fund Inc. and Western Asset Municipal Defined Opportunity Trust Inc.

11 Bracketed text is used in lieu of the preceding bracketed text for Western Asset High Yield Defined Opportunity Fund Inc. and Western Asset Middle Market Debt Fund Inc.

12 Bracketed text is used in lieu of the preceding bracketed text for Western Asset Middle Market Income Fund Inc.

13 Bracketed text is used in the New Management Agreement for Western Asset Mortgage Opportunity Fund Inc.

14 Bracketed text is used in lieu of the bracketed text that precedes it in the New Management Agreement for Clarion Partners Real Estate Income Fund Inc.

15 Bracketed text not included for ClearBridge MLP and Midstream Fund Inc., ClearBridge Energy Midstream Opportunity Fund Inc., ClearBridge MLP and Midstream Total Return Fund Inc., BrandywineGLOBAL — Global Income Opportunities Fund Inc., Western Asset Global Corporate Defined Opportunity Fund Inc., Western Asset High Yield Defined Opportunity Fund Inc., Western Asset Investment Grade Defined Opportunity Trust Inc., Western Asset Middle Market Debt Fund Inc., Western Asset Middle Market Income Fund Inc. and Western Asset Mortgage Opportunity Fund Inc.

16 Bracketed text is used in lieu of the bracketed text that precedes it in the New Management Agreement for Clarion Partners Real Estate Income Fund Inc.

17 Bracketed text is used in the New Management Agreement for Clarion Partners Real Estate Income Fund Inc.

18 Bracketed text is used in the New Management Agreement for Clarion Partners Real Estate Income Fund Inc.

J-2-5

15. [This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the parties and their respective successors and permitted assigns.]19

[16.] This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York [without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York sitting in New York County (including its appellate division) (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the Supreme Court of the State of New York, application shall be submitted to the Commercial Division]20.

[17. Subject to the proviso of the first sentence of Section 8 of this Agreement, the Manager shall not be liable for any losses caused directly or indirectly by circumstances beyond the Manager’s reasonable control, including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, riots, terrorism, war, or such other event of similar nature, labor difficulties, non-performance by a third party not hired or otherwise selected by the Manager to provide services in connection with this Agreement, natural disaster, casualty, elements of nature, fires, earthquakes, floods, or other catastrophes, acts of God, mechanical breakdowns, or malfunctions, failure or disruption of utilities, communications, computer or information technology (including, without limitation, hardware or software), internet, firewalls, encryption systems, security devices, or power supply.]21

[signature page to follow]

19 Bracketed text is used in the New Management Agreement for Clarion Partners Real Estate Income Fund Inc.

20 Bracketed text is used in the New Management Agreement for Clarion Partners Real Estate Income Fund Inc.

21 Bracketed text is used in the New Management Agreement for Clarion Partners Real Estate Income Fund Inc.

J-2-6

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

[NAME OF TRUST]

By:
Name:
Title:

LEGG MASON PARTNERS FUND ADVISOR, LLC

By:
Name:
Title:

J-2-7

Schedule A

[Name of Fund]

Date:

[Date]

Fee:

[Description of fee]

J-2-8

Appendix K-1

Comparison of Current Subadvisory Agreement and New Subadvisory Agreement1

Investment Advisory Services	Investment Advisory Services

In accordance with and subject to the Management Agreement between the Trust and the Manager with respect to the Fund (the “Management Agreement”), the Manager hereby appoints the Subadviser to act as [Subadviser][a subadviser][2] with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and [the Manager][3], the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by the Manager from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information [and in accordance with any exemptive orders issued by the Securities and Exchange Commission (“SEC”) applicable to the Fund and any SEC staff no-action letters applicable to the Fund][4]. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments will be purchased [(including, as permitted in accordance with this paragraph, swap agreements, options and futures)][5], retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions [(including the execution of investment documentation)][6], all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations

Same

1 The subadvisory agreement between Clarion Partners and Western Assset Management for Clarion Partners Real Estate Income Fund Inc. is titled “Sub-Subadvisory Agreement.” In addition, there may be minor, non-substantive variations among the agreements for certain Funds.

2 For agreements among two Subadvisers, the bracketed text is used in lieu of the bracketed text that precedes it.

3 For agreements among two Subadvisers, reference to the hiring Subadviser is also included.

4 Bracketed text included for Clarion Partners Real Estate Income Fund Inc.

5 Bracketed text not included for LMP Capital and Income Fund Inc..

6 Bracketed text not included for LMP Capital and Income Fund Inc.

K-1-1

promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund[and any exemptive orders and SEC staff no-action letters applicable to the Fund][7] referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser. The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund [and any sub-custodian or prime broker][8] as to deliveries of securities and other investments and payments of cash [in respect of securities transactions or cash margin calls][9] for the account of the Fund. [Notwithstanding the above, Subadviser shall have no authority, responsibility or obligation with respect to the custody of securities or other assets of the Fund (including the Allocated Assets) and shall, except as otherwise provided in this agreement, not be responsible or liable for any act or omission of any custodian, sub-custodian or prime broker of the Fund.][10] Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

Brokerage Transactions	Brokerage Transactions

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and

Same

7 Bracketed text included for Clarion Partners Real Estate Income Fund Inc.

8 Bracketed text included for Clarion Partners Real Estate Income Fund Inc.

9 Bracketed text included for Clarion Partners Real Estate Income Fund Inc.

10 Bracketed text included for Clarion Partners Real Estate Income Fund Inc.

K-1-2

research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

Additional Services	Additional Services

The Subadviser shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Allocated Assets subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board. [Notwithstanding the above, the Subadviser will not file class action claims or otherwise exercise any rights the Fund may have with respect to participating in, commencing or defending suits or legal proceedings involving securities or issuers of securities held in, or formerly held in, the Fund.][11]

Same

Authority to Execute Documents	Authority to Execute Documents

The Subadviser may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, [purchase and sale agreements for real estate and other assets, mortgage agreements,][12] brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the

Same

11 Bracketed text included for Clarion Partners Real Estate Income Fund Inc.

12 Bracketed text included for Clarion Partners Real Estate Income Fund Inc.

K-1-3

Subadviser believes are appropriate or desirable in performing its duties under this Agreement.[13]

Information to Be Provided by the Manager	Information to Be Provided by the Manager

The Manager shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. The Manager shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

[Manager shall furnish the Subadviser with copies of all amendments of, modifications or supplements to the Fund’s Prospectus, Statement of Additional Information and Governing Documents that will impact the services provided by the Subadviser under this Agreement within a reasonable time before they become effective.][14]

Same

Information to Be Provided by the Subadviser	Information to Be Provided by the Subadviser

The Subadviser, at its expense, shall supply the Board, the officers of the Trust, and the Manager[15] with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder.

Same

Transactions with Affiliates	Transactions with Affiliates

The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and

Same

13 Not included for ClearBridge MLP and Midstream Fund Inc., ClearBridge Energy Midstream Opportunity Fund Inc., ClearBridge MLP and Midstream Total Return Fund Inc., LMP Capital and Income Fund Inc., Western Asset Mortgage Opportunity Fund Inc., BrandywineGLOBAL — Global Income Opportunities Fund Inc., LMP Capital and Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., Western Asset Global Corporate Defined Opportunity Fund Inc., Western Asset Global High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset High Income Opportunity Fund Inc., Western Asset High Yield Defined Opportunity Fund Inc., Western Asset Intermediate Muni Fund Inc., Western Asset Investment Grade Defined Opportunity Trust Inc., Western Asset Managed Municipals Fund Inc., Western Asset Middle Market Debt Fund Inc., Western Asset Middle Market Income Fund Inc., Western Asset Municipal Defined Opportunity Trust Inc., Western Asset Municipal High Income Fund Inc., Western Asset Municipal Partners Fund Inc., and Western Asset Variable Rate Strategic Fund Inc.

14 Bracketed text included for Clarion Partners Real Estate Income Fund Inc.

15 For agreements among two Subadvisers, reference to the hiring Subadviser is also included.

K-1-4

the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act [or by any exemptive orders or SEC staff no-action letters applicable to the Fund][16] and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

Delegation of Duties	Delegation of Duties

[To the extent permitted by any exemptive orders or SEC staff no-action letters applicable to the Fund,][17] The Subadviser may delegate to any other one or more companies that the Subadviser controls, is controlled by, or is under common control with, or to specified employees of any such companies, certain of the Subadviser’s duties under this Agreement, provided in each case the Subadviser will supervise the activities of each such entity or employees thereof, that such delegation will not relieve the Subadviser of any of its duties or obligations under this Agreement and provided further that any such arrangements are entered into in accordance with all applicable requirements of the 1940 Act.

[The Subadviser agrees that it shall not consult Wilshire Associates Incorporated, the Fund’s allocation subadviser (the “Allocation Subadviser”), concerning transactions for the Fund in securities or other assets in accordance with Rule 17a-10 of the 1940 Act. For the avoidance of doubt, the foregoing shall in no way prohibit contact, discussions or

Same

16 Bracketed text included for Clarion Partners Real Estate Income Fund Inc.

17 Bracketed text included for Clarion Partners Real Estate Income Fund Inc.

K-1-5

communications between the Subadviser and the Allocation Subadviser for the purposes of the Allocation Subadviser’s determination of the advisability and suitability of, or otherwise gathering information with respect to, the Fund’s possible investment in Rll Western Asset Public/Private Collector Fund, L.P., provided that any such contact, discussions or communications are conducted on an arm’s-length basis and in the ordinary course of the Subadviser’s business for the foregoing purposes.][18]

Expenses	Expenses

The Subadviser shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Subadviser shall not be responsible for the Fund’s expenses, including, without limitation: advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; [Form CPO-PQR filings that relate to the Fund;][19] fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; [legal expenses] [property management fees; acquisition or disposition fees; taxes; Fund legal expenses (including in connection with investment activities)][20]; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the

Same

18 Bracketed text included for Western Asset Mortgage Opportunity Fund Inc.

19 Bracketed text included for Clarion Partners Real Estate Income Fund Inc.

20 Bracketed text used in lieu of preceding bracketed text for Clarion Partners Real Estate Income Fund Inc.

K-1-6

Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

Recordkeeping Obligations	Recordkeeping Obligations

The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

Same

Board Members and Officers	Board Members and Officers

No member of the Board, officer or employee of the Trust or Fund shall receive from the Trust or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

Same

Fees	Fees

As compensation for the services performed by the Subadviser, including the services of any consultants retained by the Subadviser, the Manager shall pay the Subadviser out of the management fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth on Schedule A annexed hereto. The first payment of the fee

Same

K-1-7

shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund or the portion thereof comprising the Allocated Assets shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board.

Limitation of Liability of Subadviser	Limitation of Liability of Subadviser

The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund(including but not limited to any act or omission of any broker or dealer, foreign currency dealer, futures commission merchant or counterparty)[21], provided that nothing in this Agreement shall protect the Subadviser against any liability to the Manager[22] or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this provision, the term “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates.

Same

21 Bracketed text used for Clarion Partners Real Estate Income Fund Inc.

22 For agreements among two Subadvisers, reference to the hiring Subadviser is also included.

K-1-8

Other Activities	Other Activities

Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser who may also be a Board member, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.

[Manager acknowledges that Subadviser, its affiliates and its other clients may at any time, subject to applicable law, have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired for or disposed of under this Agreement for the Fund. Subject to the Subadviser’s related policies and procedures, the Subadviser shall have no obligation to acquire or dispose of a position in any investment pursuant to this Agreement solely because Subadviser or its affiliates invest in such a position for its or their own accounts or for the accounts of another client.][23]

Same

Allocation of Investment Opportunities	Allocation of Investment Opportunities

If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time.

Same

Certain Defined Terms	Certain Defined Terms

For the purposes of this Agreement, the Fund’s “[net][managed][24] assets” shall [be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information] [mean net	Same

23 Bracketed text used for Clarion Partners Real Estate Income Fund Inc.

24 Bracketed text is used in lieu of the preceding bracketed text for ClearBridge MLP and Midstream Fund Inc., ClearBridge Energy Midstream Opportunity Fund Inc., ClearBridge MLP and Midstream Total Return Fund Inc., BrandywineGLOBAL — Global Income Opportunities Fund Inc., Western Asset Global Corporate Defined Opportunity Fund Inc. and Western Asset Middle Market Income Fund Inc.

K-1-9

assets plus assets attributable to the liquidation value of any outstanding preferred stock plus proceeds of any outstanding borrowings used for leverage][25] and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

Term of Agreement	Term of Agreement

This Agreement will become effective with respect to the Fund on the date set forth below the Fund’s name, provided that it shall have been approved [by the Trust’s Board and, if so required by the 1940 Act, by shareholders of the Fund][26] in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect through the second anniversary of the date of effectiveness Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually [(i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval][in the manner required by the 1940 Act][27].

Same

Termination	Termination

This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less

Same

25 Bracketed text is used for Western Asset Corporate Loan Fund Inc., LMP Capital and Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., Western Asset Global High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset High Income Opportunity Fund Inc., Western Asset High Yield Defined Opportunity Fund Inc., Western Asset Intermediate Muni Fund Inc., Western Asset Investment Grade Defined Opportunity Trust Inc., Western Asset Managed Municipals Fund Inc., Western Asset Middle Market Debt Fund Inc., Western Asset Municipal Defined Opportunity Trust Inc., Western Asset Municipal High Income Fund Inc., Western Asset Municipal Partners Fund Inc. and Western Asset Variable Rate Strategic Fund Inc.

26 Bracketed text is used in New Subadvisory Agreements for Western Asset Corporate Loan Fund Inc., LMP Capital and Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., Western Asset Global Corporate Defined Opportunity Fund Inc., Western Asset Global High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset High Income Opportunity Fund Inc., Western Asset High Yield Defined Opportunity Fund Inc., Western Asset Intermediate Muni Fund Inc., Western Asset Investment Grade Defined Opportunity Trust Inc., Western Asset Managed Municipals Fund Inc., Western Asset Middle Market Debt Fund Inc., Western Asset Middle Market Income Fund Inc., Western Asset Municipal Defined Opportunity Trust Inc., Western Asset Municipal High Income Fund Inc., Western Asset Municipal Partners Fund Inc., and Western Asset Variable Rate Strategic Fund Inc..

27 Bracketed text is used in lieu of the bracketed text that precedes it in the New Subadvisory Agreement for the Western Asset Corporate Loan Fund Inc. and Clarion Partners Real Estate Income Fund Inc.

K-1-10

than 30 days’ written notice to the Subadviser, or by the Subadviser upon not less than 90 days’ written notice to the Fund and the Manager, and will be terminated upon the mutual written consent of the Manager and the Subadviser. This Agreement shall terminate automatically in the event of its assignment [by the Subadviser and shall not be assignable by the Manager without the consent of the Subadviser][28] [, as such term is defined or interpreted by the SEC or its staff under the 1940 Act][29].

Limitation of Recourse	Limitation of Recourse

The Subadviser agrees that for any claim by it against the Fund in connection with this Agreement or the services rendered under this Agreement, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust.

Same

Amendments; Entire Agreement; Severability	Amendments; Entire Agreement; Severability

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved [, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities][in the manner required by the 1940 Act][30].

This Agreement, and any supplemental terms contained on Annex I hereto, if applicable, embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. [No provision of this Agreement is intended to conflict with any applicable law.][31] Should any

Same

28 Bracketed text not included for ClearBridge MLP and Midstream Fund Inc., ClearBridge Energy Midstream Opportunity Fund Inc., ClearBridge MLP and Midstream Total Return Fund Inc., Western Asset Corporate Loan Fund Inc. and BrandywineGLOBAL — Global Income Opportunities Fund Inc.

29 Bracketed text is used for Clarion Partners Real Estate Income Fund Inc.

30 Bracketed text is used in lieu of the bracketed text that precedes it in New Subadvisory Agreements for theWestern Asset Corporate Loan Fund Inc. and Clarion Partners Real Estate Income Fund Inc. .

31 Bracketed text is used in New Subadvisory Agreements for the principal Subadvisers of Western Asset Corporate Loan Fund Inc., Clarion Partners Real Estate Income Fund Inc., LMP Capital and Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., Western Asset Global Corporate Defined Opportunity Fund Inc., Western Asset Global High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset High Income Opportunity Fund Inc., Western Asset High Yield Defined Opportunity Fund Inc., Western Asset Intermediate Muni Fund Inc., Western Asset Investment Grade Defined Opportunity Trust Inc., Western Asset Managed Municipals Fund Inc., Western Asset Middle Market Debt Fund Inc., Western Asset Middle Market Income Fund Inc., Western Asset Municipal Defined Opportunity Trust Inc., Western Asset Municipal High Income Fund Inc., Western Asset Municipal Partners Fund Inc., and Western Asset Variable Rate Strategic Fund Inc.

K-1-11

part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors [and assigns][32].

No Third-Party Beneficiaries	No Third-Party Beneficiaries

[This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer rights, privileges, claims or remedies upon any shareholder or other person other than the parties (including the Trust with respect to the Fund) and their respective successors and permitted assigns.][33]

Same

Governing Law; Jurisdiction	Governing Law; Jurisdiction

This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York [without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York sitting in New York County (including its appellate division) (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced

Same

32 Bracketed text is used in New Subadvisory Agreements for the principal Subadvisers of Western Asset Corporate Loan Fund Inc., Clarion Partners Real Estate Income Fund Inc., LMP Capital and Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., Western Asset Global Corporate Defined Opportunity Fund Inc., Western Asset Global High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset High Income Opportunity Fund Inc., Western Asset High Yield Defined Opportunity Fund Inc., Western Asset Intermediate Muni Fund Inc., Western Asset Investment Grade Defined Opportunity Trust Inc., Western Asset Managed Municipals Fund Inc., Western Asset Middle Market Debt Fund Inc., Western Asset Middle Market Income Fund Inc., Western Asset Municipal Defined Opportunity Trust Inc., Western Asset Municipal High Income Fund Inc., Western Asset Municipal Partners Fund Inc., and Western Asset Variable Rate Strategic Fund Inc.

33 Bracketed text is used in New Subadvisory Agreements for the principal Subadvisers of Western Asset Corporate Loan Fund Inc., Clarion Partners Real Estate Income Fund Inc., LMP Capital and Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., Western Asset Global Corporate Defined Opportunity Fund Inc., Western Asset Global High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset High Income Opportunity Fund Inc., Western Asset High Yield Defined Opportunity Fund Inc., Western Asset Intermediate Muni Fund Inc., Western Asset Investment Grade Defined Opportunity Trust Inc., Western Asset Managed Municipals Fund Inc., Western Asset Middle Market Debt Fund Inc., Western Asset Middle Market Income Fund Inc., Western Asset Municipal Defined Opportunity Trust Inc., Western Asset Municipal High Income Fund Inc., Western Asset Municipal Partners Fund Inc., and Western Asset Variable Rate Strategic Fund Inc.

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in the Supreme Court of the State of New York, application shall be submitted to the Commercial Division][34].

Force Majeure	Force Majeure

Subject to the proviso of the first sentence of Section 9 of this Agreement, the Subadviser shall not be liable for any losses caused directly or indirectly by circumstances beyond the Subadviser’s reasonable control, including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, riots, terrorism, war, or such other event of similar nature, labor difficulties, non-performance by a third party not hired or otherwise selected by the Subadviser to provide services in connection with this Agreement, natural disaster, casualty, elements of nature, fires, earthquakes, floods, or other catastrophes, acts of God, mechanical breakdowns, or malfunctions, failure or disruption of utilities, communications, computer or information technology (including, without limitation, hardware or software), internet, firewalls, encryption systems, security devices, or power supply.][35]

Same

34 Bracketed text is used in New Subadvisory Agreements for the principal Subadvisers of Clarion Partners Real Estate Income Fund Inc., LMP Capital and Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., Western Asset Global Corporate Defined Opportunity Fund Inc., Western Asset Global High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset High Income Opportunity Fund Inc., Western Asset High Yield Defined Opportunity Fund Inc., Western Asset Intermediate Muni Fund Inc., Western Asset Investment Grade Defined Opportunity Trust Inc., Western Asset Managed Municipals Fund Inc., Western Asset Middle Market Debt Fund Inc., Western Asset Middle Market Income Fund Inc., Western Asset Municipal Defined Opportunity Trust Inc., Western Asset Municipal High Income Fund Inc., Western Asset Municipal Partners Fund Inc., and Western Asset Variable Rate Strategic Fund Inc.

35 Bracketed text is used in New Subadvisory Agreements for the principal Subadvisers of Clarion Partners Real Estate Income Fund Inc., LMP Capital and Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., Western Asset Global Corporate Defined Opportunity Fund Inc., Western Asset Global High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset High Income Opportunity Fund Inc., Western Asset High Yield Defined Opportunity Fund Inc., Western Asset Intermediate Muni Fund Inc., Western Asset Investment Grade Defined Opportunity Trust Inc., Western Asset Managed Municipals Fund Inc., Western Asset Middle Market Debt Fund Inc., Western Asset Middle Market Income Fund Inc., Western Asset Municipal Defined Opportunity Trust Inc., Western Asset Municipal High Income Fund Inc., Western Asset Municipal Partners Fund Inc., and Western Asset Variable Rate Strategic Fund Inc.

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Appendix K-2

Form of New Subadvisory Agreement1

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SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT (“Agreement”) is made this [    ] day of [            ], [    ], by and between [Name of Manager]2, and [Name of Subadviser]3, a [type of entity] (the “Subadviser”).

WHEREAS, the Manager has been retained by [Name of Trust] (the “Trust”), a Maryland statutory trust registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) to provide investment advisory, management, and administrative services to the Trust with respect to certain series of the Trust; and

WHEREAS, the Manager wishes to engage the Subadviser to provide certain investment advisory services to the Trust with respect to the series of the Trust designated in Schedule A annexed hereto (the “Fund”) and Subadviser is willing to furnish such services on the terms and conditions hereinafter set forth;

[WHEREAS, the Subadviser has been retained by [Name of Manager]to provide investment advisory, management, and administrative services to [Name of Trust] (the “Trust”), a [type of entity] registered as a management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) to provide investment advisory, management, and administrative services to the Trust with respect to the series of the Trust designated in Schedule A Annexed hereto (the “Fund”); and

WHEREAS, the Subadviser wishes to engage [name of Sub-subadviser] to provide certain investment advisory services to the Fund, and [name of Sub-subadviser] is willing to furnish such services on the terms and conditions hereinafter set forth;]4

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:

1. In accordance with and subject to the Management Agreement between the Trust and the Manager with respect to the Fund (the “Management Agreement”), the Manager hereby appoints the Subadviser to act as [Subadviser][a subadviser]5 with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. The Manager shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. The Manager shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

1 The subadvisory agreement between Clarion Partners and Western Assset Management for Clarion Partners Real Estate Income Fund Inc. is titled “Sub-Subadvisory Agreement.” In addition to differences noted in this Appendix, there may be minor, non-substantive variations among the agreements for certain Funds.

2 For agreements among two Subadvisers, references to the Manager are replaced by references to the hiring Subadviser that has engaged the other Subadviser, unless otherwise noted.

3 For agreements among two Subadvisers, references to the Subadviser are replaced by references to the Subadviser being engaged, unless otherwise noted.

4 For agreements among two Subadvisers, the Bracketed text is used in lieu of the two preceding clauses.

5 For agreements among two Subadvisers, the bracketed text is used in lieu of the bracketed text that precedes it.

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3. (a) Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and [the Manager]6, the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by the Manager from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information [and in accordance with any exemptive orders issued by the Securities and Exchange Commission (“SEC”) applicable to the Fund and any SEC staff no-action letters applicable to the Fund]7. The Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments will be purchased [(including, as permitted in accordance with this paragraph, swap agreements, options and futures)]8, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions [(including the execution of investment documentation)]9, all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act, and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund [and any exemptive orders and SEC staff no-action letters applicable to the Fund]10 referred to above, and any other specific policies adopted by the Board and disclosed to the Subadviser. [Manager shall furnish the Subadviser with copies of all amendments of, modifications or supplements to the Fund’s Prospectus, Statement of Additional Information and Governing Documents that will impact the services provided by the Subadviser under this Agreement within a reasonable time before they become effective.]11 The Subadviser is authorized as the agent of the Trust to give instructions with respect to the Allocated Assets to the custodian of the Fund [and any sub-custodian or prime broker]12 as to deliveries of securities and other investments and payments of cash [in respect of securities transactions or cash margin calls]13 for the account of the Fund. [Notwithstanding the above, Subadviser shall have no authority, responsibility or obligation with respect to the custody of securities or other assets of the Fund (including the Allocated Assets) and shall, except as otherwise provided in this agreement, not be responsible or liable for any act or omission of any custodian, sub-custodian or prime broker of the Fund.]14 Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies. The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein. The

6 For agreements among two Subadvisers, reference to the hiring Subadviser is also included.

7 Bracketed text included for Clarion Partners Real Estate Income Fund Inc.

8 Bracketed text not included for LMP Capital and Income Fund Inc.

9 Bracketed text not included for LMP Capital and Income Fund Inc.

10 Bracketed text included for Clarion Partners Real Estate Income Fund Inc.

11 Bracketed text included for Clarion Partners Real Estate Income Fund Inc.

12 Bracketed text included for Clarion Partners Real Estate Income Fund Inc.

13 Bracketed text included for Clarion Partners Real Estate Income Fund Inc.

14 Bracketed text included for Clarion Partners Real Estate Income Fund Inc.

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Subadviser shall exercise voting rights, rights to consent to corporate action and any other rights pertaining to the Allocated Assets subject to such direction as the Board may provide, and shall perform such other functions of investment management and supervision as may be directed by the Board. [Notwithstanding the above, the Subadviser will not file class action claims or otherwise exercise any rights the Fund may have with respect to participating in, commencing or defending suits or legal proceedings involving securities or issuers of securities held in, or formerly held in, the Fund.]15 [The Subadviser may execute on behalf of the Fund certain agreements, instruments and documents in connection with the services performed by it under this Agreement. These may include, without limitation, [purchase and sale agreements for real estate and other assets, mortgage agreements,]16 brokerage agreements, clearing agreements, account documentation, futures and options agreements, swap agreements, other investment related agreements, and any other agreements, documents or instruments the Subadviser believes are appropriate or desirable in performing its duties under this Agreement.]17

(b) The Fund hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with members of the Board or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act [or by any exemptive orders or SEC staff no-action letters applicable to the Fund]18 and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

4. [To the extent permitted by any exemptive orders or SEC staff no-action letters applicable to the Fund,]19 The Subadviser may delegate to any other one or more companies that the Subadviser controls, is controlled by, or is under common control with, or to specified employees of any such companies, certain of the Subadviser’s duties under this Agreement, provided in each case the Subadviser will supervise the activities of each such entity or employees thereof, that such delegation will not relieve the Subadviser of any of its duties or obligations under this Agreement and provided further that any such arrangements are entered into in accordance with all applicable requirements of the 1940 Act.

5. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser hereby agrees that any records that it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

15 Bracketed text included for Clarion Partners Real Estate Income Fund Inc.

16 Bracketed text included for Clarion Partners Real Estate Income Fund Inc.

17 Not included for ClearBridge MLP and Midstream Fund Inc., ClearBridge Energy Midstream Opportunity Fund Inc., ClearBridge MLP and Midstream Total Return Fund Inc., LMP Capital and Income Fund Inc., Western Asset Mortgage Opportunity Fund Inc., BrandywineGLOBAL — Global Income Opportunities Fund Inc., Western Asset Emerging Markets Debt Fund Inc., Western Asset Global Corporate Defined Opportunity Fund Inc., Western Asset Global High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset High Income Opportunity Fund Inc., Western Asset High Yield Defined Opportunity Fund Inc., Western Asset Intermediate Muni Fund Inc., Western Asset Investment Grade Defined Opportunity Trust Inc., Western Asset Managed Municipals Fund Inc., Western Asset Middle Market Debt Fund Inc., Western Asset Middle Market Income Fund Inc., Western Asset Municipal Defined Opportunity Trust Inc., Western Asset Municipal High Income Fund Inc., Western Asset Municipal Partners Fund Inc., and Western Asset Variable Rate Strategic Fund Inc..

18 Bracketed text included for Clarion Partners Real Estate Income Fund Inc.

19 Bracketed text included for Clarion Partners Real Estate Income Fund Inc.

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6. (a) The Subadviser, at its expense, shall supply the Board, the officers of the Trust, and the Manager20 with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder.

(b) The Subadviser shall bear all expenses, and shall furnish all necessary services, facilities and personnel, in connection with its responsibilities under this Agreement. Other than as herein specifically indicated, the Subadviser shall not be responsible for the Fund’s expenses, including, without limitation: advisory fees; distribution fees; interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the Fund’s securities and other investments and any losses in connection therewith; [Form CPO-PQR filings that relate to the Fund;]21 fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; [legal expenses] [property management fees; acquisition or disposition fees; taxes; Fund legal expenses (including in connection with investment activities)]22; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

7. No member of the Board, officer or employee of the Trust or Fund shall receive from the Trust or Fund any salary or other compensation as such member of the Board, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Board members, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. As compensation for the services performed by the Subadviser, including the services of any consultants retained by the Subadviser, the Manager shall pay the Subadviser out of the management fee it receives with respect to the Fund, and only to the extent thereof, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the [average daily net] [managed]23 assets of the Fund or, if less, the portion thereof comprising the Allocated Assets in that period from the beginning of such month to such date of termination, and shall be that proportion of such [average daily net] [managed] assets as the number of business days in such period bears to the number of business days in such month. The [average daily net] [managed] assets of the Fund or the portion thereof comprising the Allocated Assets shall in all cases be based

20 For agreements among two Subadvisers, reference to the hiring Subadviser is also included.

21 Bracketed text included for Clarion Partners Real Estate Income Fund Inc.

22 Bracketed text used in lieu of preceding bracketed text for Clarion Partners Real Estate Income Fund Inc.

23 Throughout this paragraph, this bracketed text is used in lieu of the preceding bracketed text for ClearBridge MLP and Midstream Fund Inc., ClearBridge Energy Midstream Opportunity Fund Inc., ClearBridge MLP and Midstream Total Return Fund Inc., BrandywineGLOBAL —Global Income Opportunities Fund Inc., Western Asset Global Corporate Defined Opportunity Fund Inc., Western Asset Middle Market Income Fund Inc. and Western Asset Mortgage Opportunity Fund Inc.

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only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as may be determined by the Board.

9. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund (including but not limited to any act or omission of any broker or dealer, foreign currency dealer, futures commission merchant or counterparty)24, provided that nothing in this Agreement shall protect the Subadviser against any liability to the Manager25 or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 9, the term “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates. [The Subadviser agrees that it shall not consult Wilshire Associates Incorporated, the Fund’s allocation subadviser (the “Allocation Subadviser”), concerning transactions for the Fund in securities or other assets in accordance with Rule 17a-10 of the 1940 Act. For the avoidance of doubt, the foregoing shall in no way prohibit contact, discussions or communications between the Subadviser and the Allocation Subadviser for the purposes of the Allocation Subadviser’s determination of the advisability and suitability of, or otherwise gathering information with respect to, the Fund’s possible investment in Rll Western Asset Public/Private Collector Fund, L.P., provided that any such contact, discussions or communications are conducted on an arm’s-length basis and in the ordinary course of the Subadviser’s business for the foregoing purposes.]26

10. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser who may also be a Board member, officer, or employee of the Trust or the Fund, to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities consistent with the investment policies of the Fund or one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time. [Manager acknowledges that Subadviser, its affiliates and its other clients may at any time, subject to applicable law, have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired for or disposed of under this Agreement for the Fund. Subject to the Subadviser’s related policies and procedures, the Subadviser shall have no obligation to acquire or dispose of a position in any investment pursuant to this Agreement solely because Subadviser or its affiliates invest in such a position for its or their own accounts or for the accounts of another client.]27

11. For the purposes of this Agreement, the Fund’s “[net] [managed]28 assets” shall [be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information] [mean net assets plus assets attributable to the liquidation value of any outstanding preferred stock plus proceeds of any outstanding

24 Bracketed text used for Clarion Partners Real Estate Income Fund Inc.

25 For agreements among two Subadvisers, reference to the hiring Subadviser is also included.

26 Bracketed text included for Western Asset Mortgage Opportunity Fund Inc.

27 Bracketed text used for Clarion Partners Real Estate Income Fund Inc.

28 Bracketed text is used in lieu of the preceding bracketed text for ClearBridge MLP and Midstream Fund Inc., ClearBridge Energy Midstream Opportunity Fund Inc., ClearBridge MLP and Midstream Total Return Fund Inc., BrandywineGLOBAL — Global Income Opportunities Fund Inc., Western Asset Global Corporate Defined Opportunity Fund Inc. and Western Asset Middle Market Income Fund Inc.

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borrowings used for leverage]29 and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

12. This Agreement will become effective with respect to the Fund on the date set forth below the Fund’s name on Schedule A annexed hereto, provided that it shall have been approved [by the Trust’s Board and, if so required by the 1940 Act, by shareholders of the Fund]30 in accordance with the requirements of the 1940 Act and, unless sooner terminated as provided herein, will continue in effect through the second anniversary of the date of effectiveness. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Fund, so long as such continuance is specifically approved at least annually [(i) by the Board or (ii) by a vote of a majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Board members who are not interested persons of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval][in the manner required by the 1940 Act]31.

13. This Agreement is terminable with respect to the Fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund, in each case on not more than 60 days’ nor less than 30 days’ written notice to the Subadviser, or by the Subadviser upon not less than 90 days’ written notice to the Fund and the Manager, and will be terminated upon the mutual written consent of the Manager and the Subadviser. This Agreement shall terminate automatically in the event of its assignment [by the Subadviser and shall not be assignable by the Manager without the consent of the Subadviser]32 [, as such term is defined or interpreted by the SEC or its staff under the 1940 Act]33.

14. The Subadviser agrees that for any claim by it against the Fund in connection with this Agreement or the services rendered under this Agreement, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of the Trust.

15. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of the Agreement shall be effective until approved [, if so required by the 1940 Act, by vote of the holders of a majority of the Fund’s outstanding voting securities][in the manner required by the 1940 Act]34.

29 Bracketed text is used for Western Asset Corporate Loan Fund Inc., LMP Capital and Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., Western Asset Global High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset High Income Opportunity Fund Inc., Western Asset High Yield Defined Opportunity Fund Inc., Western Asset Intermediate Muni Fund Inc., Western Asset Investment Grade Defined Opportunity Trust Inc., Western Asset Managed Municipals Fund Inc., Western Asset Middle Market Debt Fund Inc., Western Asset Municipal Defined Opportunity Trust Inc., Western Asset Municipal High Income Fund Inc., Western Asset Municipal Partners Fund Inc. and Western Asset Variable Rate Strategic Fund Inc.

30 Bracketed text is used in New Subadvisory Agreements for LMP Capital and Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., Western Asset Global Corporate Defined Opportunity Fund Inc., Western Asset Global High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset High Income Opportunity Fund Inc., Western Asset High Yield Defined Opportunity Fund Inc., Western Asset Intermediate Muni Fund Inc., Western Asset Investment Grade Defined Opportunity Trust Inc., Western Asset Managed Municipals Fund Inc., Western Asset Middle Market Debt Fund Inc., Western Asset Middle Market Income Fund Inc., Western Asset Municipal Defined Opportunity Trust Inc., Western Asset Municipal High Income Fund Inc., Western Asset Municipal Partners Fund Inc. and Western Asset Variable Rate Strategic Fund Inc.

31 Bracketed text is used in lieu of the bracketed text that precedes it in New Subadvisory Agreements for Western Asset Corporate Loan Fund Inc. and Clarion Partners Real Estate Income Fund Inc.

32 Bracketed text not included for ClearBridge MLP and Midstream Fund Inc., ClearBridge Energy Midstream Opportunity Fund Inc., ClearBridge MLP and Midstream Total Return Fund Inc., Western Asset Corporate Loan Fund Inc., BrandywineGLOBAL — Global Income Opportunities Fund Inc., Western Asset Global Corporate Defined Opportunity Fund Inc., Western Asset High Yield Defined Opportunity Fund Inc., Western Asset Investment Grade Defined Opportunity Trust Inc., Western Asset Middle Market Debt Fund Inc. and Western Asset Middle Market Income Fund Inc.

33 Bracketed text included for Clarion Partners Real Estate Income Fund Inc.

34 Bracketed text is used in lieu of the bracketed text that precedes it in New Subadvisory Agreements for Western Asset Corporate Loan Fund Inc. and Clarion Partners Real Estate Income Fund Inc.

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16. This Agreement, and any supplemental terms contained on Annex I hereto, if applicable, embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. [No provision of this Agreement is intended to conflict with any applicable law.]35 Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors [and assigns]36.

17. [This Agreement does not, and is not intended to, create any third-party beneficiary or otherwise confer rights, privileges, claims or remedies upon any shareholder or other person other than the parties (including the Trust with respect to the Fund) and their respective successors and permitted assigns.]37

[18.] This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York [without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the Supreme Court of the State of New York sitting in New York County (including its appellate division) (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the Supreme Court of the State of New York, application shall be submitted to the Commercial Division]38.

35 Bracketed text is used in New Subadvisory Agreements for the principal Subadvisers of Clarion Partners Real Estate Income Fund Inc., LMP Capital and Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., Western Asset Global Corporate Defined Opportunity Fund Inc., Western Asset Global High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset High Income Opportunity Fund Inc., Western Asset High Yield Defined Opportunity Fund Inc., Western Asset Intermediate Muni Fund Inc., Western Asset Investment Grade Defined Opportunity Trust Inc., Western Asset Managed Municipals Fund Inc., Western Asset Middle Market Debt Fund Inc., Western Asset Middle Market Income Fund Inc., Western Asset Municipal Defined Opportunity Trust Inc., Western Asset Municipal High Income Fund Inc., Western Asset Municipal Partners Fund Inc., and Western Asset Variable Rate Strategic Fund Inc.

36 Bracketed text is used in New Subadvisory Agreements for the principal Subadvisers of Clarion Partners Real Estate Income Fund Inc., LMP Capital and Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., Western Asset Global Corporate Defined Opportunity Fund Inc., Western Asset Global High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset High Income Opportunity Fund Inc., Western Asset High Yield Defined Opportunity Fund Inc., Western Asset Intermediate Muni Fund Inc., Western Asset Investment Grade Defined Opportunity Trust Inc., Western Asset Managed Municipals Fund Inc., Western Asset Middle Market Debt Fund Inc., Western Asset Middle Market Income Fund Inc., Western Asset Municipal Defined Opportunity Trust Inc., Western Asset Municipal High Income Fund Inc., Western Asset Municipal Partners Fund Inc., and Western Asset Variable Rate Strategic Fund Inc.

37 Bracketed text is used in New Subadvisory Agreements for the principal Subadvisers of Clarion Partners Real Estate Income Fund Inc., LMP Capital and Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., Western Asset Global Corporate Defined Opportunity Fund Inc., Western Asset Global High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset High Income Opportunity Fund Inc., Western Asset High Yield Defined Opportunity Fund Inc., Western Asset Intermediate Muni Fund Inc., Western Asset Investment Grade Defined Opportunity Trust Inc., Western Asset Managed Municipals Fund Inc., Western Asset Middle Market Debt Fund Inc., Western Asset Middle Market Income Fund Inc., Western Asset Municipal Defined Opportunity Trust Inc., Western Asset Municipal High Income Fund Inc., Western Asset Municipal Partners Fund Inc., and Western Asset Variable Rate Strategic Fund Inc.

38 Bracketed text is used in New Subadvisory Agreements for the principal Subadvisers of Clarion Partners Real Estate Income Fund Inc., LMP Capital and Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., Western Asset Global Corporate Defined Opportunity Fund Inc., Western Asset Global High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset High Income Opportunity Fund Inc., Western Asset High Yield Defined Opportunity Fund Inc., Western Asset Intermediate Muni Fund Inc., Western Asset Investment Grade Defined Opportunity Trust Inc., Western Asset Managed Municipals Fund Inc., Western Asset Middle Market Debt Fund Inc., Western Asset Middle Market Income Fund Inc., Western Asset Municipal Defined Opportunity Trust Inc., Western Asset Municipal High Income Fund Inc., Western Asset Municipal Partners Fund Inc., and Western Asset Variable Rate Strategic Fund Inc.

K-2-7

[19. Subject to the proviso of the first sentence of Section 9 of this Agreement, the Subadviser shall not be liable for any losses caused directly or indirectly by circumstances beyond the Subadviser’s reasonable control, including, without limitation, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, riots, terrorism, war, or such other event of similar nature, labor difficulties, non-performance by a third party not hired or otherwise selected by the Subadviser to provide services in connection with this Agreement, natural disaster, casualty, elements of nature, fires, earthquakes, floods, or other catastrophes, acts of God, mechanical breakdowns, or malfunctions, failure or disruption of utilities, communications, computer or information technology (including, without limitation, hardware or software), internet, firewalls, encryption systems, security devices, or power supply.]39

[signature page to follow]

[39]

Bracketed text is used in New Subadvisory Agreements for the principal Subadvisers of Clarion Partners Real Estate Income Fund Inc., LMP Capital and Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., Western Asset Global Corporate Defined Opportunity Fund Inc., Western Asset Global High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset High Income Opportunity Fund Inc., Western Asset High Yield Defined Opportunity Fund Inc., Western Asset Intermediate Muni Fund Inc., Western Asset Investment Grade Defined Opportunity Trust Inc., Western Asset Managed Municipals Fund Inc., Western Asset Middle Market Debt Fund Inc., Western Asset Middle Market Income Fund Inc., Western Asset Municipal Defined Opportunity Trust Inc., Western Asset Municipal High Income Fund Inc., Western Asset Municipal Partners Fund Inc., and Western Asset Variable Rate Strategic Fund Inc.

K-2-8

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized.

[NAME OF MANAGER][40]

By:
Name:
Title:

[NAME OF SUBADVISER]

By:
Name:
Title:

The foregoing is acknowledged:

The undersigned officer of the Trust has executed this Agreement not individually but in his/her capacity as an officer of the Trust. The Trust does not hereby undertake, on behalf of the Fund or otherwise, any obligation to the Subadviser.

[NAME OF TRUST]

By:
Name:
Title:

40 For agreements among two Subadvisers, the parties of the agreement, as noted above, are the two Subadvisers.

K-2-9

[This annex is applicable only to Subadvisory Agreements with

Western Asset Management Company Limited]

ANNEX I

This Annex I forms a part of the Subadvisory Agreement dated as of [date] by and between Western Asset Management Company, a California corporation, and Western Asset Management Company Limited (“WAML”), an entity authorized and regulated in the United Kingdom by the Financial Conduct Authority (the “FCA”).

1. WAML represents, warrants and covenants that it is authorized and regulated by the FCA.

2. WAML has classified the Fund as an Intermediate Customer as defined by the FCA Rules.

K-2-10

SCHEDULE A

[Name of Fund]

Date:

[Date]

Fee:

[Description of fee]

K-2-11

[FORM OF PROXY CARD*]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

         VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: [insert website] or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call [ ] Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 620 Eighth Avenue, 49th Floor, New York, New York on June 5, 2020

*

This form of proxy card lists all proposals that have been approved by the Boards. Shareholders are only being asked to vote on those proposals relevant to them. The proxy card that each shareholder receives will be tailored to indicate the Fund(s) in which that shareholder holds shares and will list only those proposals with respect to which the shareholder is entitled to vote.

Please detach at perforation before mailing.

PROXY                             [NAME OF TRUST]

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 5, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. The undersigned, hereby appoints Jane E. Trust, Robert I. Frenkel, Thomas C. Mandia, Jeanne M. Kelly, George P. Hoyt, Tara Gormel, Angela N. Velez, Todd Lebo, Rosemary D. Emmens, Harris Goldblat, Susan Lively and Marc De Oliveira and each of them, proxies with several powers of substitution, to attend the Joint Special Meeting of Shareholders to be held at the offices of Legg Mason at 620 Eighth Avenue, 49th Floor, New York, New York, on June 5, 2020 at 9:00 a.m. (Eastern time), or at any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and of the accompanying Joint Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be voted “FOR” the nominees in the proposal. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

YOUR BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 1 and PROPOSAL 2, AS MORE FULLY DESCRIBED IN THE JOINT PROXY STATEMENT.

VOTE VIA THE INTERNET: [insert website]
VOTE VIA THE TELEPHONE: [ ]

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE IF VOTING BY MAIL.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Joint

Joint Special Meeting of Shareholders to be Held on June 5, 2020.

The Joint Proxy Statement for this meeting is available at: [insert website]

FUNDS	FUNDS	FUNDS
Fund 1	Fund 2	Fund 3
Fund 4	Fund 5	Fund 6
Fund 7	Fund 8	Fund 9

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    X

A	Proposals - The Board responsible for your Fund recommends that you vote “FOR” Proposal 1 and Proposal 2 with respect to your Fund.

1. To approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐	Fundname Drop-In 3	☐	☐	☐
Fundname Drop-In 4	☐	☐	☐	Fundname Drop-In 5	☐	☐	☐	Fundname Drop-In 6	☐	☐	☐
Fundname Drop-In 7	☐	☐	☐	Fundname Drop-In 8	☐	☐	☐	Fundname Drop-In 9	☐	☐	☐

2. To approve a New Subadvisory Agreement with:

2-A Brandywine Global Investment Management, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐	Fundname Drop-In 3	☐	☐	☐
Fundname Drop-In 4	☐	☐	☐	Fundname Drop-In 5	☐	☐	☐	Fundname Drop-In 6	☐	☐	☐
Fundname Drop-In 7	☐	☐	☐	Fundname Drop-In 8	☐	☐	☐	Fundname Drop-In 9	☐	☐	☐

2-B ClearBridge Investments, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐	Fundname Drop-In 3	☐	☐	☐
Fundname Drop-In 4	☐	☐	☐	Fundname Drop-In 5	☐	☐	☐	Fundname Drop-In 6	☐	☐	☐
Fundname Drop-In 7	☐	☐	☐	Fundname Drop-In 8	☐	☐	☐	Fundname Drop-In 9	☐	☐	☐

2-C Western Asset Management Company, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐	Fundname Drop-In 3	☐	☐	☐
Fundname Drop-In 4	☐	☐	☐	Fundname Drop-In 5	☐	☐	☐	Fundname Drop-In 6	☐	☐	☐
Fundname Drop-In 7	☐	☐	☐	Fundname Drop-In 8	☐	☐	☐	Fundname Drop-In 9	☐	☐	☐

2-D Western Asset Management Company Limited

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐	Fundname Drop-In 3	☐	☐	☐
Fundname Drop-In 4	☐	☐	☐	Fundname Drop-In 5	☐	☐	☐	Fundname Drop-In 6	☐	☐	☐
Fundname Drop-In 7	☐	☐	☐	Fundname Drop-In 8	☐	☐	☐	Fundname Drop-In 9	☐	☐	☐

2-E Western Asset Management Company Ltd

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐	Fundname Drop-In 3	☐	☐	☐
Fundname Drop-In 4	☐	☐	☐	Fundname Drop-In 5	☐	☐	☐	Fundname Drop-In 6	☐	☐	☐
Fundname Drop-In 7	☐	☐	☐	Fundname Drop-In 8	☐	☐	☐	Fundname Drop-In 9	☐	☐	☐

2-F Western Asset Management Company Pte. Ltd.

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐	Fundname Drop-In 3	☐	☐	☐
Fundname Drop-In 4	☐	☐	☐	Fundname Drop-In 5	☐	☐	☐	Fundname Drop-In 6	☐	☐	☐
Fundname Drop-In 7	☐	☐	☐	Fundname Drop-In 8	☐	☐	☐	Fundname Drop-In 9	☐	☐	☐

2-G Clarion Partners, LLC

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN

Fundname Drop-In 1	☐	☐	☐	Fundname Drop-In 2	☐	☐	☐	Fundname Drop-In 3	☐	☐	☐
Fundname Drop-In 4	☐	☐	☐	Fundname Drop-In 5	☐	☐	☐	Fundname Drop-In 6	☐	☐	☐
Fundname Drop-In 7	☐	☐	☐	Fundname Drop-In 8	☐	☐	☐	Fundname Drop-In 9	☐	☐	☐

3.    To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title of such representation under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
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